VANGUARD
MUNICIPAL
BOND FUND

Annual Report
August 31, 1996

THE VANGUARD GROUP:
LINKING TRADITION
AND INNOVATION

At Vanguard, we treasure our rich nautical heritage--even as we steer our course toward the twenty-first century. Our Report cover reflects that blending of tradition and innovation, of past, present, and future. The montage includes a bronze medallion with a likeness of our namesake, HMS Vanguard (Lord Nelson's flagship at The Battle of the Nile); a clock built circa 1816 in Scotland, featuring a portrait of Nelson (who is also shown, accepting a surrender, in a detail from a nineteenth-century engraving); and several views of our recently completed campus, which is steeped in nautical imagery--from our buildings named after Nelson's warships (Victory, Majestic, and Goliath are three shown), to our artwork and ornamental compass rose.

[PHOTO]

[PHOTO]

VANGUARD HAS ALWAYS STRIVED TO BE THE STANDARD-BEARER for mutual fund disclosure, going well beyond the "letter of the law" in our shareholder communications. During the past year, we raised the standard once again by rewriting and reformatting our Fund prospectuses. They are designed to ensure that prospective investors fully understand, before they make an investment, each Fund's investment strategies, risks, and costs. Our Annual Reports to shareholders, in turn, provide a comprehensive discussion and analysis of the year's results in the context of each Fund's investment objectives and policies. Since Vanguard has long been recognized for the quality and content of these Fund Reports, our overriding objective was to maintain the spirit and character of the previous Reports, while adding information to assist shareholders in understanding the investment characteristics of their Fund.

THE NEW FUND REPORTS INCLUDE A MESSAGE TO SHAREHOLDERS from Chairman John C.
                      Bogle and President John J. Brennan. This Message continues to provide a candid assessment of the Fund's performance relative to an appropriate unmanaged market benchmark and a peer group of mutual funds with similar investment policies. It also reviews the principal factors contributing to--and detracting from--the returns earned by the Fund. To help you evaluate your Fund's current-year performance, the Message includes a discussion of the Fund's long-term investment results, as well as a look ahead to the prospects for the coming year. A recap of the financial markets, which had been included as part of the Chairman's letter, now appears in The Markets In Perspective. This overview covers the world's financial markets, putting the results of the Fund's strategy in a global perspective.


THE PORTFOLIO PROFILE REPRESENTS AN ADDITION TO OUR FUND REPORTS. In this day and age, many investors use detailed statistical information to evaluate their mutual fund holdings, and our new Portfolio Profile furnishes shareholders with comprehensive data on key characteristics--sector diversification, volatility, top-ten holdings, among others--that ultimately define how a Fund is likely to perform in various market environments. For this information to be used effectively, we include a brief description of the profiled characteristics. The Report From The Adviser (for our traditionally managed Funds) now covers specific topics that we have defined as being the important ones for the adviser to address--and we do our best to ensure that this Report is written in the same simple and candid manner that characterizes all Vanguard communications. Finally, each Adviser's Report will include an inset reminder of the adviser's basic investment philosophy.

WE TRUST THAT THIS REDESIGNED FUND REPORT will continue to meet your need for a fair, candid, and clear presentation of your Fund's investment results and a thorough portfolio review. We welcome any comments that you might have at any time regarding these Reports.

                                    CONTENTS

                                  A Message To
                                Our Shareholders
                                       1

                                  The Markets
                                 In Perspective
                                       4

                                  Report From
                                  The Adviser
                                       6

                                  Performance
                                   Summaries
                                       9

                                   Portfolio
                                    Profiles
                                       16

                                   Financial
                                   Statements
                                       24

                                 Directors and
                                    Officers

                               INSIDE BACK COVER

FELLOW SHAREHOLDER,


         Our 1996 fiscal year, which ended August 31, was an eventful period for the municipal bond market. During the first half of our fiscal year, interest rates declined due to widespread belief that the U.S. economy was slowing. During the second half, it became apparent that, while economic activity remained strong, inflation remained subdued, and interest rates reversed course. Indeed, by the end of August, rates had moved back near their level at the start of the period.

   [PHOTO]                                    [PHOTO]
JOHN C. BOGLE                              JOHN J. BRENNAN
Chairman of the Board                      President

         In this environment, the net asset values of our Portfolios closed the year almost precisely where they began (the Money Market Portfolio remained exactly stable at $1.00 per share). As a result, the volatility we expect from capital returns was conspicuous by its absence, and the total return for each Portfolio was made up almost entirely of dividends from tax-exempt interest. The table below presents the twelve-month total return of each Portfolio, as well as the two components of this return: income return and capital return.

--------------------------------------------------------------------------
                                        INVESTMENT RETURNS
                                 FISCAL YEAR ENDED AUGUST 31, 1996
                            ----------------------------------------------
PORTFOLIO                   INCOME             CAPITAL              TOTAL
--------------------------------------------------------------------------
Money Market*                +3.5%               0.0%               +3.5%
Short-Term                   +3.9               -0.3                +3.6
Limited-Term                 +4.5               -0.8                +3.7
Intermediate-Term            +5.2               -0.7                +4.5
Insured Long-Term            +5.6               +0.2                +5.8
Long-Term                    +5.6               +0.5                +6.1
High-Yield                   +5.8               -0.4                +5.4
--------------------------------------------------------------------------

* Money market funds do not assure a stable value of $1.00 per share, and, unlike bank certificates of deposit, are not insured by the Federal Deposit Insurance Corporation.

         The customary detailed statement of net asset values, income dividends, any distributions from net realized capital gains, and current yields is on page 3.

THE FISCAL YEAR IN REVIEW

Interest rates in general rose modestly during our fiscal year, with the yield on short-term U.S. Treasury bills rising from 5.6% to 5.9%, and the yield on the benchmark 30-year U.S. Treasury bond rising from 6.7% to 7.1%. The municipal bond market, however, was disrupted during the fiscal year by political posturing over income-tax reforms, particularly the prospect of a "flat tax." Under the proposed reforms, all earned income would be taxed at the same flat rate; at the same time, all interest income would be tax-exempt, obviating the special tax status of municipal bonds. As support for the flat tax waxed and waned, municipal bond yields--and prices--fluctuated accordingly. Eventually, it became apparent that no radical tax reforms were imminent, and yields stabilized with little point-to-point change during the year.

         When all was said and done, then, municipal bonds gave a better account of themselves than taxable bonds. Indeed, despite a -5% drop in the price of the long-term U.S. Treasury bond over the twelve months, the price of the average long-term municipal bond was virtually unchanged. A year ago, when the yield on 20-year tax-exempt bonds was equal to 93% of the yield on 20-year taxable bonds, we told you that yields on tax-exempt bonds were "remarkably high" in relation to yields on taxable bonds. By the end of fiscal 1996, that relationship had moved to a more normal level. The tax-exempt yield was equal to 84% of the taxable bond's yield compared to the average of 88% for the period since the marginal Federal tax rate of 40% has been in place. So, municipal bonds remain extremely attractive to high-tax-bracket investors.

         It is worth noting that the relative stability in our capital returns in fiscal 1996 was quite a change from the two previous years. In fiscal 1995, long-term interest rates fell and the prices of municipals rose accordingly, adding to our bond Portfolios' returns. In fiscal 1994, the scenario was reversed: sharply rising interest rates drove municipal bond prices lower, resulting in negative capital returns for our longer-term Portfolios. We recount this brief history to emphasize that, while the share prices of bond funds can be volatile in the short run, these fluctuations often cancel each other out over longer periods.

FISCAL 1996 PERFORMANCE OVERVIEW

The table below shows the total return of each of the Fund's Portfolios in relation to its average competitor with comparable quality and maturity policies.

-------------------------------------------------------------
                                    TOTAL RETURNS
                          FISCAL YEAR ENDED AUGUST 31, 1996
                      ---------------------------------------
                                      AVERAGE
                      VANGUARD      COMPETITIVE     VANGUARD
PORTFOLIO               FUND           FUND         ADVANTAGE
-------------------------------------------------------------
Money Market            +3.5%         +3.1%          +0.4%
Short-Term              +3.6          +3.5*          +0.1
Limited-Term            +3.7          +3.5           +0.2
Intermediate-Term       +4.5          +3.9           +0.6
Insured Long-Term       +5.8          +4.9           +0.9
Long-Term               +6.1          +4.7           +1.4
High-Yield              +5.4          +5.4            0.0
-------------------------------------------------------------

* Adjusted for maturity differences.

         We are pleased--as we hope you are--that each of our seven Portfolios matched or exceeded their respective competitive fund groups during the fiscal year. This is the eighth Annual Report in which we have compared returns of the seven Portfolios of Vanguard Municipal Bond Fund with returns of their peer fund groups. Out of these 56 side-by-side comparisons, Vanguard prevailed in 51, with two "ties" and only three "losses."

         A great deal of credit for this extraordinary consistency must be given to our Fixed Income Group, which maintains tightly defined investment policies that govern the maturity ranges and quality standards for our Portfolios, and employs stringent credit analysis to uphold our high-quality standards. In candor, however, part of our success can be traced to our expense-ratio advantage--we call it "the Vanguard Advantage"--over our typical competitor. While each of our Portfolios maintains an expense ratio (expenses as a percentage of average net assets) in the area of 0.20%, the expense ratio of the average municipal bond fund is 0.91%, or more than four times higher, according to data from Lipper Analytical Services.

LONG-TERM PERFORMANCE OVERVIEW

Of course, any one year is far too short a period in which to judge the performance of our Portfolios relative to their competitors. Interestingly, over longer time periods, the records of our Portfolios, when compared to competitive standards, are even more impressive. The table at the top of page 3 illustrates this point, showing total returns for the ten years ended August 31, 1996, for each Portfolio and its peer group of mutual funds.

         The relative performance of our Portfolios over the past decade underscores the Vanguard Advantage. While the performance differentials may seem inconsequential, we assure you they are not. Even small differences in average annual returns become impressive when compounded over long periods. For example, a $10,000 investment in our Long-Term Portfolio at the start of the ten-year period ended August 31, 1996, would have grown to $21,691. The same $10,000 investment in the average long-term municipal bond fund would have grown to $19,642. The difference of $2,049 is more than 20% of the initial investment and is available to the investor with no increase in risk. Similar comparisons for each Portfolio appear in the Performance Summaries on pages 9 through 15.

         We should caution that, while we expect that our expense-ratio advantage will continue to give us an edge over the competition, investors cannot assume that the excellent absolute returns--especially on a tax-exempt basis--of the past decade will be repeated in the future. In fact, with interest rates considerably lower today than they were ten years ago, it seems likely that returns in the ensuing decade will be somewhat more modest.

-------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                         10 YEARS ENDED AUGUST 31, 1996
                    -----------------------------------------
                                     AVERAGE
                     VANGUARD      COMPETITIVE     VANGUARD
PORTFOLIO              FUND           FUND         ADVANTAGE
-------------------------------------------------------------
Money Market          +4.2%          +3.8%           +0.4%
Short-Term            +5.1           +4.7*           +0.4
Limited-Term**        +6.3           +5.6            +0.7
Intermediate-Term     +7.6           +6.4            +1.2
Insured Long-Term     +8.0           +6.8            +1.2
Long-Term             +8.1           +7.0            +1.1
High-Yield            +8.1           +7.1            +1.0
-------------------------------------------------------------

*  Adjusted for maturity differences.
** Period begins August 31, 1987.

IN SUMMARY

Our message to Vanguard Municipal Bond Fund shareholders has consistently stressed the importance of "staying the course" with a balanced investment portfolio--made up of stock funds, bond funds, and money market funds--that will meet your long-term financial objectives. Within the bond-fund portion of your mix, you should hold the Portfolio--or combination of Portfolios--that best balances your desire for current income with your personal tolerance risk.

         The performance of our Portfolios in fiscal 1996 reinforces the sensibility of this approach. Despite the interim turbulence of the municipal bond market, investors who took a long-term view ended the fiscal year in positive territory.

/s/ JOHN C. BOGLE                                      /s/ JOHN J. BRENNAN

September 18, 1996


PORTFOLIO STATISTICS
------------------------------------------------------------------------------------------------------------------------------------
                                                          NET ASSET VALUE
                                                             PER SHARE                        12 MONTHS                     SEC
                                                      ------------------------     --------------------------------       CURRENT
                           AVERAGE        AVERAGE     AUGUST 31,     AUGUST 31,      INCOME      CAPITAL      TOTAL      ANNUALIZED
PORTFOLIO                 MATURITY        QUALITY        1995           1996       DIVIDENDS      GAINS      RETURN        YIELD*
------------------------------------------------------------------------------------------------------------------------------------
Money Market               66 days         MIG-1         $ 1.00        $ 1.00         $.034          --       +3.5%         3.36%
Short-Term                459 days           Aaa          15.59         15.54          .609          --       +3.6          3.73
Limited-Term             3.3 years           Aa1          10.71         10.62          .483          --       +3.7          4.10
Intermediate-Term        7.7 years           Aa2          13.14         13.04          .671       $.009       +4.5          4.63
Insured Long-Term       13.2 years           Aaa          12.12         12.14          .670          --       +5.8          5.14
Long-Term               14.0 years           Aa2          10.68         10.73          .591          --       +6.1          5.17
High-Yield              13.2 years            A1          10.43         10.39          .594          --       +5.4          5.48
------------------------------------------------------------------------------------------------------------------------------------

*The yield for the Money Market Portfolio is a 7-day yield. All others are 30-day yields.

THE MARKETS IN PERSPECTIVE

[PHOTO]

U.S. EQUITY AND BOND MARKETS

During the past twelve months, expectations about economic growth, inflation, and Federal Reserve policy shifted markedly, generating some pronounced changes in the U.S. equity and bond markets. In September 1995, for example, the U.S. economy was widely considered to be slowing after exhibiting fairly robust growth earlier in the year. Reflecting this view, investors were attracted to long-term U.S. Treasury bonds (the yield on the 30-year maturity fell from 6.7% to just below 6.0%) and high-quality, large-capitalization stocks (the S&P/BARRA Growth Index advanced 10.8%) during the last four months of 1995. By contrast, shares of more economically sensitive companies, such as technology firms, dropped sharply during this period, falling -5.7%.

     The view that slow but steady economic growth and minimal inflation would continue was widely held. Even the Open Market Committee of the Federal Reserve accepted this outlook, as evidenced by its decision last January to cut both the discount and Fed funds rates by 0.25% in an effort to stimulate the economy.

     By mid-February, however, reports indicated increases in the demand for technology goods, the number of new jobs, and consumer spending. As a result, the outlook among investors changed. Common-stock investors began to look for opportunities offered by a rapidly expanding economy (e.g., rapid earnings growth among technology and cyclical firms), while bond investors saw the more rapid growth as an indication of future inflation. The result was a 1.2% rise in the 30-year U.S. Treasury yield and sharp jumps in the prices of economically sensitive stocks during the next three months.

     This outlook proved to be short-lived, too, with signs of a slowdown appearing by late spring. As a result, blue-chip growth stocks again became the preferred segment of the stock market, while smaller-company issues, particularly technology stocks, declined--often sharply. Bond investors benefited from the revised outlook, as long-term yields fell -0.3% between mid-June and mid-August. The tide seemed to turn again in late August, however, pushing the long-term Treasury yield back up to 7.1%.

-----------------------------------------------------------------------------------
                                                   AVERAGE ANNUALIZED RETURNS
                                                  PERIODS ENDED AUGUST 31, 1996
                                              -------------------------------------
                                              1 YEAR         3 YEARS        5 YEARS
-----------------------------------------------------------------------------------
Equity
  S&P 500 Index                                18.7%          15.0%           13.6%
  Russell 2000 Index                           10.8           12.3            15.1
  MSCI-EAFE Index                               8.2            6.6             9.1
-----------------------------------------------------------------------------------
Fixed-Income
  Lehman Aggregate Bond Index                   4.1%           4.5%            7.5%
  Lehman 10-Year Municipal
    Bond Index                                  4.4            4.9             7.7
  Lipper Money Market                           4.9            4.4             3.9
-----------------------------------------------------------------------------------
Other
  Consumer Price Index                          2.9%           2.8%            2.9%
-----------------------------------------------------------------------------------


     The past year's volatility was a result of wide swings in the expectations for the economy. Bond investors, in aggregate, suffered as the Lehman Brothers Aggregate Bond Index posted a total return of 4.1% for the fiscal year, with income of 6.9% and a -2.8% decline in capital.

     Equity investors, on the other hand, saw the Standard & Poor's 500 Composite Stock Price Index generate a return of 18.7%, largely due to continued earnings growth; the S&P 500's performance was only 2.7% below the strong 21.4% gain generated during the twelve months ended August 1995. The best performers among the S&P 500's holdings were often the large "traditional" growth stocks in the health-care (32.1% over the last twelve months) and consumer-staples (28.7%) sectors. Such issues have historically performed especially well during periods of economic uncertainty thanks to the dependability of their earnings. The utilities (6.2%), technology (7.4%), and basic-materials (10.2%) sectors, by contrast, lagged in this environment of uncertain growth and rising interest rates.

     A number of the worst--and most volatile--performers among domestic common stocks could be found among small-capitalization technology issues. While small-company stocks (as measured by the Russell 2000 Small Stock Index) gained 10.8% in aggregate, stocks of small technology companies fell -0.8% for the year, dropping -18.8% in the last three months alone. The most likely cause was a number of earnings disappointments within the group.

     For bond investors, issues of shorter maturity and lower quality generally performed better than other segments of the bond market. Mortgage-backed securities also generated attractive relative returns as rising interest rates reduced prepayment activity. Municipals, however, were particularly strong compared to their taxable siblings as concern over a "flat-tax" system eased.

INTERNATIONAL EQUITY MARKETS

Returns for international equity investors were solid, as reflected in the 8.2% return of the Morgan Stanley Capital International-Europe, Australasia, Far East (EAFE) Index. Performance in the European and Pacific Rim markets differed widely, however, with returns of 15.7% and 1.1% (measured in U.S. dollars), respectively. One reason for the disparity was the strength of the U.S. dollar versus the Japanese yen. The dollar gained 9.8% against the yen, a move that reduced the Japanese market's 8.6% increase in local terms to a -2.0% drop for dollar-based investors. The dollar was essentially unchanged against the major European currencies.

     The strength of the European markets stemmed primarily from two sources:
(1) a decline in inflation expectations consistent with a drop in expected economic growth; and (2) a new focus among corporate management on "building shareholder value." As in the U.S. market, reduced growth expectations boosted the relative performance of "traditional" quality growth stocks, since their earnings are less dependent on economic cycles. At the same time, corporate restructuring appears to be gaining favor among the managers of many European firms in their efforts to enhance returns to shareholders. This shift boosted the performance of a number of more cyclical stocks. Performance in the United Kingdom was also aided by a marked increase in merger activity in advance of the upcoming national election--an election that is widely expected to result in a change in government.

     In Asian markets, Hong Kong (22.2%) and Malaysia (13.4%) stood out for their gains. A number of the smaller markets (e.g., Singapore, Thailand) suffered from slower growth and reduced competitiveness as a result of the weakened Japanese yen. The Japanese market, despite the 8.6% gain in local currency, proved disappointing to many investors due to slow sustained growth despite government efforts to spur the economy.

REPORT FROM THE ADVISER

[PHOTO]

     The 1996 fiscal year ended with tax-exempt interest rates virtually identical to those of twelve months earlier. This apparent stability masked a market environment that included at first euphoric optimism and, subsequently, pervasive unease.

     All in all, it proved to be a "year of the coupon," in which nearly all of the total return for each of the Vanguard Municipal Bond Fund Portfolios came from interest income. Total return, as you know, consists of capital appreciation (or depreciation) plus interest income. Fiscal 1996 witnessed an initial surge in capital appreciation followed by an offsetting period of falling bond prices that left net asset values, point to point, about the same. Given the volatility of our markets, a year of the coupon occurs about as often as the proverbial blue moon.

     That said, most conscientious observers of the bond markets know that, over long stretches of time, every year is on average a year of the coupon because interest rates tend to fluctuate within fairly narrow ranges. Hence, big gains in bond prices one year are wiped out by a rise in interest rates the next year, and vice versa. Over many years of these offsetting ups and downs, interest income turns out to be the dominant source of total return. Thus, what happened in fiscal 1996 was unusual short-term behavior, but was fully consistent with the longer-term "big picture." Details of each Portfolio's total return and its two constituent contributors are provided on earlier pages of this Report. Suffice it to say that, once again, the markets have underscored the wisdom of "sticking to one's guns."

CROSSCURRENTS

Although interest rates ended the fiscal year very near where they began it, there was a great deal of turbulence along the way. Many forces were pushing and pulling the municipal bond market. The most important of these market-movers was the state of the domestic economy. During the waning months of 1995 and early in 1996, the economy appeared to be struggling, with October through December 1995 particularly anemic.

     Many investors believed that the Federal Reserve Board would attempt to stimulate the economy by adding bank reserves to the banking system, thereby engineering a drop in short-term interest rates. Exacerbating the situation were the contentious (and, all said, silly) wrangling over the Federal debt ceiling, which furloughed thousands of government workers, and severe winter weather in the Northeast, which forced consumers in that region to temporarily substitute snow shovels for charge cards.

     The peculiar dynamics of the bond markets guarantee that economic weakness begets strength, at least in the prices of bonds. Sure enough, from August 1995 through January 1996, the bond markets enjoyed a rally

INVESTMENT PHILOSOPHY

Each Portfolio holds a diversified group of municipal bonds designed to produce a high level of current, tax-exempt income consistent with each Portfolio's maturity and quality mandates. In managing the Fund, Vanguard Fixed Income Group follows a disciplined investment policy, meeting well-defined standards for credit quality and keeping each Portfolio within its stated maturity range, while seeking to exceed, with reasonable consistency over the long term, average returns achieved by comparable funds.

that sent the yield on a garden-variety long-term Treasury bond from 6.7% to 6.0%. In the meantime, a similar generic municipal general obligation bond rated Aa by Moody's dropped in yield from 6.2% to 5.6%.

     Unfortunately for bond investors, the chill on the economy lasted only about as long as the snowdrifts. By March, it became apparent that the economy was anything but moribund. Employment statistics were among the first indicators to show a thaw in economic activity. Before long, most market participants began to believe that the Fed would have to tighten rather than ease monetary policy. The high-water mark in bond prices occurred in mid-February, when the generic Aa municipal general obligation bond yielded about 5.5%. Within a few weeks its yield had bounced back over 6%, where it continues to trade as of this writing.

     A second force pushing and pulling municipal bond prices was politics. The issue of tax reform, in various flavors and guises, was floated by candidates in the presidential primaries. The most radical proposals for tax reform would have eliminated the unique tax exemption of municipal bonds by making all interest and dividends tax-exempt. Thus, municipal bonds would be treated the same as their higher-yielding (and formerly taxable) corporate and Treasury bond brethren.

     Needless to say, enactment of such proposals would have profoundly negative effects on the municipal bond market. As the fortunes of the tax reform candidates waxed and waned, so did the performance of municipal bonds relative to taxable bonds. Ultimately, when the principal tax reform "tub-thumper" dropped out of the race, the municipal market began to stage a comeback of sorts. The revival was abetted by a third factor: supply.

     The saying "many are called but few are chosen" can certainly be applied to the municipal bond market in the 1990s, and in 1996 in particular. This year marks the final year (for a while) in which more bonds will have been redeemed than are issued. The recent outright shrinkage of the municipal bond market is a peculiar byproduct of the "excesses of the 1980s." In 1984, 1985, and 1986, the municipal bond market was in turmoil, as tax reform threatened to curtail municipal bond issuance. A flood of new issues came to market so as to beat the effective date of the new legislation. At that time, interest rates on tax-exempt bonds were between 9% and 10%. Almost invariably, these bonds were issued with ten years of call protection; that is, the issuers were contractually prevented from redeeming the bonds before a full ten years had elapsed. However, the issuers were permitted to issue new bonds whose proceeds would eventually be used to redeem these high-coupon bonds once their call-protection period expired.

     The ten years that followed were replete with such "advance refundings." Obviously, issuers wasted no time retiring the high-coupon securities once they were able, in 1995 and 1996, to do so. Indeed, refundings have been so voluminous that they've outpaced new bond issuance in the last two calendar years. In late 1996, in particular, the paucity of new issues has provided firmer-than-expected support for bond prices.

YOUR VANGUARD MUNICIPAL BOND FUND PORTFOLIOS

The seven Portfolios of Vanguard Municipal Bond Fund performed exactly as one would expect given the respective positions of their average maturities along the yield curve and the generally placid point-to-point rate environment. Such tranquillity is unlikely to persist. The economy is always in disequilibrium, and the financial markets always react to economic change by getting either better or worse.

     Currently, there is widespread concern over the extent to which low unemployment (alternatively, a "fully utilized workforce") will push up labor costs. This suggests that interest rates probably will move higher. If so, investors can look forward to increased bond price volatility in fiscal 1997. Regardless of how the bond market performs, the Vanguard Municipal Bond Fund Portfolios will continue to be very cost-effective and to provide "well-modulated" combinations of expected return (yield) and risk.

Ian A. MacKinnon, Senior Vice President
Jerome J. Jacobs, Principal
Pamela E. Tynan, Principal
Christopher M. Ryon, Principal
Reid O. Smith, Principal
Vanguard Fixed Income Group

September 16, 1996

PERFORMANCE SUMMARY: MONEY MARKET PORTFOLIO


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that returns can fluctuate widely. An investment in a money market fund is neither insured nor guaranteed by the U.S. Government, and there is no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share.

TOTAL INVESTMENT RETURNS: 6/10/80-8/31/96

--------------------------------------------------------
                                                AVERAGE
                   MONEY MARKET PORTFOLIO        FUND*
FISCAL         CAPITAL    INCOME     TOTAL       TOTAL
YEAR            RETURN    RETURN     RETURN     RETURN
--------------------------------------------------------
1980              0.0%     0.7%        0.7%      -0.6%
1981              0.0      5.8         5.8        5.4
1982              0.0      7.5         7.5        8.2
1983              0.0      5.2         5.2        5.0
1984              0.0      5.6         5.6        5.3
1985              0.0      5.6         5.6        5.3
1986              0.0      5.0         5.0        4.7
1987              0.0      4.3         4.3        3.9
1988              0.0      4.9         4.9        4.5
--------------------------------------------------------

--------------------------------------------------------
                                                AVERAGE
                   MONEY MARKET PORTFOLIO        FUND*
FISCAL         CAPITAL    INCOME     TOTAL       TOTAL
YEAR            RETURN    RETURN     RETURN     RETURN
--------------------------------------------------------
1989              0.0%     6.2%        6.2%       5.8%
1990              0.0      5.9         5.9        5.5
1991              0.0      5.1         5.1        4.7
1992              0.0      3.5         3.5        3.1
1993              0.0      2.5         2.5        2.1
1994              0.0      2.4         2.4        2.0
1995              0.0      3.6         3.6        3.2
1996              0.0      3.5         3.5        3.1
--------------------------------------------------------

*Average Tax-Exempt Money Market Fund.
See Financial Highlights table on page 30 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: 8/31/86-8/31/96

[FIGURE]

-------------------------------------------------------------------------------------------------------
                                           AVERAGE ANNUAL TOTAL RETURNS
                                           PERIODS ENDED AUGUST 31, 1996
                                      ----------------------------------------        FINAL VALUE OF A
                                      1 YEAR       5 YEARS            10 YEARS       $10,000 INVESTMENT
--------------------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO                 3.48%         3.12%             4.19%                $15,072
AVERAGE TAX-EXEMPT
  MONEY MARKET FUND                    3.05          2.68              3.78                  14,486
--------------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 6/30/96*

-----------------------------------------------------------------------------------------------------
                                                                                  10 YEARS
                                 INCEPTION                           --------------------------------
                                   DATE     1 YEAR       5 YEARS     CAPITAL       INCOME     TOTAL
-----------------------------------------------------------------------------------------------------
Money Market Portfolio           6/10/80     3.53%        3.15%       0.00%        4.21%      4.21%
-----------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter as well as for the Portfolio's fiscal year end.

PERFORMANCE SUMMARY: SHORT-TERM PORTFOLIO

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: 9/1/77-8/31/96

--------------------------------------------------------
                    SHORT-TERM PORTFOLIO        LEHMAN*
FISCAL         CAPITAL    INCOME     TOTAL       TOTAL
YEAR            RETURN    RETURN     RETURN     RETURN
--------------------------------------------------------
1978             -0.9%     3.4%        2.5%       N/A
1979             -0.2      4.2         4.0        N/A
1980              0.1      5.3         5.4        N/A
1981             -0.4      6.3         5.9        N/A
1982              2.6      8.2        10.8        N/A
1983             -0.2      6.4         6.2        N/A
1984             -0.5      6.3         5.8        N/A
1985              1.1      6.7         7.8        N/A
1986              1.0      6.1         7.1       10.3%
1987             -0.1      5.2         5.1        5.4
--------------------------------------------------------


--------------------------------------------------------
                    SHORT-TERM PORTFOLIO        LEHMAN*
FISCAL         CAPITAL    INCOME     TOTAL       TOTAL
YEAR            RETURN    RETURN     RETURN     RETURN
--------------------------------------------------------
1988             -0.4%     5.3%        4.9%       4.2%
1989              0.6      6.0         6.6        6.7
1990              0.3      6.1         6.4        6.6
1991              1.2      5.8         7.0        9.2
1992              1.1      4.8         5.9        9.0
1993              0.2      4.0         4.2        6.4
1994             -1.0      3.5         2.5        2.5
1995              0.8      4.0         4.8        6.7
1996             -0.3      3.9         3.6        3.9
--------------------------------------------------------

*Lehman 3-Year Municipal Bond Index.
See Financial Highlights table on page 30 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: 8/31/86-8/31/96

[FIGURE]

-------------------------------------------------------------------------------------------------------
                                           AVERAGE ANNUAL TOTAL RETURNS
                                           PERIODS ENDED AUGUST 31, 1996
                                      ----------------------------------------        FINAL VALUE OF A
                                      1 YEAR       5 YEARS            10 YEARS       $10,000 INVESTMENT
--------------------------------------------------------------------------------------------------------
SHORT-TERM PORTFOLIO                   3.64%         4.20%             5.08%                $16,416
AVERAGE SHORT-TERM
  MUNICIPAL FUND*                      3.51          4.09              4.71                  15,850
LEHMAN 3-YEAR
  MUNICIPAL BOND INDEX                 3.94          5.68              6.03                  17,964
--------------------------------------------------------------------------------------------------------

*Adjusted for maturity differences.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 6/30/96*

-----------------------------------------------------------------------------------------------------
                                                                                  10 YEARS
                                 INCEPTION                           --------------------------------
                                   DATE     1 YEAR       5 YEARS     CAPITAL       INCOME     TOTAL
-----------------------------------------------------------------------------------------------------
Short-Term Portfolio              9/1/77     3.80%        4.30%       0.25%        4.87%      5.12%
-----------------------------------------------------------------------------------------------------

* SEC rules require that we provide this average annual total return information through the latest calendar quarter as well as for the Portfolio's fiscal year end.

PERFORMANCE SUMMARY: LIMITED-TERM PORTFOLIO

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: 8/31/87-8/31/96

--------------------------------------------------------
                   LIMITED-TERM PORTFOLIO       LEHMAN*
FISCAL         CAPITAL    INCOME     TOTAL       TOTAL
YEAR            RETURN    RETURN     RETURN     RETURN
--------------------------------------------------------
1988              1.0%     6.1%        7.1%       4.2%
1989              0.5      6.5         7.0        6.7
1990              0.4      6.5         6.9        6.6
1991              2.6      6.3         8.9        9.2
1992              2.6      5.4         8.0        9.0
--------------------------------------------------------

--------------------------------------------------------
                   LIMITED-TERM PORTFOLIO       LEHMAN*
FISCAL         CAPITAL    INCOME     TOTAL       TOTAL
YEAR            RETURN    RETURN     RETURN     RETURN
--------------------------------------------------------
1993              2.0%     4.7%        6.7%       6.4%
1994             -1.9      4.2         2.3        2.5
1995              1.3      4.7         6.0        6.7
1996             -0.8      4.5         3.7        3.9
--------------------------------------------------------

*Lehman 3-Year Municipal Bond Index.
See Financial Highlights table on page 31 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: 8/31/87-8/31/96

[FIGURE]

-------------------------------------------------------------------------------------------------------
                                           AVERAGE ANNUAL TOTAL RETURNS
                                           PERIODS ENDED AUGUST 31, 1996
                                      ----------------------------------------        FINAL VALUE OF A
                                      1 YEAR       5 YEARS       SINCE INCEPTION     $10,000 INVESTMENT
--------------------------------------------------------------------------------------------------------
LIMITED-TERM PORTFOLIO                 3.73%         5.33%             6.28%                $17,294
AVERAGE LIMITED-TERM
  MUNICIPAL FUND                       3.48          4.94              5.60                  16,323
LEHMAN 3-YEAR
  MUNICIPAL BOND INDEX                 3.94          5.68              6.11                  17,051
--------------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 6/30/96*

-----------------------------------------------------------------------------------------------------
                                                                              SINCE INCEPTION
                                 INCEPTION                           --------------------------------
                                   DATE     1 YEAR       5 YEARS     CAPITAL       INCOME     TOTAL
-----------------------------------------------------------------------------------------------------
Limited-Term Portfolio           8/31/87     4.05%        5.53%       0.85%        5.46%      6.31%
-----------------------------------------------------------------------------------------------------

* SEC rules require that we provide this average annual total return information through the latest calendar quarter as well as for the Portfolio's fiscal year end.

PERFORMANCE SUMMARY: INTERMEDIATE-TERM PORTFOLIO

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: 9/1/77-8/31/96

--------------------------------------------------------
                INTERMEDIATE-TERM PORTFOLIO     LEHMAN*
FISCAL         CAPITAL    INCOME     TOTAL       TOTAL
YEAR            RETURN    RETURN     RETURN     RETURN
--------------------------------------------------------
1978             -6.3%     4.2%       -2.1%       N/A
1979             -1.5      5.1         3.6        N/A
1980            -16.0      5.4       -10.6        N/A
1981            -22.2      6.7       -15.5        N/A
1982             12.0     11.3        23.3        N/A
1983              3.9      8.8        12.7        N/A
1984             -0.9      8.8         7.9        N/A
1985              5.2      9.3        14.5        N/A
1986             10.8      8.9        19.7       20.2%
1987             -3.0      6.9         3.9        6.4
--------------------------------------------------------


--------------------------------------------------------
                INTERMEDIATE-TERM PORTFOLIO     LEHMAN*
FISCAL         CAPITAL    INCOME     TOTAL       TOTAL
YEAR            RETURN    RETURN     RETURN     RETURN
--------------------------------------------------------
1988              0.1%     7.1%        7.2%       4.5%
1989              3.2      7.4        10.6        8.1
1990             -0.9      7.0         6.1        6.5
1991              5.1      7.0        12.1       10.9
1992              4.2      6.3        10.5       10.4
1993              5.7      5.8        11.5       10.6
1994             -2.7      5.2         2.5        1.4
1995              2.2      5.6         7.8        8.8
1996             -0.7      5.2         4.5        3.9
--------------------------------------------------------

*Lehman 7-Year Municipal Bond Index.
See Financial Highlights table on page 31 for dividend and capital gains information for the past five years.


CUMULATIVE PERFORMANCE: 8/31/86-8/31/96

[FIGURE]

-------------------------------------------------------------------------------------------------------
                                           AVERAGE ANNUAL TOTAL RETURNS
                                           PERIODS ENDED AUGUST 31, 1996
                                      ----------------------------------------        FINAL VALUE OF A
                                      1 YEAR       5 YEARS            10 YEARS       $10,000 INVESTMENT
--------------------------------------------------------------------------------------------------------
INTERMEDIATE-TERM PORTFOLIO            4.47%         7.31%             7.64%                $20,871
AVERAGE INTERMEDIATE-TERM
  MUNICIPAL FUND                       3.89          6.33              6.44                  18,658
LEHMAN 7-YEAR
  MUNICIPAL BOND INDEX                 3.90          6.96              7.11                  19,878
--------------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 6/30/96*

-----------------------------------------------------------------------------------------------------
                                                                             SINCE INCEPTION
                                 INCEPTION                           --------------------------------
                                   DATE     1 YEAR       5 YEARS     CAPITAL       INCOME     TOTAL
-----------------------------------------------------------------------------------------------------
Intermediate-Term Portfolio       9/1/77     5.61%        7.64%       1.61%        6.43%      8.04%
-----------------------------------------------------------------------------------------------------

* SEC rules require that we provide this average annual total return information through the latest calendar quarter as well as for the Portfolio's fiscal year end.

PERFORMANCE SUMMARY: INSURED LONG-TERM PORTFOLIO

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: 9/30/84-8/31/96

--------------------------------------------------------
                INSURED LONG-TERM PORTFOLIO     LEHMAN*
FISCAL         CAPITAL    INCOME     TOTAL       TOTAL
YEAR            RETURN    RETURN     RETURN     RETURN
--------------------------------------------------------
1985              5.0%     8.8%       13.8%      17.4%
1986             13.3      9.4        22.7       23.1
1987             -4.2      7.3         3.1        4.6
1988              0.0      7.8         7.8        6.9
1989              4.8      7.8        12.6       11.0
1990             -2.3      7.0         4.7        6.4
--------------------------------------------------------


--------------------------------------------------------
                INSURED LONG-TERM PORTFOLIO     LEHMAN*
FISCAL         CAPITAL    INCOME     TOTAL       TOTAL
YEAR            RETURN    RETURN     RETURN     RETURN
--------------------------------------------------------
1991              5.5%     7.3%       12.8%      11.8%
1992              5.3      6.9        12.2       11.2
1993              6.7      6.4        13.1       12.2
1994             -5.8      5.5        -0.3        0.2
1995              2.7      6.2         8.9        8.9
1996              0.2      5.6         5.8        5.2
--------------------------------------------------------

*Lehman Municipal Bond Index.
See Financial Highlights table on page 32 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: 8/31/86-8/31/96


[FIGURE]

-------------------------------------------------------------------------------------------------------
                                           AVERAGE ANNUAL TOTAL RETURNS
                                           PERIODS ENDED AUGUST 31, 1996
                                      ----------------------------------------        FINAL VALUE OF A
                                      1 YEAR       5 YEARS            10 YEARS       $10,000 INVESTMENT
--------------------------------------------------------------------------------------------------------
INSURED LONG-TERM PORTFOLIO            5.77%         7.81%             7.96%                $21,517
AVERAGE INSURED LONG-TERM
  MUNICIPAL FUND                       4.90          6.66              6.80                  19,301
LEHMAN MUNICIPAL BOND INDEX            5.24          7.44              7.77                  21,137
--------------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 6/30/96*

-----------------------------------------------------------------------------------------------------
                                                                                  10 YEARS
                                 INCEPTION                           --------------------------------
                                   DATE     1 YEAR       5 YEARS     CAPITAL       INCOME     TOTAL
-----------------------------------------------------------------------------------------------------
Insured Long-Term Portfolio      9/30/84     6.83%        8.17%       1.54%        6.82%      8.36%
-----------------------------------------------------------------------------------------------------

* SEC rules require that we provide this average annual total return information through the latest calendar quarter as well as for the Portfolio's fiscal year end.

PERFORMANCE SUMMARY: LONG-TERM PORTFOLIO


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: 9/1/77-8/31/96

--------------------------------------------------------
                    LONG-TERM PORTFOLIO         LEHMAN*
FISCAL         CAPITAL    INCOME     TOTAL       TOTAL
YEAR            RETURN    RETURN     RETURN     RETURN
--------------------------------------------------------
1978             -8.1%     5.2%       -2.9%       N/A
1979             -1.0      6.1         5.1        N/A
1980            -23.9      5.9       -18.0        N/A
1981            -25.5      7.5       -18.0      -16.0%
1982             14.6     13.4        28.0       31.5
1983              6.2      9.8        16.0        7.5
1984             -1.6      9.6         8.0        8.7
1985              6.8     10.2        17.0       16.6
1986             14.0      9.5        23.5       23.1
1987             -5.4      7.2         1.8        4.6
--------------------------------------------------------

--------------------------------------------------------
                    LONG-TERM PORTFOLIO         LEHMAN*
FISCAL         CAPITAL    INCOME     TOTAL       TOTAL
YEAR            RETURN    RETURN     RETURN     RETURN
--------------------------------------------------------
1988             -0.1%     7.7%        7.6%       6.9%
1989              4.9      7.9        12.8       11.0
1990             -2.3      7.2         4.9        6.4
1991              6.2      7.7        13.9       11.8
1992              5.4      7.2        12.6       11.2
1993              6.7      6.4        13.1       12.2
1994             -5.3      5.4         0.1        0.2
1995              2.5      6.2         8.7        8.9
1996              0.5      5.6         6.1        5.2
--------------------------------------------------------

*Lehman Municipal Bond Index.
See Financial Highlights table on page 32 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: 8/31/86-8/31/96


[FIGURE]

-------------------------------------------------------------------------------------------------------
                                           AVERAGE ANNUAL TOTAL RETURNS
                                           PERIODS ENDED AUGUST 31, 1996
                                      ----------------------------------------        FINAL VALUE OF A
                                      1 YEAR       5 YEARS            10 YEARS       $10,000 INVESTMENT
--------------------------------------------------------------------------------------------------------
LONG-TERM PORTFOLIO                    6.08%         8.01%             8.05%                $21,691
AVERAGE GENERAL MUNICIPAL FUND         4.68          6.74              6.98                  19,642
LEHMAN MUNICIPAL BOND INDEX            5.24          7.44              7.77                  21,137
--------------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 6/30/96*

-----------------------------------------------------------------------------------------------------
                                                                                  10 YEARS
                                 INCEPTION                           --------------------------------
                                   DATE     1 YEAR       5 YEARS     CAPITAL       INCOME     TOTAL
-----------------------------------------------------------------------------------------------------
Long-Term Portfolio               9/1/77     7.43%        8.49%       1.62%        6.91%      8.53%
-----------------------------------------------------------------------------------------------------

* SEC rules require that we provide this average annual total return information through the latest calendar quarter as well as for the Portfolio's fiscal year end.

PERFORMANCE SUMMARY: HIGH-YIELD PORTFOLIO


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: 12/27/78-8/31/96


--------------------------------------------------------
                    HIGH-YIELD PORTFOLIO        LEHMAN*
FISCAL         CAPITAL    INCOME     TOTAL       TOTAL
YEAR            RETURN    RETURN     RETURN     RETURN
--------------------------------------------------------
1979              2.7%     4.4%        7.1%       N/A
1980            -20.9      6.3       -14.6        N/A
1981            -22.5      8.1       -14.4      -16.0%
1982             11.8     13.8        25.6       31.5
1983              7.0     10.4        17.4        7.5
1984             -1.0     10.1         9.1        8.7
1985              6.9     10.6        17.5       16.6
1986             14.4      9.8        24.2       23.1
1987             -5.8      7.4         1.6        4.6
--------------------------------------------------------

--------------------------------------------------------
                    HIGH-YIELD PORTFOLIO        LEHMAN*
FISCAL         CAPITAL    INCOME     TOTAL       TOTAL
YEAR            RETURN    RETURN     RETURN     RETURN
--------------------------------------------------------
1988              0.0%     8.0%        8.0%       6.9%
1989              5.6      8.0        13.6       11.0
1990             -2.6      7.4         4.8        6.4
1991              5.7      8.0        13.7       11.8
1992              5.3      7.5        12.8       11.2
1993              6.3      6.8        13.1       12.2
1994             -5.2      5.7         0.5        0.2
1995              2.2      6.5         8.7        8.9
1996             -0.4      5.8         5.4        5.2
--------------------------------------------------------

*Lehman Municipal Bond Index.
See Financial Highlights table on page 33 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: 8/31/86-8/31/96

[FIGURE]

-------------------------------------------------------------------------------------------------------
                                           AVERAGE ANNUAL TOTAL RETURNS
                                           PERIODS ENDED AUGUST 31, 1996
                                      ----------------------------------------        FINAL VALUE OF A
                                      1 YEAR       5 YEARS            10 YEARS       $10,000 INVESTMENT
--------------------------------------------------------------------------------------------------------
HIGH-YIELD PORTFOLIO                   5.39%         7.99%             8.11%                $21,817
AVERAGE HIGH-YIELD
MUNICIPAL FUND                         5.43          6.91              7.12                  19,886
LEHMAN MUNICIPAL BOND INDEX            5.24          7.44              7.77                  21,137
--------------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 6/30/96*

-----------------------------------------------------------------------------------------------------
                                                                                  10 YEARS
                                 INCEPTION                           --------------------------------
                                   DATE     1 YEAR       5 YEARS     CAPITAL       INCOME     TOTAL
-----------------------------------------------------------------------------------------------------
High-Yield Portfolio             12/27/78    6.98%        8.56%       1.48%        7.16%      8.64%
-----------------------------------------------------------------------------------------------------

* SEC rules require that we provide this average annual total return information through the latest calendar quarter as well as for the Portfolio's fiscal year end.

PORTFOLIO PROFILE: MONEY MARKET PORTFOLIO

AUGUST 31, 1996

This Profile provides a snapshot of the Portfolio's characteristics. Key elements of this Profile are defined on page 17.

FINANCIAL ATTRIBUTES
-----------------------------------------
Number of Issues                      300
7-Day Yield                          3.4%
Average Maturity                  66 days
Average Quality                     MIG-1
Expense Ratio                       0.20%


DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------------
Aaa                                 17.8%
Aa                                  68.4
A                                   13.8
Baa                                  --
Ba                                   --
B                                    --
Not Rated                            --
-----------------------------------------------
Total                              100.0%


LARGEST STATE CONCENTRATIONS (% OF PORTFOLIO)
---------------------------------------------
Texas                               13.8%
California                          12.4
Florida                              7.3
Illinois                             4.9
Michigan                             4.4
Georgia                              4.0
New York                             4.0
Alaska                               3.5
Missouri                             3.4
North Carolina                       3.3
---------------------------------------------
Top Ten                             61.0%

[PHOTO]

FINANCIAL ATTRIBUTES

NUMBER OF ISSUES. An indicator of diversification. The more separate issues a portfolio holds, the less susceptible it is to a price decline stemming from the problems of a particular bond issuer.

YIELD. A snapshot of a portfolio's interest income. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned by the portfolio over the past 30 days, 7 days for money market portfolios, and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by the portfolio were held to their maturity dates.

AVERAGE COUPON. The average interest rate, expressed as a percentage of face value, paid on the bonds held by the portfolio.

AVERAGE MATURITY. The average length of time until bonds held by the portfolio reach maturity and are repaid. In general, the longer the average maturity, the more a portfolio's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the credit ratings assigned to the portfolio's securities holdings by bond-rating agencies. Agencies assign credit ratings after an appraisal of a bond issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa indicating the most creditworthy bond issuers and MIG-1 indicating the most creditworthy issues of municipal money market securities.

AVERAGE DURATION. A measure of how much a portfolio's share price will fluctuate in response to a change in interest rates. To estimate the price sensitivity of a portfolio, multiply its duration by the change in rates. If interest rates rise by one percentage point, the share price of a portfolio with an average duration of five years will decline by about 5%. If rates decrease by a percentage point, the portfolio's share price would rise by 5%.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors. Average expense ratios in 1995 for municipal bond mutual funds ranged from 0.68% for money market funds to 1.21% for high-yield funds.

INVESTMENT FOCUS

This grid indicates a bond portfolio's characteristics in terms of two attributes--average maturity (short, medium, or long) and average credit quality (high, medium, or low).

VOLATILITY MEASURES

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the fluctuations in the overall market (or appropriate market index). The market, or index, has a beta of 1.00. Therefore, the share price of a portfolio with a beta of 1.20 would rise or fall by 12% if the overall market rose or fell by 10%.

DISTRIBUTION BY CREDIT QUALITY

An indicator of the risk of default or other credit problems on bonds held by the portfolio.

DISTRIBUTION BY MATURITY

An indicator of interest-rate risk. In general, the higher the concentration of longer-maturity issues, the more a portfolio's share price will fluctuate in response to changes in interest rates.

PORTFOLIO PROFILE: SHORT-TERM PORTFOLIO

AUGUST 31, 1996

This Profile provides a snapshot of the Portfolio's characteristics. Key elements of this Profile are defined on page 17.

FINANCIAL ATTRIBUTES
-----------------------------------------
Number of Issues                      189
30-Day Yield                         3.7%
Yield to Maturity*                   3.9%
Average Coupon                       5.3%
Average Maturity                 459 days
Average Quality                       Aaa
Average Duration                1.1 years
Expense Ratio                       0.20%

*After expenses.





DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-----------------------------------------
Under 1 Year                        57.5%
1-5 Years                           42.5
5-10 Years                           --
10-20 Years                          --
20-30 Years                          --
Over 30 Years                        --
-----------------------------------------
Total                              100.0%

INVESTMENT FOCUS
-----------------------------------------
[FIGURE]


DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------------
Aaa                                 85.4%
Aa                                   9.2
A                                    4.5
Baa                                  0.9
Ba                                   --
B                                    --
Not Rated                            --
----------------------------------------------
Total                              100.0%

LARGEST STATE CONCENTRATIONS (% OF PORTFOLIO)
----------------------------------------------
New York                             9.4%
California                           8.9
Texas                                8.4
Florida                              7.1
Massachusetts                        6.5
Washington                           6.3
Pennsylvania                         5.5
Illinois                             5.3
Tennessee                            4.0
Georgia                              3.6
---------------------------------------------
Top Ten                             65.0%

PORTFOLIO PROFILE: LIMITED-TERM PORTFOLIO

AUGUST 31, 1996

This Profile provides a snapshot of the Portfolio's characteristics, where appropriate, compared to an unmanaged index. Key elements for this Profile are defined on page 17.


FINANCIAL ATTRIBUTES
-----------------------------------------
Number of Issues                      256
30-Day Yield                         4.1%
Yield to Maturity*                   4.3%
Average Coupon                       5.7%
Average Maturity                3.3 years
 Average Quality                      Aa1
Average Duration                2.4 years
Expense Ratio                       0.21%

*After expenses.

VOLATILITY MEASURES
-----------------------------------------
                    LIMITED-TERM   LEHMAN
                       PORTFOLIO   INDEX*
-----------------------------------------
R-Squared                   0.84     1.00
Beta                        0.30     1.00

*Lehman Municipal Bond Index.

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-----------------------------------------
Under 1 Year                        34.0%
1-5 Years                           44.3
5-10 Years                          21.7
10-20 Years                          --
20-30 Years                          --
Over 30 Years                        --
-----------------------------------------
Total                              100.0%

INVESTMENT FOCUS
-----------------------------------------

[FIGURE]

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------------
Aaa                                 60.7%
Aa                                  20.4
A                                   13.5
Baa                                  5.4
Ba                                   --
B                                    --
Not Rated                            --
----------------------------------------------
Total                              100.0%

LARGEST STATE CONCENTRATIONS (% OF PORTFOLIO)
---------------------------------------------
California                          12.2%
New York                            11.7
Texas                               10.7
Florida                              7.8
Pennsylvania                         7.4
Michigan                             6.3
Massachusetts                        4.8
Connecticut                          3.6
Washington                           3.4
New Jersey                           3.1
---------------------------------------------
Top Ten                             71.0%

PORTFOLIO PROFILE: INTERMEDIATE-TERM PORTFOLIO

AUGUST 31, 1996

This Profile provides a snapshot of the Portfolio's characteristics, where appropriate, compared to an unmanaged index. Key elements for this Profile are defined on page 17.

FINANCIAL ATTRIBUTES
-----------------------------------------
Number of Issues                      635
30-Day Yield                         4.6%
Yield to Maturity*                   4.8%
Average Coupon                       5.7%
Average Maturity                7.7 years
Average Quality                       Aa2
Average Duration                5.1 years
Expense Ratio                       0.20%

*After expenses.

VOLATILITY MEASURES
-----------------------------------------
               INTERMEDIATE-TERM   LEHMAN
                       PORTFOLIO   INDEX*
-----------------------------------------
R-Squared                   0.96     1.00
Beta                        0.72     1.00


*Lehman Municipal Bond Index.

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-----------------------------------------
Under 1 Year                        19.2%
1-5 Years                           23.7
5-10 Years                          46.0
10-20 Years                         10.4
20-30 Years                          0.7
Over 30 Years                        --
-----------------------------------------
Total                              100.0%

INVESTMENT FOCUS
-----------------------------------------

[FIGURE]

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------------
Aaa                                 57.3%
Aa                                  22.8
A                                   15.1
Baa                                  4.6
Ba                                   --
B                                    --
Not Rated                            0.2
-----------------------------------------------
Total                              100.0%

LARGEST STATE CONCENTRATIONS (% OF PORTFOLIO)
---------------------------------------------
Texas                               10.8%
California                          10.7
New York                             9.9
Pennsylvania                         8.0
Illinois                             6.8
Massachusetts                        5.7
Georgia                              4.8
New Jersey                           4.6
Florida                              3.5
Washington                           3.3
---------------------------------------------
Top Ten                             68.1%

PORTFOLIO PROFILE: INSURED LONG-TERM PORTFOLIO

AUGUST 31, 1996

This Profile provides a snapshot of the Portfolio's characteristics, where appropriate, compared to an unmanaged index. Key elements for this Profile are defined on page 17.

FINANCIAL ATTRIBUTES
-----------------------------------------
Number of Issues                      243
30-Day Yield                         5.1%
Yield to Maturity*                   5.3%
Average Coupon                       5.8%
Average Maturity               13.2 years
Average Quality                       Aaa
Average Duration                8.1 years
Expense Ratio                       0.20%

*After expenses.

VOLATILITY MEASURES
-----------------------------------------
               INSURED LONG-TERM   LEHMAN
                       PORTFOLIO   INDEX*
-----------------------------------------
R-Squared                   0.97     1.00
Beta                        1.16     1.00

*Lehman Municipal Bond Index.


DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-----------------------------------------
Under 1 Year                        12.5%
1-5 Years                           10.8
5-10 Years                          11.8
10-20 Years                         39.7
20-30 Years                         24.1
Over 30 Years                        1.1
-----------------------------------------
Total                              100.0%

INVESTMENT FOCUS
-----------------------------------------

[FIGURE]

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------------
Aaa                                 97.3%
Aa                                   2.1
A                                    0.6
Baa                                  --
Ba                                   --
B                                    --
Not Rated                            --
-----------------------------------------------
Total                              100.0%

LARGEST STATE CONCENTRATIONS (% OF PORTFOLIO)
---------------------------------------------
California                          15.0%
Pennsylvania                         9.1
Texas                                9.1
Massachusetts                        7.7
Florida                              7.6
New Jersey                           5.1
Illinois                             4.9
South Carolina                       4.1
Michigan                             3.4
Ohio                                 3.2
--------------------------------------------
Top Ten                             69.2%

PORTFOLIO PROFILE: LONG-TERM PORTFOLIO

AUGUST 31, 1996

This Profile provides a snapshot of the Portfolio's characteristics, where appropriate, compared to an unmanaged index. Key elements for this Profile are defined on page 17.

FINANCIAL ATTRIBUTES
-----------------------------------------
Number of Issues                      123
30-Day Yield                         5.2%
Yield to Maturity*                   5.3%
Average Coupon                       5.9%
Average Maturity               14.0 years
Average Quality                       Aa2
Average Duration                7.6 years
Expense Ratio                       0.20%

*After expenses.

VOLATILITY MEASURES
-----------------------------------------
                       LONG-TERM   LEHMAN
                       PORTFOLIO   INDEX*
-----------------------------------------
R-Squared                   0.97     1.00
Beta                        1.14     1.00

*Lehman Municipal Bond Index.

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-----------------------------------------
Under 1 Year                        16.4%
1-5 Years                            3.1
5-10 Years                          25.9
10-20 Years                         31.4
20-30 Years                         22.2
Over 30 Years                        1.0
-----------------------------------------
Total                              100.0%

INVESTMENT FOCUS
-----------------------------------------

[FIGURE]

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------------
Aaa                                 48.9%
Aa                                  20.9
A                                   25.6
Baa                                  3.6
Ba                                   --
B                                    --
Not Rated                            1.0
-----------------------------------------------
Total                              100.0%

LARGEST STATE CONCENTRATIONS (% OF PORTFOLIO)
---------------------------------------------
Texas                               13.8%
California                          12.7
New York                             9.4
Massachusetts                        7.5
Pennsylvania                         7.5
New Jersey                           6.4
Illinois                             4.9
Ohio                                 4.2
Wisconsin                            3.4
Louisiana                            3.2
---------------------------------------------
Top Ten                             73.0%

PORTFOLIO PROFILE: HIGH-YIELD PORTFOLIO
AUGUST 31, 1996

This Profile provides a snapshot of the Portfolio's characteristics, where appropriate, compared to an unmanaged index. Key elements for this Profile are defined on page 17.

FINANCIAL ATTRIBUTES
-----------------------------------------
Number of Issues                      198
30-Day Yield                         5.5%
Yield to Maturity*                   5.7%
Average Coupon                       5.9%
Average Maturity               13.2 years
Average Quality                        A1
Average Duration                7.5 years
Expense Ratio                       0.20%

*After expenses.

VOLATILITY MEASURES
-----------------------------------------
                      HIGH-YIELD   LEHMAN
                       PORTFOLIO   INDEX*
-----------------------------------------
R-Squared                   0.97     1.00
Beta                        1.09     1.00

*Lehman Municipal Bond Index.

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-----------------------------------------
Under 1 Year                        18.4%
1-5 Years                            4.7
5-10 Years                          21.8
10-20 Years                         27.1
20-30 Years                         25.9
Over 30 Years                        2.1
-----------------------------------------
Total                              100.0%

INVESTMENT FOCUS
-----------------------------------------
[FIGURE]

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------------
Aaa                                 45.5%
Aa                                  10.6
A                                   18.9
Baa                                 13.2
Ba                                   2.5
B                                    --
Not Rated                            9.3
-----------------------------------------------
Total                              100.0%

LARGEST STATE CONCENTRATIONS (% OF PORTFOLIO)
---------------------------------------------
Texas                               12.8%
California                          12.3
New York                            11.6
Pennsylvania                        10.2
Massachusetts                        9.1
Michigan                             6.0
Illinois                             5.4
Indiana                              3.3
Washington                           2.8
District of Columbia                 2.5
---------------------------------------------
Top Ten                             76.0%

[PHOTO]

FINANCIAL STATEMENTS
AUGUST 31, 1996

The Statements of Net Assets, integral parts of the Financial Statements for each of the Vanguard Municipal Bond Fund Portfolios, and the Report of Independent Accountants are included as an insert to this Report.

STATEMENT OF OPERATIONS

This Statement shows interest earned by each Portfolio during the reporting period, and details the operating expenses charged to the Portfolio. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gains (Losses) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the Portfolio invested in futures contracts during the period, the results of these investments are shown separately.


-----------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED AUGUST 31, 1996
                                                    -------------------------------------------------------------------------
                                                     MONEY MARKET        SHORT-TERM       LIMITED-TERM    INTERMEDIATE-TERM
                                                        PORTFOLIO         PORTFOLIO          PORTFOLIO            PORTFOLIO
                                                            (000)             (000)              (000)                (000)
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Interest                                              $155,650           $58,365            $80,719             $305,081
                                                   --------------------------------------------------------------------------
      Total Income                                        155,650            58,365             80,719              305,081
                                                   --------------------------------------------------------------------------
EXPENSES
   The Vanguard Group--Note B
      Investment Advisory Services                            528               179                213                  710
      Management and Administrative                         6,158             2,014              2,605                8,900
      Marketing and Distribution                            1,233               415                467                1,241
   Taxes (other than income taxes)                            302                98                122                  409
   Custodian Fees                                             123                37                 41                  128
   Auditing Fees                                               10                 8                  8                   11
   Shareholders' Reports                                       87                37                 48                  154
   Annual Meeting and Proxy Costs                              21                 9                 14                   45
   Directors' Fees and Expenses                                12                 4                  5                   17
      Total Expenses                                        8,474             2,801              3,523               11,615
                                                   --------------------------------------------------------------------------
      Expenses Paid Indirectly--Note C                       (123)              (40)              (199)                (412)
                                                   --------------------------------------------------------------------------
      Net Expenses                                          8,351             2,761              3,324               11,203
-----------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                     147,299            55,604             77,395              293,878
-----------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
   Investment Securities Sold                                 (75)              544               (706)               3,827
   Futures Contracts                                           --                --              1,504                9,379
-----------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                      (75)              544                798               13,206
-----------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)
   Investment Securities                                       --            (5,277)           (13,781)             (50,837)
   Futures Contracts                                           --                --             (2,466)             (11,705)
-----------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                                              --            (5,277)           (16,247)             (62,542)
-----------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                       $147,224           $50,871            $61,946             $244,542
=============================================================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED AUGUST 31, 1996
                                                         ----------------------------------------------------
                                                          INSURED LONG-TERM      LONG-TERM       HIGH-YIELD
                                                                  PORTFOLIO      PORTFOLIO        PORTFOLIO
                                                                      (000)          (000)            (000)
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Interest                                                        $111,001        $61,799         $114,305
                                                   ----------------------------------------------------------
      Total Income                                                  111,001         61,799          114,305
                                                   ----------------------------------------------------------
EXPENSES
   The Vanguard Group--Note B
      Investment Advisory Services                                      246            136              242
      Management and Administrative                                   3,001          1,658            2,978
      Marketing and Distribution                                        354            209              389
   Taxes (other than income taxes)                                      136             73              134
   Custodian Fees                                                        46             27               45
   Auditing Fees                                                          8              7                8
   Shareholders' Reports                                                 53             30               56
   Annual Meeting and Proxy Costs                                        13              6               14
   Directors' Fees and Expenses                                           6              3                6
                                                   ----------------------------------------------------------
      Total Expenses                                                  3,863          2,149            3,872
      Expenses Paid Indirectly--Note C                                  (56)           (27)             (82)
                                                   ----------------------------------------------------------
      Net Expenses                                                    3,807          2,122            3,790
-------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                               107,194         59,677          110,515
-------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
   Investment Securities Sold                                        11,032         10,688           16,441
   Futures Contracts                                                 (2,397)        (3,340)          (7,610)
-------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                              8,635          7,348            8,831
-------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   Investment Securities                                             (8,581)        (2,132)         (17,461)
   Futures Contracts                                                  2,444         (1,469)          (1,410)
-------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                     (6,137)        (3,601)         (18,871)
-------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $109,692        $63,424         $100,475
=============================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each Portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. Because the Portfolio distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the Net Investment Income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized. The Capital Share Transactions section shows the amount shareholders invested in the Portfolio, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.


--------------------------------------------------------------------------------------------------------------------------
                                                               MONEY MARKET                             SHORT-TERM
                                                                 PORTFOLIO                              PORTFOLIO
                                                    ----------------------------------------------------------------------
                                                                              YEAR ENDED AUGUST 31,
                                                    ----------------------------------------------------------------------
                                                            1996                1995              1996               1995
                                                           (000)               (000)             (000)              (000)
--------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income                             $   147,299         $   149,391         $  55,604          $  57,328
   Realized Net Gain (Loss)                                  (75)               (150)              544               (212)
   Change in Unrealized Appreciation
      (Depreciation)                                          --                  --            (5,277)            11,658
                                                    ----------------------------------------------------------------------
      Net Increase in Net Assets
         Resulting from Operations                       147,224             149,241            50,871             68,774
                                                    ----------------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                (147,299)           (149,391)          (55,604)           (57,328)
   Realized Capital Gain                                      --                  --                --                (97)
                                                    ----------------------------------------------------------------------
      Total Distributions                               (147,299)           (149,391)          (55,604)           (57,425)
                                                    ----------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                              5,021,926           5,115,579           693,673            752,491
   Issued in Lieu of Cash Distributions                  136,322             137,361            46,966             47,474
   Redeemed                                           (4,699,545)         (5,250,720)         (721,263)          (929,866)
                                                    ----------------------------------------------------------------------
      Net Increase (Decrease) from
         Capital Share Transactions                      458,703               2,220            19,376           (129,901)
--------------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease)                             458,628               2,070            14,643           (118,552)
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year                                   4,165,695           4,163,625         1,442,009          1,560,561
                                                    ----------------------------------------------------------------------
   End of Year                                       $ 4,624,323         $ 4,165,695        $1,456,652         $1,442,009
==========================================================================================================================

(1)Shares Issued (Redeemed)
   Issued                                              5,021,926           5,115,579            44,518             48,700
   Issued in Lieu of Cash Distributions                  136,322             137,361             3,015              3,070
   Redeemed                                           (4,699,545)         (5,250,720)          (46,293)           (60,206)
                                                    ----------------------------------------------------------------------
      Net Increase (Decrease) in
         Shares Outstanding                              458,703               2,220             1,240             (8,436)
==========================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
                                                               LIMITED-TERM                         INTERMEDIATE-TERM
                                                                 PORTFOLIO                              PORTFOLIO
                                                   -----------------------------------------------------------------------
                                                                              YEAR ENDED AUGUST 31,
                                                   -----------------------------------------------------------------------
                                                            1996                1995              1996               1995
                                                           (000)               (000)             (000)              (000)
--------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income                              $   77,395          $   75,985        $  293,878         $  268,611
   Realized Net Gain (Loss)                                  798              (3,378)           13,206              3,748
   Change in Unrealized Appreciation
      (Depreciation)                                     (16,247)             21,146           (62,542)           104,438
                                                    ----------------------------------------------------------------------
      Net Increase in Net Assets
         Resulting from Operations                        61,946              93,753           244,542            376,797
                                                    ----------------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                 (77,395)            (75,985)         (293,878)          (268,611)
   Realized Capital Gain                                      --                  --            (3,701)           (57,697)
                                                    ----------------------------------------------------------------------
      Total Distributions                                (77,395)            (75,985)         (297,579)          (326,308)
                                                    ----------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                638,324             659,126         1,405,307          1,538,151
   Issued in Lieu of Cash Distributions                   61,604              59,862           221,318            247,714
   Redeemed                                             (592,463)           (882,517)       (1,095,077)        (1,455,705)
                                                    ----------------------------------------------------------------------
      Net Increase (Decrease) from
         Capital Share Transactions                      107,465            (163,529)          531,548            330,160
--------------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease)                              92,016            (145,761)          478,511            380,649
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year                                   1,668,559           1,814,320         5,448,261          5,067,612
                                                    ----------------------------------------------------------------------
   End of Year                                        $1,760,575          $1,668,559        $5,926,772         $5,448,261
==========================================================================================================================

(1)Shares Issued (Redeemed)
   Issued                                                 59,690              62,583           106,500            120,215
   Issued in Lieu of Cash Distributions                    5,763               5,677            16,790             19,472
   Redeemed                                              (55,453)            (84,035)          (83,215)          (114,445)
                                                    ----------------------------------------------------------------------
      Net Increase (Decrease) in
         Shares Outstanding                               10,000             (15,775)           40,075             25,242
==========================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
                                                             INSURED LONG-TERM                          LONG-TERM
                                                                 PORTFOLIO                              PORTFOLIO
                                                    ----------------------------------------------------------------------
                                                                              YEAR ENDED AUGUST 31,
                                                    ----------------------------------------------------------------------
                                                            1996                1995              1996               1995
                                                           (000)               (000)             (000)              (000)
--------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income                              $  107,194          $  108,265        $   59,677         $   58,321
   Realized Net Gain (Loss)                                8,635                (442)            7,348                792
   Change in Unrealized Appreciation
      (Depreciation)                                      (6,137)             46,692            (3,601)            25,220
                                                    ----------------------------------------------------------------------
      Net Increase in Net Assets
         Resulting from Operations                       109,692             154,515            63,424             84,333
                                                    ----------------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                (107,194)           (108,265)          (59,677)           (58,321)
   Realized Capital Gain                                      --             (26,395)               --            (14,264)
                                                    ----------------------------------------------------------------------
      Total Distributions                               (107,194)           (134,660)          (59,677)           (72,585)
                                                    ----------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                246,307             314,308           211,755            293,714
   Issued in Lieu of Cash Distributions                   67,724              89,251            40,407             51,136
   Redeemed                                             (315,459)           (426,123)         (199,825)          (303,416)
                                                    ----------------------------------------------------------------------
      Net Increase (Decrease) from
         Capital Share Transactions                       (1,428)            (22,564)           52,337             41,434
--------------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease)                               1,070              (2,709)           56,084             53,182
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year                                   1,935,308           1,938,017         1,054,120          1,000,938
                                                    ----------------------------------------------------------------------
   End of Year                                        $1,936,378          $1,935,308        $1,110,204         $1,054,120
==========================================================================================================================

(1)Shares Issued (Redeemed)
   Issued                                                 20,072              26,844            19,545             28,855
   Issued in Lieu of Cash Distributions                    5,518               7,678             3,730              4,999
   Redeemed                                              (25,747)            (36,608)          (18,472)           (29,758)
                                                    ----------------------------------------------------------------------
      Net Increase (Decrease) in
         Shares Outstanding                                 (157)             (2,086)            4,803              4,096
==========================================================================================================================

---------------------------------------------------------------------------------------------------------------
                                                                                           HIGH-YIELD
                                                                                            PORTFOLIO
                                                                            -----------------------------------
                                                                                      YEAR ENDED AUGUST 31,
                                                                            -----------------------------------
                                                                                     1996                1995
                                                                                    (000)               (000)
---------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income                                                      $   110,515         $   106,379
   Realized Net Gain (Loss)                                                         8,831             (13,776)
   Change in Unrealized Appreciation (Depreciation)                               (18,871)             46,507
                                                                             ----------------------------------
      Net Increase in Net Assets Resulting from Operations                        100,475             139,110
                                                                             ----------------------------------
DISTRIBUTIONS
   Net Investment Income                                                         (110,515)           (106,379)
   Realized Capital Gain                                                               --             (27,681)
                                                                             ----------------------------------
      Total Distributions                                                        (110,515)           (134,060)
                                                                             ----------------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                                         472,524             541,343
   Issued in Lieu of Cash Distributions                                            74,934              95,23
   Redeemed                                                                      (417,820)           (557,590)
                                                                             ----------------------------------
      Net Increase (Decrease) from Capital Share Transactions                     129,638              78,986
---------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease)                                                      119,598              84,036
---------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year                                                            1,865,165           1,781,129
                                                                             ----------------------------------
   End of Year                                                                 $1,984,763          $1,865,165
===============================================================================================================

(1)Shares Issued (Redeemed)
   Issued                                                                          44,918              53,728
   Issued in Lieu of Cash Distributions                                             7,127               9,523
   Redeemed                                                                       (39,852)            (55,774)
                                                                             ----------------------------------
      Net Increase (Decrease) in Shares Outstanding                                12,193               7,477
===============================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each Portfolio's investment results and distributions to shareholders on a per-share basis. It also presents the Portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the Portfolio's total return; how much it costs to operate the Portfolio; and the extent to which the Portfolio tends to distribute capital gains.

     The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Portfolio for one year. Money market portfolios do not show a turnover rate because securities with less than one year to maturity are excluded from the calculation of turnover rates.


----------------------------------------------------------------------------------------------------------------------------------
                                                                                         MONEY MARKET PORTFOLIO
                                                                                          YEAR ENDED AUGUST 31,
                                                                    --------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                                1996       1995       1994         1993         1992
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                         $1.00      $1.00      $1.00        $1.00        $1.00
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                                    .034       .036       .024         .025         .035
   Net Realized and Unrealized Gain (Loss) on Investments                     --         --         --           --           --
                                                                    --------------------------------------------------------------
      Total from Investment Operations                                      .034       .036       .024         .025         .035
                                                                    --------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                                    (.034)     (.036)     (.024)       (.025)       (.035)
   Distributions from Realized Capital Gains                                  --         --         --           --           --
                                                                    --------------------------------------------------------------
      Total Distributions                                                  (.034)     (.036)     (.024)       (.025)       (.035)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                               $1.00      $1.00      $1.00        $1.00        $1.00
==================================================================================================================================

TOTAL RETURN                                                                3.48%      3.63%      2.43%        2.51%        3.54%
==================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                                     $4,624     $4,166     $4,164       $3,538       $3,165
   Ratio of Total Expenses to Average Net Assets                            0.20%      0.22%      0.20%        0.20%        0.23%
   Ratio of Net Investment Income to Average Net Assets                     3.42%      3.56%      2.41%        2.48%        3.45%
   Portfolio Turnover Rate                                                   N/A        N/A        N/A          N/A          N/A
----------------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
                                                                                          SHORT-TERM PORTFOLIO
                                                                                          YEAR ENDED AUGUST 31,
                                                                    ---------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                                1996       1995       1994         1993         1992
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                        $15.59     $15.46     $15.63       $15.64       $15.53
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                                    .609       .600       .534         .609         .720
   Net Realized and Unrealized Gain (Loss) on Investments                  (.050)      .131      (.150)        .033         .171
                                                                    --------------------------------------------------------------
      Total from Investment Operations                                      .559       .731       .384         .642         .891
                                                                    --------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                                    (.609)     (.600)     (.534)       (.609)       (.720)
   Distributions from Realized Capital Gains                                  --      (.001)     (.020)       (.043)       (.061)
                                                                    --------------------------------------------------------------
      Total Distributions                                                  (.609)     (.601)     (.554)       (.652)       (.781)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                              $15.54     $15.59     $15.46       $15.63       $15.64
==================================================================================================================================
TOTAL RETURN                                                                3.64%      4.83%      2.49%        4.18%        5.87%
==================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                                     $1,457     $1,442     $1,561       $1,329       $1,061
   Ratio of Total Expenses to Average Net Assets                            0.20%      0.22%      0.20%        0.20%        0.23%
   Ratio of Net Investment Income to Average Net Assets                     3.90%      3.88%      3.42%        3.88%        4.58%
   Portfolio Turnover Rate                                                    33%        32%        27%          46%          60%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                         LIMITED-TERM PORTFOLIO
                                                                                          YEAR ENDED AUGUST 31,
                                                                    --------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                                1996       1995       1994         1993         1992
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                        $10.71     $10.57     $10.80       $10.64       $10.43
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                                    .483       .476       .454         .485         .541
   Net Realized and Unrealized Gain (Loss) on Investments                  (.090)      .140      (.208)        .209         .271
                                                                    --------------------------------------------------------------
      Total from Investment Operations                                      .393       .616       .246         .694         .812
                                                                    --------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                                    (.483)     (.476)     (.454)       (.485)       (.541)
   Distributions from Realized Capital Gains                                  --         --      (.022)       (.049)       (.061)
                                                                    --------------------------------------------------------------
      Total Distributions                                                  (.483)     (.476)     (.476)       (.534)       (.602)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                              $10.62     $10.71     $10.57       $10.80       $10.64
==================================================================================================================================

TOTAL RETURN                                                               3.73%      5.99%      2.31%        6.68%        8.01%
==================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                                     $1,761     $1,669     $1,814       $1,625         $873
   Ratio of Total Expenses to Average Net Assets                           0.21%      0.22%      0.20%        0.20%        0.23%
   Ratio of Net Investment Income to Average Net Assets                    4.51%      4.51%      4.24%        4.50%        5.08%
   Portfolio Turnover Rate                                                   27%        35%        21%          20%          37%
----------------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
                                                                                       INTERMEDIATE-TERM PORTFOLIO
                                                                                          YEAR ENDED AUGUST 31,
                                                                    --------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                                1996       1995       1994         1993         1992
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                        $13.14     $13.02     $13.45       $12.85       $12.41
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                                    .671       .686       .683         .710         .747
   Net Realized and Unrealized Gain (Loss) on Investments                  (.091)      .278      (.354)        .721         .516
                                                                    --------------------------------------------------------------
      Total from Investment Operations                                      .580       .964       .329        1.431        1.263
                                                                    --------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                                    (.671)     (.686)     (.683)       (.710)       (.747)
   Distributions from Realized Capital Gains                               (.009)     (.158)     (.076)       (.121)       (.076)
                                                                    --------------------------------------------------------------
      Total Distributions                                                  (.680)     (.844)     (.759)       (.831)       (.823)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                              $13.04     $13.14     $13.02       $13.45       $12.85
==================================================================================================================================

TOTAL RETURN                                                               4.47%      7.82%      2.49%       11.54%       10.52%
==================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                                     $5,927     $5,448     $5,068       $4,945       $3,102
   Ratio of Total Expenses to Average Net Assets                           0.20%      0.22%      0.20%        0.20%        0.23%
   Ratio of Net Investment Income to Average Net Assets                    5.09%      5.35%      5.15%        5.41%        5.91%
   Portfolio Turnover Rate                                                   14%        12%        18%          15%          32%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                       INSURED LONG-TERM PORTFOLIO
                                                                                          YEAR ENDED AUGUST 31,
                                                                    --------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                                1996       1995       1994         1993         1992
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                        $12.12     $11.98     $12.89       $12.28       $11.74
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                                    .670       .684       .699         .718         .768
   Net Realized and Unrealized Gain (Loss) on Investments                   .020       .313      (.734)        .813         .616
                                                                    --------------------------------------------------------------
      Total from Investment Operations                                      .690       .997      (.035)       1.531        1.384
                                                                    --------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                                    (.670)     (.684)     (.699)       (.718)       (.768)
   Distributions from Realized Capital Gains                                  --      (.173)     (.176)       (.203)       (.076)
                                                                    --------------------------------------------------------------
      Total Distributions                                                  (.670)     (.857)     (.875)       (.921)       (.844)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                              $12.14     $12.12     $11.98       $12.89       $12.28
==================================================================================================================================

TOTAL RETURN                                                               5.77%      8.88%     -0.32%       13.06%       12.22%
==================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                                     $1,936     $1,935     $1,938       $2,194       $1,947
   Ratio of Total Expenses to Average Net Assets                           0.20%      0.22%      0.20%        0.20%        0.23%
   Ratio of Net Investment Income to Average Net Assets                    5.46%      5.82%      5.62%        5.77%        6.34%
   Portfolio Turnover Rate                                                   18%         7%        16%          30%          42%
----------------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
                                                                                           LONG-TERM PORTFOLIO
                                                                                          YEAR ENDED AUGUST 31,
                                                                    --------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                                1996       1995       1994         1993         1992
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                        $10.68     $10.58     $11.38       $10.95       $10.58
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                                    .591       .608       .609         .640         .711
   Net Realized and Unrealized Gain (Loss) on Investments                   .050       .256      (.595)        .715         .561
                                                                    --------------------------------------------------------------
      Total from Investment Operations                                      .641       .864       .014        1.355        1.272
                                                                    --------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                                    (.591)     (.608)     (.609)       (.640)       (.711)
   Distributions from Realized Capital Gains                                  --      (.156)     (.205)       (.285)       (.191)
                                                                    --------------------------------------------------------------
      Total Distributions                                                  (.591)     (.764)     (.814)       (.925)       (.902)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                              $10.73     $10.68     $10.58       $11.38       $10.95
==================================================================================================================================

TOTAL RETURN                                                               6.08%      8.74%      0.08%       13.09%       12.60%
==================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                                     $1,110     $1,054     $1,001       $1,131         $962
   Ratio of Total Expenses to Average Net Assets                           0.20%      0.23%      0.20%        0.20%        0.23%
   Ratio of Net Investment Income to Average Net Assets                    5.45%      5.87%      5.56%        5.81%        6.52%
   Portfolio Turnover Rate                                                   26%        35%        45%          36%          63%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                          HIGH-YIELD PORTFOLIO
                                                                                          YEAR ENDED AUGUST 31,
                                                                    --------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                                1996       1995        1994        1993        1992
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                        $10.43     $10.39     $11.17       $10.76       $10.32
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                                    .594       .625       .626         .669         .723
   Net Realized and Unrealized Gain (Loss) on Investments                  (.040)      .213      (.566)        .664         .546
                                                                    --------------------------------------------------------------
      Total from Investment Operations                                      .554       .838       .060        1.333        1.269
                                                                    --------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                                    (.594)     (.625)     (.626)       (.669)       (.723)
   Distributions from Realized Capital Gains                                  --      (.173)     (.214)       (.254)       (.106)
                                                                    --------------------------------------------------------------
      Total Distributions                                                  (.594)     (.798)     (.840)       (.923)       (.829)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                              $10.39     $10.43     $10.39       $11.17       $10.76
==================================================================================================================================

TOTAL RETURN                                                               5.39%      8.69%      0.52%       13.08%       12.81%
==================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                                     $1,985     $1,865     $1,781       $1,931       $1,505
   Ratio of Total Expenses to Average Net Assets                           0.20%      0.22%      0.20%        0.20%        0.23%
   Ratio of Net Investment Income to Average Net Assets                    5.66%      6.15%      5.83%        6.15%        6.83%
   Portfolio Turnover Rate                                                   19%        33%        50%          34%          64%
----------------------------------------------------------------------------------------------------------------------------------





SPECIAL 1996 TAX INFORMATION (UNAUDITED)

VANGUARD MUNICIPAL BOND FUND

This information for the fiscal year ended August 31, 1996, is included pursuant to provisions of the Internal Revenue Code.

  The Short-Term, Insured Long-Term, and Long-Term Portfolios designate $332,000, $11,313,000, and $2,406,000, respectively, as capital gain dividends (from net long-term capital gains) which, along with any additional gains realized through October 31, 1996, will be distributed in December 1996. The Intermediate-Term Portfolio designates $1,458,000 as capital gain dividends, of which $41,000 was distributed to shareholders in December 1995. The balance of $1,417,000, along with any additional gains realized through October 31, 1996, will be distributed in December 1996.

       Each Portfolio designates 100% of its income dividends as exempt-interest dividends.

NOTES TO FINANCIAL STATEMENTS

Vanguard Municipal Bond Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund, and comprises the Money Market, Short-Term, Limited-Term, Intermediate-Term, Insured Long-Term, Long-Term, and High-Yield Portfolios. Each Portfolio invests in debt instruments of many municipal issuers; the issuers' abilities to meet their obligations may be affected by economic and political developments in a specific state or region.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Money Market Portfolio: investment securities are stated at amortized cost, which approximates market value. Other Portfolios: municipal bonds are valued using primarily the latest bid prices or, if bid prices are not available, using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by an independent pricing service.

     2. FEDERAL INCOME TAXES: Each Portfolio intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for Federal income taxes is required in the financial statements.

     3. FUTURES CONTRACTS: Each Portfolio, except the Money Market Portfolio, may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts to a limited extent, with the objectives of enhancing returns, managing interest-rate risk, maintaining liquidity, diversifying credit risk and minimizing transaction costs. The Portfolios may purchase futures contracts instead of municipal bonds when futures contracts are believed to be priced more attractively than bonds. The Portfolios may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity.

     The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the Portfolios and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Fluctuations in the values of futures contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed, at which time realized gains (losses) are recognized.

     4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

     5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and original issue discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Directors. At August 31, 1996, the Fund had contributed capital aggregating $1,896,000 to Vanguard (included in Other Assets), representing 9.5% of Vanguard's capitalization. The Fund's directors and officers are also directors and officers of Vanguard.

C. The Fund's investment adviser may direct new issue portfolio purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the Fund part of the underwriting fees generated. Such rebates or credits are used solely to reduce the Fund's administrative expenses. The Fund's custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 1996, directed brokerage and custodian fee offset arrangements reduced expenses by:

---------------------------------------------------------------------------------
                                      EXPENSE REDUCTION
                                            (000)               TOTAL EXPENSE
                               -----------------------------    REDUCTION AS A
                                   DIRECTED       CUSTODIAN   PERCENT OF AVERAGE
PORTFOLIO                         BROKERAGE          FEES         NET ASSETS
---------------------------------------------------------------------------------
Money Market                           --           $123               --
Short-Term                           $  3             37               --
Limited-Term                          158             41             0.01%
Intermediate-Term                     284            128             0.01
Insured Long-Term                      10             46               --
Long-Term                              --             27               --
High-Yield                             37             45               --
---------------------------------------------------------------------------------

D. During the year ended August 31, 1996, purchases and sales of investment securities other than temporary cash investments were:

----------------------------------------------------------------------------
                                                            (000)
                                              ------------------------------
PORTFOLIO                                         PURCHASES         SALES
----------------------------------------------------------------------------
Short-Term                                      $   301,063       $561,180
Limited-Term                                       439,405         593,619
Intermediate-Term                                1,254,021         710,496
Insured Long-Term                                  317,016         342,184
Long-Term                                          251,786         293,232
High-Yield                                         317,477         377,379
----------------------------------------------------------------------------

E. Capital gains distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. For Federal income tax purposes, the Portfolios had the following capital gains available for distribution at August 31, 1996, or capital losses available to offset future capital gains:

---------------------------------------------------------------------------------
                                                         CAPITAL LOSS
                                                ---------------------------------
                                                                  EXPIRATION
                                CAPITAL GAINS                       FISCAL
                                AVAILABLE FOR                      YEAR(S)
                                 DISTRIBUTION       AMOUNT          ENDING
PORTFOLIO                           (000)           (000)         AUGUST 31
---------------------------------------------------------------------------------
Money Market                            --         $  (769)       2001-2005
Short-Term                         $   332              --               --
Limited-Term                            --          (7,004)       2003-2005
Intermediate-Term                    1,417              --               --
Insured Long-Term                   11,313              --               --
Long-Term                            2,406              --               --
High-Yield                              --          (8,112)            2003
---------------------------------------------------------------------------------

The Short-Term, Insured Long-Term, and Long-Term Portfolios used capital loss carryforwards of $212,000, $1,482,000, and $2,484,000, respectively, to offset taxable capital gains realized during the year ended August 31, 1996, reducing the amount of capital gains that would otherwise be available to distribute to shareholders.

F. At August 31, 1996, net unrealized appreciation of investment securities for financial reporting and Federal income tax purposes was:

---------------------------------------------------------------------------------
                                                    (000)
                                -------------------------------------------------
                                                                     NET
                                 APPRECIATED     DEPRECIATED      UNREALIZED
PORTFOLIO                         SECURITIES      SECURITIES     APPRECIATION
---------------------------------------------------------------------------------
Short-Term                        $  4,595         $ (1,365)      $  3,230
Limited-Term                        13,157           (3,808)         9,349
Intermediate-Term                  215,787           (8,978)       206,809
Insured Long-Term                  119,040           (2,107)       116,933
Long-Term                           60,487             (416)        60,071
High-Yield                          82,974          (24,298)        58,676
---------------------------------------------------------------------------------

     At August 31, 1996, the aggregate settlement value of open futures contracts expiring in December 1996, and the related unrealized depreciation were:

-------------------------------------------------------------------------------
                                                            (000)
                                              ---------------------------------
                                                  AGGREGATE
                                  NUMBER OF       SETTLEMENT      UNREALIZED
PORTFOLIO/FUTURES CONTRACTS     LONG CONTRACTS      VALUE        DEPRECIATION
-------------------------------------------------------------------------------
Limited-Term
 5-Year U.S. Treasury Note          1,470         $153,339        $(2,466)

Intermediate-Term
 5-Year U.S. Treasury Note          1,550          161,684         (2,641)
 U.S. Treasury Note                 2,590          273,326         (6,214)

Long-Term
 U.S. Treasury Bond                   415           44,314         (1,490)

High-Yield
 U.S. Treasury Bond                   467           49,867         (1,662)
-------------------------------------------------------------------------------

The market values of securities deposited as initial margin for open futures contracts by the Limited-Term, Intermediate-Term, Long-Term, and High-Yield Portfolios were $2,520,000, $6,760,000, $2,367,000, and $4,927,000, respectively.

DIRECTORS AND OFFICERS

JOHN C. BOGLE, Chairman of the Board and Director of The Vanguard Group, Inc.
               and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN, President, Chief Executive Officer, and Director of The
               Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman Emeritus of Rhone-Poulenc Rorer Inc.; Director of
               Sun Company, Inc. and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER, Director of The Great Atlantic and Pacific Tea Co.,
               Alco Standard Corp., Raytheon Co., Knight-Ridder, Inc., and Massa-chusetts Mutual Life Insurance Co.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics, Princeton
               University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and Chief Executive Officer of
               NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature
               Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co. and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco Brands, Inc.; retired Vice
               Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas Co.;
               Director of Cummins Engine Co.; Trustee of Vanderbilt
               University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, SECRETARY; Senior Vice President and Secretary of The
               Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, TREASURER; Principal of The Vanguard Group, Inc.; Treasurer
               of each of the investment companies in The Vanguard Group.

KAREN E. WEST, CONTROLLER; Principal of The Vanguard Group, Inc.; Controller of
               each of the investment companies in The Vanguard Group.


OTHER VANGUARD OFFICERS

ROBERT A. DISTEFANO, Senior Vice President,
               Information Technology.

JAMES H. GATELY, Senior Vice President,
               Individual Investor Group.

IAN A. MACKINNON, Senior Vice President,
               Fixed Income Group.

F. WILLIAM MCNABB III, Senior Vice President,
               Institutional.

RALPH K. PACKARD, Senior Vice President and
               Chief Financial Officer.

[THE VANGUARD GROUP LOGO]

Please send your comments to us at:
Post Office Box 2600, Valley Forge, Pennsylvania 19482

Fund Information: 1-800-662-7447

Individual Account Services: 1-800-662-2739

Institutional Investor Services: 1-800-523-1036

VGONLINE@AOL.COM  HTTP://WWW.VANGUARD.COM

This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus. All Funds in the Vanguard Family are offered by prospectus only.

THE VANGUARD FAMILY OF FUNDS

EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
  Vanguard/Windsor Fund
  Vanguard/Windsor II
  Vanguard Equity Income Fund
  Vanguard Quantitative Portfolios
  Vanguard Selected Value Portfolio
  Vanguard/Trustees' Equity-U.S. Portfolio
  Vanguard Convertible Securities Fund

BALANCED FUNDS
  Vanguard/Wellington Fund
  Vanguard/Wellesley Income Fund
  Vanguard STAR Portfolio
  Vanguard Asset Allocation Fund
  Vanguard LIFEStrategy Portfolios

GROWTH FUNDS
  Vanguard/Morgan Growth Fund
  Vanguard/PRIMECAP Fund
  Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
  Vanguard Explorer Fund
  Vanguard Specialized Portfolios
  Vanguard Horizon Fund

INTERNATIONAL FUNDS
  Vanguard International Growth Portfolio
  Vanguard/Trustees' Equity-International
    Portfolio

INDEX FUNDS
  Vanguard Index Trust
  Vanguard Tax-Managed Fund
  Vanguard Balanced Index Fund
  Vanguard Bond Index Fund
  Vanguard International Equity Index Fund
  Vanguard Total International Portfolio

FIXED-INCOME FUNDS

MONEY MARKET FUNDS
  Vanguard Money Market Reserves
  Vanguard Admiral Funds

INCOME FUNDS
  Vanguard Fixed Income Securities Fund
  Vanguard Admiral Funds
  Vanguard Preferred Stock Fund

TAX-EXEMPT MONEY MARKET FUNDS
  Vanguard Municipal Bond Fund
  Vanguard State Tax Free Funds
    (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds
    (CA, FL, NJ, NY, OH, PA)

Q950-8/96

[PHOTO]

[PHOTO]


VANGUARD MUNICIPAL BOND FUND
FINANCIAL STATEMENTS
AUGUST 31, 1996

The Statement of Net Assets should be read in conjunction with the accompanying Statement of Operations, Statement of Changes in Net Assets, Financial Highlights, and Notes to Financial Statements.

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each Portfolio's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements such as insurance or letters of credit. Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the Portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share.

         At the end of the Statement of Net Assets of each Portfolio, you will find a table displaying the composition of the Portfolio's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the Portfolio distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the Portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the Portfolio were to sell all of its investments at their statement-date values.

CONTENTS

Money Market Portfolio  . . . . . . . . . . . . .    1
Short-Term Portfolio  . . . . . . . . . . . . . .    9
Limited-Term Portfolio  . . . . . . . . . . . . .   14
Intermediate-Term Portfolio   . . . . . . . . . .   21
Insured Long-Term Portfolio   . . . . . . . . . .   33
Long-Term Portfolio   . . . . . . . . . . . . . .   40
High-Yield Portfolio  . . . . . . . . . . . . . .   44
Key to Abbreviations  . . . . . . . . . . . . . .   50


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                FACE         MARKET
                                                                    INTEREST       MATURITY                   AMOUNT         VALUE*
MONEY MARKET PORTFOLIO                                                  RATE           DATE                    (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.7%)
-----------------------------------------------------------------------------------------------------------------------------------
ALABAMA (2.5%)
Alabama Special Care Fac. Finance Auth. of the City of
  Montgomery Hosp. Rev. VRDO                                           3.50%         9/4/96  (3)           $  19,700      $  19,700
Birmingham AL GO VRDO                                                  3.40%         9/5/96  LOC               8,200          8,200
Birmingham AL GO VRDO                                                  3.45%         9/4/96  LOC               6,600          6,600
Columbia AL Industrial Dev. Board PCR VRDO (AL Power Co. Project)      3.85%         9/4/96                    7,000          7,000
Huntsville AL Health Care Auth. VRDO                                   3.35%         9/5/96  (1)              12,100         12,100
Huntsville AL Health Care Auth. VRDO                                   3.40%         9/5/96  (1)              30,300         30,300
McIntosh AL IDA PCR VRDO (Ciba-Geigy)                                  3.40%         9/4/96  LOC              22,400         22,400
Montgomery AL IDA Pollution Control & Solid Waste CP
  (General Electric Co. Project)                                       3.60%        9/11/96                   11,175         11,175
                                                                                                                          ---------
                                                                                                                            117,475
                                                                                                                          ---------
ALASKA (3.5%)
Alaska Housing Finance Corp. VRDO                                      3.45%         9/4/96                   11,500         11,500
Alaska Housing Finance Corp. VRDO                                      3.55%         9/4/96                   70,600         70,600
Valdez AK Marine Terminal VRDO (Exxon Pipeline Project)                3.75%         9/4/96                   53,100         53,100
Valdez AK Marine Terminal VRDO (Mobile Pipeline)                       3.50%         9/4/96                   28,350         28,350
                                                                                                                          ---------
                                                                                                                            163,550
                                                                                                                          ---------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                FACE         MARKET
                                                                    INTEREST       MATURITY                   AMOUNT         VALUE*
MONEY MARKET PORTFOLIO                                                  RATE           DATE                    (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
ARIZONA (1.6%)
Arizona Health Fac. Auth. VRDO (Samaritan Health Services)             3.50%         9/5/96  (3)           $  32,160      $  32,160
Maricopa County AZ PCR VRDO (Arizona Public Service Palo Verde)        3.75%         9/4/96  LOC              13,900         13,900
Salt River AZ Project Agricultural
  Improvement & Power Dist. TOB VRDO                                   3.55%         9/4/96                   26,370         26,370
                                                                                                                          ---------
                                                                                                                             72,430
                                                                                                                          ---------
CALIFORNIA (12.4%)
Alameda County CA TRAN                                                 4.50%        6/30/97                   10,500         10,546
California Higher Educ. Loan Auth. Student Loan Rev. PUT               3.70%         5/1/97  LOC              25,000         25,000
California Higher Educ. Loan Auth. Student Loan Rev. PUT               3.95%         7/1/97  LOC              25,000         25,000
California Higher Educ. Loan Auth. Student Loan Rev. PUT               4.00%         8/1/97  LOC               9,000          9,000
California Higher Educ. Loan Auth. Student Loan Rev. VRDO              3.40%         9/4/96  LOC              74,375         74,375
California PCR VRDO (Pacific Gas & Electric)                           3.85%         9/4/96  LOC               5,000          5,000
California Pollution Control Finance Auth.
  PCR CP (Pacific Gas & Electric)                                      3.60%       10/16/96  LOC              12,500         12,500
California RAN                                                         4.50%        6/30/97                   50,000         50,211
California RAN VRDO                                                    3.25%         9/4/96                   20,000         20,000
California RAN VRDO                                                    3.40%         9/4/96                    6,000          6,000
California RAN VRDO                                                    3.45%         9/4/96                   34,800         34,800
Irvine CA Ranch Water Dist. VRDO                                       3.70%         9/4/96  LOC              10,200         10,200
Los Angeles City CA TRAN                                               4.50%        6/19/97                   38,000         38,152
Los Angeles County CA TRAN                                             4.50%        6/30/97  LOC              15,000         15,078
Orange County CA Sanitation Dist. VRDO                                 3.75%         9/4/96  LOC                 600            600
Sacramento City CA TRAN                                                4.75%       12/27/96                    5,200          5,216
Sacramento County CA TRAN                                              4.75%        10/4/96                   56,700         56,757
San Bernardino County CA TRAN                                          4.50%        6/30/97  LOC              45,000         45,225
San Diego CA Area Local Govt. Pooled TRAN                              4.75%       10/18/96  LOC              18,500         18,521
San Diego CA Unified School Dist. TRAN                                 4.75%       10/10/96  LOC               7,500          7,507
San Diego County CA TRAN                                               4.50%        9/30/96                   29,000         29,018
San Francisco City & County CA TRAN                                    4.75%        9/19/96                   25,000         25,013
San Mateo County CA TRAN                                               4.50%         7/1/97                   17,000         17,075
Santa Clara County CA TRAN                                             4.50%         8/1/97                   32,800         32,973
                                                                                                                          ---------
                                                                                                                            573,767
                                                                                                                          ---------
COLORADO (1.9%)
Colorado Health Fac. Auth. Rev. VRDO (Kaiser Permanente)               3.40%         9/4/96                   12,000         12,000
Colorado Health Fac. Auth. Rev. VRDO (Sisters of Charity)              3.40%         9/5/96                    5,400          5,400
Colorado Springs CO Utility Refunding                                  5.90%       11/15/96                    1,600          1,607
Colorado TRAN                                                          4.50%        6/27/97                   64,000         64,321
Moffat County CO PCR VRDO (PacifiCorp Project)                         3.85%         9/4/96  (2) LOC           6,300          6,300
                                                                                                                          ---------
                                                                                                                             89,628
                                                                                                                          ---------
CONNECTICUT (0.6%)
Connecticut Dev. Auth. PCR VRDO (Connecticut Light & Power)            3.40%         9/4/96  LOC              25,000         25,000
Connecticut State 2nd Lien Special Tax Obligation Transp.
  Infrastructure Purpose VRDO                                          3.35%         9/4/96  LOC               3,900          3,900
                                                                                                                          ---------
                                                                                                                             28,900
                                                                                                                          ---------
DISTRICT OF COLUMBIA (0.7%)
District of Columbia VRDO (George Washington Univ.)                    3.55%         9/4/96  LOC              33,400         33,400
                                                                                                                          ---------
FLORIDA (7.3%)
Dade County FL Water & Sewer System Rev. TOB VRDO (Eagle Trust)        3.56%         9/5/96  (3)              24,000         24,000
Dade County FL Water & Sewer System Rev. VRDO                          3.35%         9/4/96  (3)              50,565         50,565
Gainesville FL Utilities System CP                                     3.50%       10/22/96                   10,913         10,913
Gainesville FL Utilities System CP                                     3.60%       10/21/96                    6,525          6,525
Gulf Breeze FL Local Govt. Loan Program VRDO                           3.40%         9/5/96  (3)              16,500         16,500
Hillsborough County FL IDA PCR VRDO (Tampa Electric Co. Project)       3.85%         9/4/96                    9,100          9,100
Jacksonville FL Electric Auth. CP                                      3.50%       10/11/96                    3,000          3,000
Jacksonville FL Electric Auth. CP                                      3.60%         9/9/96                   10,000         10,000
Jacksonville FL Electric Auth. CP                                      3.60%        9/11/96                    5,000          5,000
Jacksonville FL Electric Auth. CP                                      3.60%       10/15/96                    4,000          4,000
Jacksonville FL Electric Auth. CP                                      3.65%       10/15/96                    7,500          7,500
Jacksonville FL Electric Auth. CP                                      3.65%       10/18/96                    7,600          7,600
Lee County FL Hosp. Board CP (Lee Memorial Hosp. Project)              3.65%       10/23/96                    3,000          3,000
Lee County FL Hosp. Board CP (Lee Memorial Hosp. Project)              3.70%       10/21/96                   21,500         21,500

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                FACE         MARKET
                                                                    INTEREST       MATURITY                   AMOUNT         VALUE*
                                                                        RATE           DATE                    (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
Lee County FL Hosp. Board CP (Lee Memorial Hosp. Project)              3.70%       10/22/96               $    7,000      $   7,000
Lee County FL Hosp. Board CP (Lee Memorial Hosp. Project)              3.75%       12/17/96                    7,000          7,000
Lee County FL Hosp. Board CP (Lee Memorial Hosp. Project)              3.80%       10/15/96                   26,000         26,000
Lee County FL Hosp. Board CP (Lee Memorial Hosp. Project)              3.80%       10/24/96                   25,500         25,500
Orange County FL Health Fac. Auth. VRDO
  (Adventist Health System/Sunbelt)                                    3.45%         9/5/96  LOC              20,500         20,500
Orlando FL Utilities Comm. Water & Electric Rev. BAN VRDO              3.35%         9/5/96                   10,850         10,850
Palm Beach County FL School Dist. TAN                                  4.50%        9/27/96                   20,000         20,009
St. Lucie County FL PCR CP (Florida Power & Light Co. Project)         3.65%       10/15/96                    5,000          5,000
Sunshine State Govt. Finance Committee of FL CP                        3.50%       10/11/96  LOC              28,800         28,800
Sunshine State Govt. Finance Committee of FL CP                        3.60%        9/11/96  LOC               3,000          3,000
West Orange FL Memorial Hosp. Tax Dist. Rev. CP                        3.65%       10/10/96  LOC               6,100          6,100
                                                                                                                          ---------
                                                                                                                            338,962
                                                                                                                          ---------
GEORGIA (4.0%)
Burke County GA Dev. Auth. PCR CP (Oglethorpe Power)                   3.65%       10/22/96  LOC               8,000          8,000
Burke County GA Dev. Auth. PCR VRDO (Oglethorpe Power)                 3.35%         9/4/96  (3)              51,100         51,100
DeKalb County GA TAN                                                   3.75%       12/31/96                   43,000         43,073
Fulco GA Hosp. Auth. CP (St. Joseph's Hosp.-Atlanta)                   3.65%        9/10/96                    7,300          7,300
Municipal Electric Auth. of GA CP (General Resolution Project)         3.60%       10/23/96  LOC              19,150         19,150
Municipal Electric Auth. of GA CP (General Resolution Project)         3.65%        9/26/96  LOC              10,445         10,445
Municipal Electric Auth. of GA CP (Project One)                        3.55%        10/7/96  LOC              19,600         19,600
Municipal Electric Auth. of GA CP (Project One)                        3.60%       10/24/96  LOC              17,600         17,600
Municipal Gas Auth. of GA CP (Southern Portfolio Project)              3.50%       10/21/96  LOC               6,595          6,595
                                                                                                                          ---------
                                                                                                                            182,863
                                                                                                                          ---------
HAWAII (0.8%)
Hawaii GO                                                              5.00%        11/1/96                    5,260          5,272
Hawaii GO TOB VRDO                                                     3.55%         9/4/96                    9,600          9,600
Honolulu HI City & County CP                                           3.45%        9/12/96                   14,900         14,900
Honolulu HI City & County CP                                           3.50%       10/16/96                    4,950          4,950
Honolulu HI City & County CP                                           3.65%        9/24/96                    3,500          3,500
                                                                                                                          ---------
                                                                                                                             38,222
                                                                                                                          ---------
IDAHO (0.8%)
Idaho TAN                                                              4.50%        6/30/97                   36,000         36,172
                                                                                                                          ---------
ILLINOIS (4.9%)
Chicago IL GO VRDO PUT                                                 3.10%         2/4/97  LOC              21,300         21,300
Illinois Dev. Finance Auth. PCR CP (Illinois Power Co. Project)        3.40%        9/24/96  LOC               8,000          8,000
Illinois Dev. Finance Auth. PCR VRDO (Illinois Power Co. Project)      3.50%         9/4/96  LOC              13,200         13,200
Illinois Educ. Fac. VRDO (DePaul Univ.)                                3.50%         9/4/96  LOC              33,600         33,600
Illinois Health Fac. Auth. PUT (Evanston Hosp. Corp.)                  3.15%        1/31/97                   10,000         10,000
Illinois Health Fac. Auth. VRDO (Franciscan Sisters)                   3.40%         9/4/96  LOC              27,000         27,000
Illinois Health Fac. Auth. VRDO (Hosp. Sisters Service)                3.50%         9/4/96  (1)              23,900         23,900
Illinois Health Fac. Auth. VRDO (Pooled Finance)                       3.45%         9/4/96  LOC               6,000          6,000
Illinois Health Fac. Auth. VRDO (Swedish Covenant Hosp.)               3.50%         9/4/96  (2)              35,000         35,000
Illinois Health Fac. Auth. VRDO (Univ. of Chicago Hosp.)               3.40%         9/4/96  (1)              21,000         21,000
Illinois Toll Highway Auth. VRDO                                       3.35%         9/4/96  (1) LOC          13,400         13,400
Joliet IL Regional Port Dist. Marine Terminal VRDO (Exxon Project)     3.75%         9/4/96                    1,900          1,900
Schaumburg IL VRDO                                                     3.50%         9/4/96                   10,800         10,800
                                                                                                                          ---------
                                                                                                                            225,100
                                                                                                                          ---------
INDIANA (1.4%)
Hammond City IN PCR VRDO (Amoco Oil Co. Project)                       3.75%         9/4/96                   11,720         11,720
Indiana Educ. Fac. Auth. VRDO (Univ. of Notre Dame)                    3.50%         9/5/96                    1,400          1,400
Jasper County IN PCR VRDO CP
  (Northern Indiana Public Service Project)                            3.70%        9/10/96  LOC               8,000          8,000
Mt. Vernon IN PCR PUT (Southern Indiana Gas & Electric)                4.00%         5/1/97                   12,000         12,028
Mt. Vernon IN PCR & Solid Waste Disposal CP (General Electric Project) 3.60%        9/11/96                   11,340         11,340
Petersburg IN PCR CP (Indianapolis Power & Light Co.)                  3.60%       10/15/96                    6,775          6,775
Petersburg IN PCR CP (Indianapolis Power & Light Co.)                  3.70%        9/16/96                    5,000          5,000
Rockport City IN PCR Refunding VRDO (AEP Generating Co.)               3.80%         9/4/96  (2)               5,300          5,300
Rockport City IN PCR Refunding VRDO (AEP Generating Co.)               3.85%         9/4/96  (2)               5,300          5,300
                                                                                                                          ---------
                                                                                                                             66,863
                                                                                                                          ---------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                FACE         MARKET
                                                                    INTEREST       MATURITY                   AMOUNT         VALUE*
MONEY MARKET PORTFOLIO                                                  RATE           DATE                    (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
IOWA (0.2%)
Des Moines IA GO                                                       5.00%         6/1/97               $    4,425      $   4,464
Iowa School Corp. (Iowa School Cash Anticipation Project)              4.25%        1/30/97  (4)               6,300          6,321
                                                                                                                          ---------
                                                                                                                             10,785
                                                                                                                          ---------
KANSAS (0.1%)
Burlington KS PCR CP (Kansas City Power & Light)                       3.60%        9/16/96  LOC               5,600          5,600
                                                                                                                          ---------
KENTUCKY (0.5%)
Jefferson County KY PCR CP (Louisville Gas & Electric Project)         3.60%        9/10/96                    4,500          4,500
Jefferson County KY PCR CP (Louisville Gas & Electric Project)         3.65%       10/22/96                    6,000          6,000
Trimble County KY PCR CP (Louisville Gas & Electric Project)           3.60%        9/10/96                   12,685         12,685
                                                                                                                          ---------
                                                                                                                             23,185
                                                                                                                          ---------
LOUISIANA (2.8%)
East Baton Rouge Parish LA VRDO (Exxon Project)                        3.75%         9/4/96                   15,900         15,900
Louisiana Public Fac. Auth. CP
  (Lady of Lakes Regional Medical Center)                              3.55%       10/17/96  (4)              61,560         61,560
Louisiana Public Finance Auth. SCH Health Care System CP
  (Sisters of Charity)                                                 3.55%       10/23/96                    3,600          3,600
Louisiana Public Finance Auth. SCH Health Care System CP
  (Sisters of Charity)                                                 3.55%       10/24/96                    5,200          5,200
Louisiana Public Finance Auth. SCH Health Care System CP
  (Sisters of Charity)                                                 3.60%       10/16/96                   17,500         17,500
Louisiana Public Finance Auth. SCH Health Care System CP
  (Sisters of Charity)                                                 3.65%        9/10/96                    9,500          9,500
Louisiana Recovery Dist. Sales Tax VRDO                                3.85%         9/4/96  (3)               5,900          5,900
Louisiana Recovery Dist. Sales Tax VRDO                                3.85%         9/4/96  (1)              10,200         10,200
                                                                                                                          ---------
                                                                                                                            129,360
                                                                                                                          ---------
MAINE (1.1%)
Maine GO                                                               5.00%        5/15/97                    5,340          5,388
Maine Health & Higher Educ. Fac. Auth. VRDO (Bowdoin College)          3.50%         9/4/96  LOC               6,500          6,500
Maine Highway GO                                                       5.00%        5/15/97                    2,500          2,522
Maine TAN                                                              4.50%        6/27/97                   34,000         34,168
                                                                                                                          ---------
                                                                                                                             48,578
                                                                                                                          ---------
MARYLAND (0.6%)
Howard County MD Consolidated Public Improvement CP                    3.55%       10/18/96                   26,000         26,000
                                                                                                                          ---------
Massachusetts (2.7%)
Massachusetts Bay Transp. Auth. CP                                     3.50%        10/8/96  LOC              10,000         10,000
Massachusetts GO                                                       4.25%        6/10/97                   25,000         25,067
Massachusetts Health & Educ. Fac. Auth. Rev. CP (Harvard Univ.)        3.65%       10/18/96                    3,700          3,700
Massachusetts Health & Educ. Fac. Auth. Rev. VRDO
  (Harvard Univ.)                                                      3.25%         9/5/96                   57,100         57,100
Massachusetts Water Resource Auth. BAN                                 4.30%       10/15/96                    7,000          7,004
Massachusetts Water Resource Auth. CP                                  3.65%       10/18/96  LOC              20,300         20,300
                                                                                                                          ---------
                                                                                                                            123,171
                                                                                                                          ---------
MICHIGAN (4.4%)
Michigan GO Notes                                                      4.00%        9/30/96                  119,000        119,079
Michigan Hosp. Finance Auth. VRDO
  (Daughters of Charity-Providence Hosp.)                              3.45%         9/4/96                   22,800         22,800
Regents of Univ. of Michigan Hosp. Rev. VRDO                           3.85%         9/4/96                   38,600         38,600
Royal Oak MI Hosp. Finance Auth. VRDO (William Beaumont Hosp.)         3.75%         9/4/96                   20,000         20,000
Univ. of Michigan Rev. VRDO (Medical Service Plan)                     3.85%         9/4/96                    4,200          4,200
                                                                                                                          ---------
                                                                                                                            204,679
                                                                                                                          ---------
MINNESOTA (0.2%)
Minnesota Housing Finance Agency PUT (Single Family Mortgage)          3.50%       12/12/96                    4,650          4,650
Regents of Univ. of Minnesota CP VRDO                                  3.60%       10/15/96                    5,000          5,000
                                                                                                                          ---------
                                                                                                                              9,650
                                                                                                                          ---------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                FACE         MARKET
                                                                    INTEREST       MATURITY                   AMOUNT         VALUE*
                                                                        RATE           DATE                    (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
MISSISSIPPI (0.9%)
Jackson County MS PCR VRDO (Chevron USA Project)                       3.80%         9/4/96                $  10,700      $  10,700
Jackson County MS Port Fac. VRDO (Chevron USA Project)                 3.75%         9/4/96                   30,150         30,150
                                                                                                                          ---------
                                                                                                                             40,850
                                                                                                                          ---------
MISSOURI (3.4%)
Missouri Health & Educ. Fac. Auth. CP                                  3.50%       10/11/96  LOC              14,200         14,200
Missouri Health & Educ. Fac. Auth. School Dist. Advance Funding
  Program Notes (Rockwood R-VI School Dist.)                           4.50%         9/8/97                    5,000          5,029
Missouri Health & Educ. Fac. Auth. VRDO (SSM Health Care Project)      3.45%         9/4/96  (1)              10,000         10,000
Missouri Health & Educ. Fac. Auth. VRDO (SSM Health Care Project)      3.60%        9/10/96  LOC               7,800          7,800
Missouri Health & Educ. Fac. Auth. VRDO
  (Sisters of Mercy Health Care System)                                3.45%         9/4/96                   30,300         30,300
Missouri Health & Educ. Fac. Auth. VRDO (Washington Univ.)             3.80%         9/4/96                    7,000          7,000
Missouri Health & Educ. Finance Auth. VRDO
  (St. Anthony's Medical Center)                                       3.45%         9/4/96                   23,500         23,500
St. Louis MO VRDO (Sisters of Mercy Health Care System)                3.45%         9/5/96                   31,500         31,500
Univ. of Missouri Capital Project Notes                                4.75%        6/30/97                   26,000         26,176
                                                                                                                          ---------
                                                                                                                            155,505
                                                                                                                          ---------
NEBRASKA (0.3%)
Omaha NE Public Power Dist. CP                                         3.40%        9/24/96                   10,000         10,000
Omaha NE Public Power Dist. CP                                         3.60%       10/15/96                    5,500          5,500
                                                                                                                          ---------
                                                                                                                             15,500
                                                                                                                          ---------
NEVADA (1.6%)
Clark County NV Airport Improvement Rev. VRDO
  (McCarran International Airport)                                     3.35%         9/4/96  LOC              13,440         13,440
Clark County NV Airport System Refunding Rev. VRDO
  (McCarran International Airport)                                     3.35%         9/4/96  (1)              43,630         43,630
Nevada GO                                                              9.70%         5/1/97                    6,275          6,517
Nevada GO TOB VRDO                                                     3.55%         9/5/96                    9,225          9,225
                                                                                                                          ---------
                                                                                                                             72,812
                                                                                                                          ---------
NEW HAMPSHIRE (0.2%)
New Hampshire Educ. & Health Fac. Auth. VRDO (St. Paul's School)       3.40%         9/5/96  LOC               7,000          7,000
                                                                                                                          ---------
NEW JERSEY (0.2%)
Ocean County NJ BAN                                                    4.25%        6/20/97                   10,000         10,029
                                                                                                                          ---------
NEW MEXICO (0.5%)
Hurley NM PCR VRDO (Kennecott Sante Fe Corp. Project)                  3.85%         9/4/96                   24,200         24,200
                                                                                                                          ---------
NEW YORK (4.0%)
Erie County NY GO                                                     10.00%         2/1/97  (3)               4,325          4,435
Erie County NY RAN                                                     4.50%        9/20/96  LOC              10,000         10,003
New York City NY GO CP                                                 3.50%        9/17/96  LOC              57,700         57,700
New York City NY GO CP                                                 3.60%       10/11/96  (2)               7,400          7,400
New York City NY TAN                                                   4.50%        2/12/97                   65,000         65,242
New York City NY GO VRDO                                               3.75%         9/4/96  (1)               9,000          9,000
New York City NY Municipal Water Finance Auth. Water &
  Sewer System VRDO                                                    3.80%         9/4/96  (3)               1,400          1,400
Suffolk County NY TAN                                                  4.50%        9/12/96  LOC               4,000          4,001
Westchester County NY TAN                                              3.75%       12/11/96                   25,000         25,044
                                                                                                                          ---------
                                                                                                                            184,225
                                                                                                                          ---------
NORTH CAROLINA (3.3%)
Charlotte NC Airport Refunding Rev. VRDO                               3.35%         9/4/96  (1)               8,380          8,380
Mecklenburg County NC VRDO                                             3.45%         9/5/96                   12,000         12,000
North Carolina Educ. Fac. Auth. VRDO (Duke Univ.)                      3.45%         9/5/96                   31,600         31,600
North Carolina Medical Care Hosp. Rev. VRDO (Duke Univ. Hosp.)         3.45%         9/5/96                   22,600         22,600
North Carolina Medical Care Hosp. Rev. VRDO (Moses Cone Hosp.)         3.40%         9/5/96                   19,500         19,500
North Carolina Medical Care Hosp. Rev. VRDO
  (North Carolina Baptist Hosp.)                                       3.40%         9/5/96                   41,000         41,000

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
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                FACE         MARKET
                                                                    INTEREST       MATURITY                   AMOUNT         VALUE*
MONEY MARKET PORTFOLIO                                                  RATE           DATE                    (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
Wake County NC Pollution Control Finance Auth. VRDO
  (Carolina Power & Light)                                             3.40%         9/4/96  LOC           $  11,500      $  11,500
Winston-Salem NC COP VRDO                                              3.50%         9/5/96                    4,250          4,250
                                                                                                                          ---------
                                                                                                                            150,830
                                                                                                                          ---------
NORTH DAKOTA (0.2%)
Oliver County ND PCR VRDO (Square Butte Electric Coop Project)         3.45%         9/4/96  (2)               9,950          9,950
                                                                                                                          ---------
OHIO (1.1%)
Cuyahoga County OH Hosp. Rev. VRDO (Cleveland Clinic Foundation)       3.40%         9/4/96  LOC              22,500         22,500
Cuyahoga County OH Hosp. Rev. VRDO (St. Luke's Hosp.)                  3.50%         9/4/96  LOC               1,300          1,300
Greene County OH GO BAN                                                4.50%         6/4/97                    4,540          4,557
Hamilton County OH Hosp. Fac. Rev. VRDO (Bethesda Hosp.)               3.45%         9/5/96  LOC              11,900         11,900
Ohio Air Quality Dev. Auth. VRDO
  (Cincinnati Gas & Electric Co. Project)                              3.75%         9/4/96  LOC               5,700          5,700
Ohio Air Quality Dev. Auth. VRDO
  (Cincinnati Gas & Electric Co. Project)                              4.00%         9/4/96  LOC               3,200          3,200
                                                                                                                          ---------
                                                                                                                             49,157
                                                                                                                          ---------
OKLAHOMA (0.9%)
Garfield County OK IDA PCR VRDO
  (Oklahoma Gas & Electric Co. Project)                                3.50%         9/4/96                   19,200         19,200
Oklahoma City OK Industrial & Cultural Fac. Trust VRDO
  (St. Anthony Hosp.)                                                  3.60%        9/10/96  LOC              23,300         23,300
                                                                                                                          ---------
                                                                                                                             42,500
                                                                                                                          ---------
OREGON (0.4%)
Multnomah County OR TRAN                                               4.75%        6/30/97                   11,000         11,075
Oregon Veterans Welfare Program VRDO                                   3.45%         9/4/96  LOC               5,900          5,900
                                                                                                                          ---------
                                                                                                                             16,975
                                                                                                                          ---------
PENNSYLVANIA (0.2%)
Pennsylvania Higher Educ. Fac. Auth. VRDO (Carnegie Mellon)            3.75%         9/4/96                   10,900         10,900
                                                                                                                          ---------
SOUTH CAROLINA (0.2%)
South Carolina GO                                                      7.25%         5/1/97                    3,915          4,005
York County SC PCR CP (Duke Power Co. Project)                         3.50%       10/23/96                    6,950          6,950
                                                                                                                          ---------
                                                                                                                             10,955
                                                                                                                          ---------
SOUTH DAKOTA (0.2%)
South Dakota School Dist. COP (Cash Flow Finance Project)              4.75%        7/28/97                    8,370          8,428
                                                                                                                          ---------
TENNESSEE (1.6%)
Metropolitan Govt. of Nashville & Davidson County TN Health &
  Educ. CP (Baptist Hosp.)                                             3.60%         9/9/96                    6,000          6,000
Metropolitan Govt. of Nashville & Davidson County TN Health &
  Educ. CP (Baptist Hosp.)                                             3.70%         9/3/96                    3,500          3,500
Metropolitan Govt. of Nashville & Davidson County TN Health &
  Educ. CP (Vanderbilt Univ.)                                          3.50%       10/22/96                    6,640          6,640
Metropolitan Govt. of Nashville & Davidson County TN Health &
  Educ. CP (Vanderbilt Univ.)                                          3.60%       10/15/96                   10,000         10,000
Metropolitan Govt. of Nashville TN Airport Auth. Improvement
  Refunding VRDO                                                       3.50%         9/4/96 (3)LOC            20,000         20,000
Tennessee BAN VRDO                                                     3.30%         9/4/96                   27,500         27,500
                                                                                                                          ---------
                                                                                                                             73,640
                                                                                                                          ---------
TEXAS (13.8%)
Austin TX Combined Utility System CP
  (Travis & Williamson Counties)                                       3.45%        9/19/96  LOC              16,969         16,969
Dallas TX GO                                                           4.25%        2/15/97                    3,405          3,415
Dallas TX GO                                                           6.00%        2/15/97                    2,750          2,779
Dallas TX Waterworks & Sewer                                           6.90%         4/1/97                    2,000          2,035
Dallas TX Waterworks & Sewer TOB VRDO
(Dallas, Denton & Collin Counties)                                     3.55%         9/4/96                   30,000         30,000
Gulf Coast Waste Disposal Auth. of TX PCR VRDO
  (Amoco Oil Project)                                                  3.75%         9/4/96                   45,075         45,075
Gulf Coast Waste Disposal Auth. of TX PCR VRDO
  (Exxon Project)                                                      3.75%         9/4/96                   26,800         26,800
Harris County TX Health Fac. Dev. Corp. VRDO
  (Children's Hosp.)                                                   3.45%         9/4/96                   21,000         21,000
Harris County TX Health Fac. Dev. Corp. VRDO
  (Methodist Hosp.)                                                    3.75%         9/4/96                   89,200         89,200
Harris County TX Health Fac. Dev. Corp. VRDO
  (St. Luke's Episcopal Hosp.)                                         3.75%         9/4/96                   14,800         14,800

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                FACE         MARKET
                                                                    INTEREST       MATURITY                   AMOUNT         VALUE*
                                                                        RATE           DATE                    (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
Harris County TX PCR VRDO (Exxon Project)                              3.75%         9/4/96               $    9,400      $   9,400
Harris County TX SCH Health Care System CP
  (Sisters of Charity)                                                 3.50%        10/8/96                   13,700         13,700
Harris County TX SCH Health Care System CP
  (Sisters of Charity)                                                 3.50%       10/25/96                   20,000         20,000
Harris County TX SCH Health Care System CP
  (Sisters of Charity)                                                 3.55%       10/21/96                   10,000         10,000
Harris County TX SCH Health Care System CP
  (Sisters of Charity)                                                 3.55%       10/24/96                    6,700          6,700
Harris County TX SCH Health Care System CP
  (Sisters of Charity)                                                 3.65%         9/9/96                   20,000         20,000
Harris County TX Toll Road VRDO                                        3.40%         9/4/96                   51,100         51,100
Harris County TX Toll Road VRDO                                        3.45%         9/4/96                   31,700         31,700
Houston TX CP                                                          3.60%       10/11/96                   21,000         21,000
Houston TX Independent School Dist. TRAN                               4.50%        8/27/97                   15,900         15,997
Houston TX Public Improvement GO                                       4.25%         3/1/97                    7,000          7,032
Houston TX Public Improvement GO                                       6.00%         4/1/97                    1,500          1,520
Houston TX TRAN                                                        4.50%        6/30/97                   75,000         75,359
Houston TX Water & Sewer System Rev.                                   6.40%        12/1/96  (Prere.)          2,000          2,054
North Central TX Health Fac. Dev. Corp. VRDO
  (Presbyterian Medical Center)                                        3.70%         9/4/96  (1)              10,400         10,400
Plano TX Health Fac. Dev. Corp. Hosp. Rev. CP
  (Children's & Presbyterian Health Care Center)                       3.65%        9/10/96                    5,000          5,000
Richardson TX Independent School Dist. TRAN                            4.50%        8/29/97                   15,000         15,093
Texas Municipal Power Agency Rev.                                      5.00%         9/1/96                    8,585          8,585
Texas Research Laboratory GO TOB VRDO                                  3.50%         9/5/96  (Prere.)          9,350          9,350
Texas TRAN                                                             4.75%        8/29/97                   49,000         49,386
Univ. of TX System Board of Regents Rev. Finance System CP             3.60%         9/9/96                    4,313          4,313
                                                                                                                          ---------
                                                                                                                            639,762
                                                                                                                          ---------
UTAH (3.2%)
Emery County UT PCR VRDO (PacifiCorp Project)                          3.50%         9/4/96  LOC              35,500         35,500
Emery County UT PCR VRDO (PacifiCorp Project)                          3.80%         9/4/96  (2)              39,800         39,800
Intermountain Power Agency of UT PUT                                   3.35%        9/15/96  LOC              27,000         27,000
Intermountain Power Agency of UT TOB VRDO (Eagle Trust)                3.56%         9/5/96  (1)              37,600         37,600
Salt Lake City UT Rev. CP (Pooled Hosp. Finance Program)               3.70%        9/16/96                    5,700          5,700
                                                                                                                          ---------
                                                                                                                            145,600
                                                                                                                          ---------
VERMONT (0.8%)
Vermont Educ. & Health Buildings Finance Agency PUT
(Middlebury College Project)                                           3.70%         5/1/97                    6,650          6,650
Vermont Educ. & Health Buildings Finance Agency VRDO
  (Norwich Univ.)                                                      3.40%         9/5/96  LOC              10,000         10,000
Vermont GO CP                                                          3.60%       12/17/96                   20,000         20,000
                                                                                                                          ---------
                                                                                                                             36,650
                                                                                                                          ---------
VIRGINIA (1.1%)
Fairfax County VA IDA Hosp. Rev. CP
  (Inova Health System Hosp. Project)                                  3.50%        10/8/96                    5,000          5,000
Fairfax County VA IDA Hosp. Rev. CP
  (Inova Health System Hosp. Project)                                  3.65%        9/10/96                    3,800          3,800
Fairfax County VA IDA Hosp. Rev. CP
  (Inova Health System Hosp. Project)                                  3.65%        9/17/96                   10,000         10,000
Fairfax County VA IDA Hosp. Rev. CP
  (Inova Health System Hosp. Project)                                  3.65%       10/16/96                    7,900          7,900
Fairfax County VA IDA Hosp. Rev. CP
  (Inova Health System Hosp. Project)                                  3.70%         9/6/96                    7,300          7,300
Fairfax County VA IDA Rev. Refunding Fairfax Hosp. Rev.
  (Inova Health Systems)                                               3.55%         9/4/96                   18,500         18,500
                                                                                                                          ---------
                                                                                                                             52,500
                                                                                                                          ---------
WASHINGTON (2.9%)
Port of Seattle WA GO VRDO                                             3.50%         9/4/96                    2,500          2,500
Seattle WA Municipal Light & Power VRDO                                3.50%         9/4/96                   30,700         30,700
Seattle WA Water System Rev. VRDO                                      3.50%         9/4/96  LOC              19,800         19,800
Washington GO                                                          3.80%        10/1/96                    6,000          6,001
Washington GO                                                          8.00%         9/1/96  (Prere.)          9,200          9,200
Washington GO VRDO                                                     3.45%         9/4/96                   39,300         39,300
Washington GO VRDO                                                     3.50%         9/4/96                   24,500         24,500
                                                                                                                          ---------
                                                                                                                            132,001
                                                                                                                          ---------
WISCONSIN (2.9%)
Milwaukee WI Industrial Dev. VRDO
  (Wisconsin Electric Power Co. Project)                               3.45%         9/5/96                   10,000         10,000
Milwaukee WI School Order Notes RAN                                    4.25%        8/21/97                   25,000         25,095
Milwaukee WI Short Term Promissory Notes RAN                           3.50%        2/27/97                   16,300         16,315

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                FACE         MARKET
                                                                    INTEREST       MATURITY                   AMOUNT         VALUE*
MONEY MARKET PORTFOLIO                                                  RATE           DATE                    (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
Oak Creek WI VRDO (Wisconsin Electric Power Co. Project)               3.55%         9/5/96                $  33,800     $   33,800
Village of Pleasant Prairie WI PCR VRDO
  (Wisconsin Electric Power Co. Project)                               3.45%         9/5/96                    9,000          9,000
Village of Pleasant Prairie WI PCR VRDO
  (Wisconsin Electric Power Co. Project)                               4.00%         9/5/96                    9,500          9,500
Wisconsin GO                                                           5.00%         5/1/97                    5,450          5,493
Wisconsin GO TOB VRDO                                                  3.55%         9/4/96                   25,570         25,570
                                                                                                                         ----------
                                                                                                                            134,773
                                                                                                                         ----------
WYOMING (0.8%)
Lincoln County WY PCR VRDO (Exxon Project)                             3.75%         9/4/96                    5,200          5,200
Lincoln County WY PCR VRDO (Exxon Project)                             3.80%         9/4/96                   15,200         15,200
Sublette County WY VRDO (Exxon Project)                                3.75%         9/4/96                   15,500         15,500
                                                                                                                         ----------
                                                                                                                             35,900
                                                                                                                         ----------
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (COST $4,608,982)                                                                                   4,608,982
-----------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.3%)
-----------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                         44,430
Liabilities                                                                                                                 (29,089)
                                                                                                                         ----------
                                                                                                                             15,341
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------------------------------------------------------
Applicable to 4,625,077,065 outstanding $.001 par value shares
  (authorized 5,500,000,000 shares)                                                                                      $4,624,323
===================================================================================================================================

NET ASSET VALUE PER SHARE                                                                                                     $1.00
===================================================================================================================================
*See Note A in Notes to Financial Statements.
For key to abbreviations and other references, see page 50.

-----------------------------------------------------------------------------------------------------------------------------------
AT AUGUST 31, 1996, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              AMOUNT            PER
                                                                                                               (000)          SHARE
-----------------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                           $4,625,092          $1.00
Undistributed Net Investment Income                                                                               --             --
Accumulated Net Realized Losses--Note E                                                                         (769)            --
Unrealized Appreciation                                                                                           --             --
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                $4,624,323          $1.00
===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                FACE         MARKET
                                                                    INTEREST       MATURITY                   AMOUNT         VALUE*
SHORT-TERM PORTFOLIO                                                    RATE           DATE                    (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.0%)
-----------------------------------------------------------------------------------------------------------------------------------
ALABAMA (1.0%)
Birmingham AL GO VRDO                                                  3.40%         9/5/96  LOC             $ 6,800      $   6,800
Huntsville AL Health Care Auth. VRDO                                   3.40%         9/5/96  (1)               7,700          7,700
                                                                                                                          ---------
                                                                                                                             14,500
                                                                                                                          ---------
ALASKA (3.1%)
Alaska Housing Finance Corp. VRDO                                      3.45%         9/4/96                    4,300          4,300
Alaska Housing Finance Corp. VRDO                                      3.55%         9/4/96                   16,600         16,600
North Slope Borough AK GO                                             7.125%         7/1/98  (1)               7,710          8,087
North Slope Borough AK GO                                              7.15%         7/1/99  (1)               5,670          6,064
Valdez AK Marine Terminal CP (Atlantic Richfield Co.)                  3.60%         9/6/96                    4,300          4,300
Valdez AK Marine Terminal VRDO (Exxon Pipeline Co. Project)            3.75%         9/4/96                    6,200          6,200
                                                                                                                          ---------
                                                                                                                             45,551
                                                                                                                          ---------
ARIZONA (0.5%)
Arizona Transp. Board Excise Tax                                       5.50%         7/1/98  (2)               7,315          7,484
                                                                                                                          ---------
CALIFORNIA (8.9%)
Alameda County CA Public Fac. Corp. COP PUT                            6.15%         9/1/96  LOC               5,000          5,000
Anaheim CA Public Improvement Corp. Lease COP VRDO                     3.20%         9/4/96  (2) LOC              65             65
California Dept. of Water (Central Valley Project)                     8.75%        12/1/00                    4,540          5,271
California GO                                                         10.00%         4/1/97  (2)              10,000         10,353
California Health Fac. Financing Auth. VRDO
  (Catholic Health Care West)                                          3.25%         9/4/96  (1)                 600            600
California Health Fac. Auth. VRDO
  (Adventist Health System West Sutter Health)                         3.25%         9/5/96  LOC               1,300          1,300
California Higher Educ. Loan Auth. Student Loan Rev. VRDO              3.40%         9/4/96  LOC              28,400         28,400
California PCR VRDO (Pacific Gas & Electric)                           3.85%         9/4/96  LOC               1,200          1,200
Foothill CA Eastern Transp. Corridor Agency Toll Rev. VRDO             3.20%         9/5/96  LOC              17,900         17,900
Los Angeles CA COP                                                     5.50%        12/1/96                    3,400          3,412
Los Angeles CA Dept. of Water & Power Rev.                             9.00%       11/15/97                    5,855          6,192
Los Angeles County CA Pension Obligation VRDO                          3.20%         9/4/96  (2)               4,400          4,400
Los Angeles County CA TRAN                                             4.50%        6/30/97  LOC              15,000         15,078
Orange County CA Sanitation Dist. VRDO                                 3.20%         9/5/96  (2) LOC           2,916          2,916
Orange County CA Water Dist. VRDO                                      3.60%         9/4/96  LOC               1,500          1,500
Riverside County CA VRDO (Public Fac. Project)                         3.25%        9/10/96  LOC               2,900          2,900
Riverside County CA VRDO (Public Fac. Project)                         3.50%        9/10/96  LOC               1,520          1,520
Sacramento CA Utility Rev.                                            7.875%        8/15/98  (Prere.)          4,000          4,355
San Diego CA Area Local Govt. COP Pooled TRAN                          4.75%        10/1/97  (4)               5,500          5,539
San Diego County CA Unified School Dist. TRAN                          4.75%        10/1/97                   10,000         10,075
Santa Clara County CA Finance Auth. Lease Rev. VRDO
  (VMC Fac. Replacement Project)                                       3.15%         9/4/96                    1,600          1,600
                                                                                                                          ---------
                                                                                                                            129,576
                                                                                                                          ---------
COLORADO (0.3%)
Colorado Health Fac. Auth. Rev. VRDO (Kaiser Permanente)               3.40%         9/4/96                    5,200          5,200
                                                                                                                          ---------
CONNECTICUT (1.6%)
Connecticut Dev. Auth. PCR VRDO (Connecticut Light & Power Co.)        3.40%         9/4/96  LOC              20,930         20,930
Connecticut GO                                                         5.65%       11/15/98                    2,500          2,576
                                                                                                                          ---------
                                                                                                                             23,506
                                                                                                                          ---------
DISTRICT OF COLUMBIA (1.0%)
District of Columbia GO                                                0.00%         6/1/00  (1)               6,900          5,724
District of Columbia GO                                                6.00%         6/1/01  (1)               8,115          8,457
                                                                                                                          ---------
                                                                                                                             14,181
                                                                                                                          ---------
FLORIDA (7.1%)
Dade County FL School Dist.                                            7.00%         8/1/98  (3)               7,510          7,888
Dade County FL Water & Sewer System Rev. VRDO                          3.35%         9/4/96  (3)              21,810         21,810
Gulf Breeze FL Local Govt. Loan Program VRDO                           3.40%         9/5/96  (3)              16,640         16,640
Jacksonville FL Hosp. Rev.                                            10.50%        10/1/97  (Prere.)          8,000          8,691
Jacksonville FL Transp. Auth.                                          9.00%         1/1/98  (Prere.)          3,780          4,091
Orlando FL Utilities Comm. Water & Electric Rev. BAN                   4.40%        10/1/96                    3,255          3,257
Orlando FL Utilities Comm. Water & Electric Rev. BAN VRDO              3.35%         9/5/96                   17,150         17,150

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
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                FACE         MARKET
                                                                    INTEREST       MATURITY                   AMOUNT         VALUE*
SHORT-TERM PORTFOLIO                                                    RATE           DATE                    (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
St. Lucie County FL PCR Rev. VRDO (FL Power & Light Co.)               3.75%         9/4/96                  $15,200      $  15,200
Tampa FL Utilities Auth.                                               8.00%        10/1/97  (Prere.)          7,700          8,175
                                                                                                                          ---------
                                                                                                                            102,902
                                                                                                                          ---------
GEORGIA (3.6%)
Burke County GA Dev. Auth. PCR VRDO (Georgia Power Co.)                3.75%         9/4/96                   10,700         10,700
Burke County GA Dev. Auth. PCR VRDO (Oglethorpe Power)                 3.35%         9/4/96                   19,800         19,800
Georgia GO                                                             6.80%         8/1/97                    4,815          4,939
Georgia GO                                                             6.80%         8/1/98                    6,155          6,450
Georgia GO                                                             7.40%         8/1/00                    5,000          5,508
Georgia GO                                                             7.70%         4/1/99                    5,000          5,403
                                                                                                                          ---------
                                                                                                                             52,800
                                                                                                                          ---------
HAWAII (2.4%)
Hawaii GO                                                              5.00%        11/1/96                   12,870         12,896
Hawaii GO                                                              5.00%        11/1/97                    1,250          1,263
Hawaii GO                                                              5.00%        11/1/98                   16,000         16,249
Honolulu HI City & County GO                                           6.60%         8/1/01  (Prere.)          4,000          4,362
                                                                                                                          ---------
                                                                                                                             34,770
                                                                                                                          ---------
ILLINOIS (5.3%)
Chicago IL GO                                                          7.50%         1/1/99  (Prere.)          5,000          5,430
Chicago IL Metropolitan Sanitation Dist.                               7.85%         1/1/98  (Prere.)          5,600          5,970
Chicago IL Metropolitan Water Reclamation Dist.                        6.40%         1/1/00                    5,000          5,280
Chicago IL Metropolitan Water Reclamation Dist.                        6.80%         1/1/00  (Prere.)          5,200          5,637
Chicago IL Metropolitan Water Reclamation Dist.                        7.25%         1/1/99  (Prere.)          3,490          3,708
Chicago IL Public Building Comm.                                       4.50%        12/1/98  (1)               8,000          8,025
Chicago IL Public Building Comm.                                       7.75%         1/1/99  (3)(Prere.)       5,000          5,458
Chicago IL School Finance Auth. GO                                     4.40%         6/1/98  (1)               6,755          6,753
Illinois GO                                                            5.50%         8/1/98                    7,700          7,858
Illinois Housing Dev. Auth. VRDO (Illinois Center Apartments)          3.70%         9/4/96                   14,900         14,900
Illinois Toll Highway Auth. Rev. VRDO                                  3.35%         9/4/96  (1) LOC           7,600          7,600
                                                                                                                          ---------
                                                                                                                             76,619
                                                                                                                          ---------
INDIANA (0.6%)
Merriville IN                                                          7.50%        7/15/00  (Prere.)          4,000          4,473
Rockport IN PCR Refunding VRDO (AEP Generating Co. Project)            3.85%         9/4/96  (2)               4,200          4,200
                                                                                                                          ---------
                                                                                                                              8,673
                                                                                                                          ---------
LOUISIANA (1.3%)
Louisiana GO                                                           8.00%         5/1/97  (2)               6,030          6,189
Louisiana Recovery Dist. Sales Tax                                     5.50%         7/1/97                   10,000         10,115
Louisiana Recovery Dist. Sales Tax VRDO                                3.85%         9/4/96  (3)               2,000          2,000
                                                                                                                          ---------
                                                                                                                             18,304
                                                                                                                          ---------
MAINE (0.7%)
Maine Municipal Bond Bank                                             3.875%        11/1/96                   10,000         10,001
                                                                                                                          ---------
MARYLAND (0.3%)
Maryland Health & Higher Educ. Fac. (Francis Scott Key)                7.00%         7/1/00  (Prere.)          4,000          4,402
                                                                                                                          ---------
MASSACHUSETTS (6.5%)
Massachusetts Bay Transp. Auth.                                        7.00%         3/1/01  (Prere.)          6,000          6,661
Massachusetts Bay Transp. Auth.                                        7.10%         3/1/99  (3)(Prere.)       7,800          8,445
Massachusetts Consolidated Loan                                        7.00%         6/1/99  (Prere.)         10,000         10,846
Massachusetts Consolidated Loan                                        7.50%         2/1/99  (3)(Prere.)       6,400          6,917
Massachusetts GO                                                       5.50%         7/1/99                   10,000         10,268
Massachusetts GO                                                       7.25%         7/1/98  (Prere.)          5,000          5,335
Massachusetts GO                                                       9.25%         7/1/00                   10,000         11,586
Massachusetts Municipal Wholesale Electric                             6.00%         7/1/97                    2,355          2,391
Massachusetts Turnpike Auth. BAN                                       5.00%         6/1/99                    7,000          7,111
Massachusetts Water Resources Auth.                                    7.00%         4/1/00  (Prere.)          4,500          4,935
Massachusetts Water Resources Auth.                                   7.625%         4/1/00  (Prere.)         17,645         19,710
                                                                                                                          ---------
                                                                                                                             94,205
                                                                                                                          ---------





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
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                FACE         MARKET
                                                                    INTEREST       MATURITY                   AMOUNT         VALUE*
                                                                        RATE           DATE                    (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
MICHIGAN (2.6%)
Greater Detroit MI Resource Recovery Auth.                             5.00%       12/13/99  (2)             $12,000      $  12,151
Michigan Trunk Line                                                    5.50%       11/15/98                   13,720         14,057
Regents of Univ. of MI Hosp. Rev. VRDO                                 3.85%         9/4/96                   11,300         11,300
                                                                                                                          ---------
                                                                                                                             37,508
                                                                                                                          ---------
MINNESOTA (0.4%)
Minnesota GO                                                           6.00%         8/1/99                    5,730          5,985
                                                                                                                          ---------
MISSISSIPPI (0.5%)
Jackson County MS Port Fac. Rev. VRDO (Chevron USA Project)            3.75%         9/4/96                    6,900          6,900
                                                                                                                          ---------
MISSOURI (1.8%)
Missouri Health & Educ. Fac. Auth. VRDO
  (St. Anthony's Medical Center)                                       3.45%         9/4/96                   21,400         21,400
St. Louis MO VRDO (Sisters of Mercy Health System)                     3.45%         9/5/96                    4,600          4,600
                                                                                                                          ---------
                                                                                                                             26,000
                                                                                                                          ---------
NEVADA (2.3%)
Clark County NV Airport Improvement Rev.
  (McCarran International Airport)                                    13.25%         7/1/97  (Prere.)          3,015          3,242
Clark County NV Airport System Refunding Rev. VRDO
  (McCarran International Airport)                                     3.35%         9/4/96  (1)              30,405         30,405
                                                                                                                          ---------
                                                                                                                             33,647
                                                                                                                          ---------
NEW JERSEY (0.1%)
New Jersey Turnpike Auth. Rev. VRDO                                    3.00%         9/4/96  (3) LOC           1,600          1,600
                                                                                                                          ---------
NEW MEXICO (0.3%)
Albuquerque NM Water & Sewer                                           5.90%         7/1/98  (ETM)             4,105          4,225
                                                                                                                          ---------
NEW YORK (9.4%)
Nassau County NY General Improvement                                  5.125%        11/1/99  (3)               7,525          7,673
New York City NY GO                                                    6.80%         2/1/97                    9,985         10,100
New York City NY GO                                                    6.80%         2/1/97  (Prere.)          2,990          3,027
New York City NY GO VRDO                                               3.30%         9/4/96   LOC              9,500          9,500
New York City NY GO VRDO                                               3.40%         9/4/96   LOC              3,200          3,200
New York City NY Municipal Water Finance Auth. Water &
  Sewer System Rev.                                                    7.75%        6/15/01  (Prere.)          6,000          6,854
New York City NY Municipal Water Finance Auth. Water &
  Sewer System Rev. VRDO                                               3.80%         9/4/96  (3)              11,400         11,400
New York Medical Care Fac. (St. Luke's)                                7.45%        2/15/00  (1)(Prere.)       5,000          5,553
New York Medical Care Fac. Finance Agency Rev.                         7.80%        2/15/99  (Prere.)          5,000          5,495
New York Medical Care Fac. Finance Agency Rev.                         8.00%        8/15/97  (7)(Prere.)       8,700          9,195
New York Medical Care Fac. Finance Agency Rev.                        8.875%        8/15/97  (Prere.)         12,100         12,894
New York State Dormitory Auth. (City Univ.)                            5.25%         7/1/97                    2,780          2,809
New York State Dormitory Auth. (City Univ.)                           7.625%         7/1/00  (Prere.)         21,600         24,300
New York State Dormitory Auth. (State Univ.)                           7.25%        5/15/00  (Prere.)          2,070          2,296
New York State Local Govt. Assistance Corp.                            7.50%         4/1/01  (Prere.)          4,800          5,451
New York State Thruway Auth. (Highway & Bridge Trust Fund)             5.00%         4/1/98                    8,750          8,821
New York Urban Dev. Corp.                                              7.50%         4/1/01  (Prere.)          3,000          3,407
New York Urban Dev. Corp.                                              7.75%         1/1/00  (Prere.)          3,900          4,359
                                                                                                                          ---------
                                                                                                                            136,334
                                                                                                                          ---------
NORTH CAROLINA (1.4%)
Charlotte NC Airport Refunding Rev. VRDO                               3.35%         9/4/96  (1)               1,700          1,700
North Carolina Eastern Municipal Power Agency                          7.25%         1/1/99  (Prere.)          3,000          3,249
North Carolina Medical Care VRDO (Duke Univ. Hosp.)                    3.45%         9/5/96                    9,200          9,200
North Carolina Municipal Power Agency                                 7.875%         1/1/98  (Prere.)          6,000          6,407
                                                                                                                          ---------
                                                                                                                             20,556
                                                                                                                          ---------
OHIO (3.3%)
Cincinnati OH School Dist. TAN                                         5.50%        12/1/00  (2)               4,300          4,448
Columbus OH GO VRDO                                                    3.30%         9/5/96                    5,200          5,200
Columbus OH Refunding Limited Tax                                      3.90%         7/1/97                    4,850          4,851





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
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                FACE         MARKET
                                                                    INTEREST       MATURITY                   AMOUNT         VALUE*
SHORT-TERM PORTFOLIO                                                    RATE           DATE                    (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
Cuyahoga County OH Hosp. Improvement Rev. VRDO
  (St. Luke's Hosp.)                                                   3.50%         9/4/96  LOC            $    400      $     400
Ohio Air Quality Dev. Auth. VRDO
  (Cincinnati Gas and Electric Project)                                3.75%         9/4/96  LOC               1,800          1,800
Ohio Air Quality Dev. Auth. VRDO
  (Cincinnati Gas and Electric Project)                                3.85%         9/4/96  LOC              18,700         18,700
Ohio Air Quality Dev. Auth. VRDO
  (Cincinnati Gas and Electric Project)                                4.00%         9/4/96  LOC               2,500          2,500
Student Loan Funding Corp. Cincinnati OH
  Student Loan Rev. VRDO                                               3.50%         9/4/96  LOC              10,800         10,800
                                                                                                                          ---------
                                                                                                                             48,699
                                                                                                                          ---------
OKLAHOMA (1.7%)
Grand River Dam OK Auth.                                               4.90%         6/1/98                   10,000         10,106
Oklahoma Industries Auth. Health System Rev. VRDO                      3.55%         9/4/96                   14,625         14,625
                                                                                                                          ---------
                                                                                                                             24,731
                                                                                                                          ---------
OREGON (1.9%)
Oregon Veterans Welfare Program VRDO                                   3.45%         9/4/96                   27,200         27,200
                                                                                                                          ---------

PENNSYLVANIA (5.5%)
Berks County PA GO                                                     7.25%       11/15/20  (3)(Prere.)       6,700          7,493
Geisinger Health Systems Rev. VRDO (Montour County PA)                 3.75%         9/4/96                      100            100
Pennsylvania GO                                                        5.25%       11/15/00  (3)               7,500          7,701
Pennsylvania GO                                                       10.00%        4/15/98                   16,000         17,399
Pennsylvania Higher Educ. Fac. Auth. Health Services
  (Allegheny/Delaware Valley)                                          4.80%       11/15/00  (1)               4,245          4,261
Philadelphia PA GO                                                     5.25%       11/15/96  (3)               4,150          4,162
Philadelphia PA GO                                                     5.75%       11/15/98  (3)               6,655          6,849
Philadelphia PA GO                                                     6.00%       11/15/99  (3)              10,000         10,431
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. VRDO
  (Childrens Hosp. Project)                                            3.75%         9/4/96  LOC               3,000          3,000
Philadelphia PA School Dist.                                           6.60%         7/1/98  (1)               4,815          5,014
Philadelphia PA School Dist.                                           6.70%         7/1/99  (1)               5,145          5,457
Philadelphia PA Water & Sewer                                          6.90%        10/1/99  (Prere.)          5,000          5,441
Sayre PA Health Care Fac. Auth. Hosp. Rev. VRDO
  (VHA of PA, Pooled Capital Asset Financing Program)                  3.35%         9/4/96  (2)               2,400          2,400
                                                                                                                          ---------
                                                                                                                             79,708
                                                                                                                          ---------
SOUTH CAROLINA (0.2%)
Berkeley County SC PCR VRDO (Amoco Chemical Co. Project)               3.75%         9/4/96                    3,550          3,550
                                                                                                                          ---------
TENNESSEE (4.0%)
Metropolitan Govt. of Nashville & Davidson County TN                  10.50%        12/1/97  (Prere.)          5,750          6,195
Metropolitan Govt. of Nashville TN Airport Improvement
Refunding VRDO                                                         3.50%         9/4/96  (3)              27,500         27,500
Tennessee BAN VRDO                                                     3.30%         9/4/96                   14,000         14,000
Tennessee GO                                                           5.00%         5/1/99                   10,070         10,248
                                                                                                                          ---------
                                                                                                                             57,943
                                                                                                                          ---------
TEXAS (8.4%)
Austin TX Combined Utility System Rev.                                 7.60%       11/15/99  (1)               5,000          5,459
Austin TX Combined Utility System Rev.                               11.125%       11/15/99  (Prere.)          4,000          4,776
Austin TX Combined Utility System Rev.                                14.25%        5/15/97  (Prere.)          7,090          7,596
Fort Worth TX Water & Sewer Rev.                                       5.60%        2/15/98                    3,500          3,567
Harris County TX Health Fac. Dev. Corp. VRDO (Methodist Hosp.)         3.75%         9/4/96                   15,000         15,000
Harris County TX Toll Road VRDO                                        3.40%         9/4/96                   24,700         24,700
Houston TX Hotel Occupancy Rev.                                        6.00%         7/1/99  (4)               4,000          4,149
Houston TX Water & Sewer System                                        8.10%        12/1/96  (Prere.)         10,000         10,305
Northside TX Independent School Dist.                                  4.90%         2/1/00                    5,000          5,053
Texas Municipal Power Agency Rev.                                      5.00%         9/1/96                    5,000          5,000
Texas Municipal Power Agency Rev.                                     14.25%         3/1/97  (Prere.)          5,250          5,519
Texas National Research GO                                            7.125%         4/1/00  (Prere.)         11,805         12,990
Texas Public Finance Auth.                                             8.00%        10/1/98                    3,000          3,220
Texas TRAN                                                             4.75%        8/29/97                   15,000         15,120
                                                                                                                          ---------
                                                                                                                            122,454
                                                                                                                          ---------





                                       12
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
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                FACE         MARKET
                                                                    INTEREST       MATURITY                   AMOUNT         VALUE*
                                                                        RATE           DATE                    (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
UTAH (1.4%)
Emery County UT PCR VRDO (PacifiCorp Project)                          3.80%         9/4/96  (2)            $  7,400     $    7,400
Intermountain Power Agency UT                                          7.00%         7/1/99  (Prere.)          5,100          5,537
Intermountain Power Agency UT CP                                       3.60%        9/23/96  LOC               8,000          8,001
                                                                                                                         ----------
                                                                                                                             20,938
                                                                                                                         ----------
VIRGINIA (0.2%)
Virginia Public School Auth.                                           7.30%         1/1/97  (Prere.)          3,345          3,450
                                                                                                                         ----------

WASHINGTON (6.3%)
King County WA GO                                                      6.70%         1/1/99                    9,000          9,448
Snohomish County WA Public Utility Dist. Rev.                          5.00%         1/1/00  (3)               3,000          3,030
Snohomish County WA Public Utility Dist. Rev.                          9.75%         1/1/99  (3)               5,315          5,925
Washington GO                                                          6.75%         6/1/01  (Prere.)         10,000         10,841
Washington GO                                                          7.00%        10/1/96                    6,405          6,422
Washington GO                                                          7.60%         9/1/96  (Prere.)          4,325          4,325
Washington GO                                                          7.75%        12/1/98  (Prere.)          2,500          2,682
Washington GO                                                          8.00%         9/1/96  (Prere.)         21,695         21,697
Washington GO                                                          8.60%        10/1/97  (Prere.)          5,000          5,240
Washington Health Care Auth. (Empire Health Spokane)                   8.00%        11/1/97  (1)(Prere.)       9,200          9,785
Washington Motor Vehicle Fuel Tax                                      8.00%         9/1/96  (Prere.)         12,750         12,751
                                                                                                                         ----------
                                                                                                                             92,146
                                                                                                                         ----------
WEST VIRGINIA (0.9%)
West Virginia School Building Auth.                                    6.00%         7/1/98                    7,000          7,217
West Virginia Water Dev. Auth.                                         7.70%        11/1/00  (Prere.)          4,960          5,623
                                                                                                                         ----------
                                                                                                                             12,840
                                                                                                                         ----------
WISCONSIN (0.2%)
Wisconsin GO                                                           7.00%         5/1/98  (Prere.)          3,185          3,356
                                                                                                                         ----------
WYOMING (2.0%)
Lincoln County WY PCR VRDO (Exxon Project)                             3.75%         9/4/96                   13,700         13,700
Lincoln County WY PCR VRDO (Exxon Project)                             3.80%         9/4/96                    7,400          7,400
Sublette County WY VRDO (Exxon Project)                                3.75%         9/4/96                    8,300          8,300
                                                                                                                         ----------
                                                                                                                             29,400
                                                                                                                         ----------
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (COST $1,438,614)                                                                                   1,441,844
-----------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.0%)
-----------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                         19,604
Liabilities                                                                                                                  (4,796)
                                                                                                                         ----------
                                                                                                                             14,808
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------------------------------------------------------
Applicable to 93,728,404 outstanding $.001 par value shares
  (authorized 250,000,000 shares)                                                                                        $1,456,652
===================================================================================================================================

NET ASSET VALUE PER SHARE                                                                                                    $15.54
===================================================================================================================================

*See Note A in Notes to Financial Statements.
For key to abbreviations and other references, see page 50.

-----------------------------------------------------------------------------------------------------------------------------------
AT AUGUST 31, 1996, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              AMOUNT            PER
                                                                                                               (000)          SHARE
-----------------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                          $ 1,453,090         $15.50
Undistributed Net Investment Income                                                                               --             --
Accumulated Net Realized Gains--Note E                                                                           332             --
Unrealized Appreciation--Note F                                                                                3,230            .04
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                $1,456,652         $15.54
===================================================================================================================================





                                       13
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
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                FACE         MARKET
                                                                    INTEREST       MATURITY                   AMOUNT         VALUE*
LIMITED-TERM PORTFOLIO                                                  RATE           DATE                    (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (100.2%)
-----------------------------------------------------------------------------------------------------------------------------------
ALABAMA (0.2%)
Columbia AL IDA PCR VRDO (Alabama Power Co. Project)                   3.70%         9/4/96                  $ 1,600      $   1,600
Huntsville AL Health Care Auth. VRDO                                   3.35%         9/5/96  (1)               1,700          1,700
                                                                                                                          ---------
                                                                                                                              3,300
                                                                                                                          ---------
ALASKA (2.3%)
Alaska Housing Finance Corp. VRDO                                      3.45%         9/4/96                   13,000         13,000
Anchorage AK GO                                                        4.70%         8/1/01  (1)               5,000          5,000
North Slope Borough AK GO                                              0.00%        6/30/97  (1)               1,000            966
North Slope Borough AK GO                                              7.25%        6/30/00  (4)              20,000         21,805
Valdez AK Marine Terminal VRDO (Exxon Pipeline Project)                3.75%         9/4/96                      400            400
                                                                                                                          ---------
                                                                                                                             41,171
                                                                                                                          ---------
ARIZONA (1.5%)
Arizona Transp. Board Excise Tax                                       6.00%         7/1/02  (2)              15,185         16,166
Maricopa County AZ School Dist. GO                                     6.00%         7/1/97  (2)              10,000         10,167
                                                                                                                          ---------
                                                                                                                             26,333
                                                                                                                          ---------
CALIFORNIA (12.2%)
Alameda County CA Public Fac. Corp. COP PUT                            6.15%         9/1/96  LOC              10,000         10,000
California GO                                                          7.50%        11/1/03  (3)               6,000          6,960
California GO                                                          8.90%         3/1/97                    3,000          3,075
California GO                                                         10.00%         4/1/98                   19,600         21,294
California GO                                                         10.50%        10/1/00                    3,000          3,647
California Dept. of Water (Central Valley Project)                     8.25%        12/1/01                    4,790          5,587
California Dept. of Water (Central Valley Project)                     8.25%        12/1/02                    5,060          6,011
California Dept. of Water (Central Valley Project)                     8.25%        12/1/05                    5,685          7,021
California Public Works Board (Univ. of CA Project)                    6.60%        12/1/02  (Prere.)         10,000         11,207
California RAN VRDO                                                    3.45%         9/4/96                   23,000         23,000
Contra Costa CA Transp. Auth. Sales Tax Rev.                           6.00%         3/1/97                    2,580          2,609
East Bay CA Municipal Utility Dist. Water System Rev.                  6.00%         6/1/00  (3)               3,000          3,155
Irvine CA Ranch Water Dist. VRDO                                       3.60%         9/4/96  LOC               1,800          1,800
Los Angeles CA COP                                                     5.50%        12/1/96                    5,000          5,018
Los Angeles CA Dept. of Water & Power Waterworks Rev.                  9.00%        5/15/02                    9,135         11,040
Los Angeles CA Dept. of Water & Power Waterworks Rev.                  9.00%        5/15/03                    5,355          6,604
Los Angeles CA Unified School Dist. TRAN                               4.50%        9/30/97                    6,300          6,331
Los Angeles County CA TRAN                                             4.50%        6/30/97  LOC              10,000         10,052
Los Angeles County CA Transp. Commission Sales Tax                     6.75%         7/1/01  (3)(Prere.)       5,000          5,546
Orange County CA Sanitation Dist. VRDO                                 3.20%         9/5/96  (2) LOC          11,055         11,055
Orange County CA Sanitation Dist. VRDO                                 3.65%         9/4/96  (3)               3,800          3,800
San Bernardino County CA Transp. Auth. Sales Tax Rev.                  3.75%         3/1/97  (1)               4,280          4,278
San Diego CA Area Local Govt. COP Pooled TRAN                          4.75%        10/1/97  (4)               5,000          5,035
San Diego CA Unified School Dist. TRAN                                 4.75%        10/1/97                   10,000         10,075
San Diego County CA TRAN                                              4.375%        9/30/97  LOC              10,300         10,345
Santa Clara County CA El Camino Hosp. (Valley Medical Center)          3.30%        9/10/96  LOC              12,200         12,200
Santa Clara County CA Finance Auth. Lease Rev. VRDO
  (VMC Fac. Replacement Project)                                       3.15%         9/4/96                    1,300          1,300
Univ. of California Rev. (Multipurpose Dist. Project)                 10.00%         9/1/01  (2)               5,500          6,775
                                                                                                                          ---------
                                                                                                                            214,820
                                                                                                                          ---------
CONNECTICUT (3.6%)
Connecticut GO                                                        9.875%         3/1/01                    6,750          8,151
Connecticut Special Assessment Unemployment Compensation               4.00%       11/15/96                   20,295         20,301
Connecticut Special Assessment Unemployment Compensation               5.50%        5/15/01  (2)              13,455         13,916
Connecticut Special Tax Obligation Rev. (Transp. Infrastructure)       4.00%        10/1/99                   11,000         10,833
Connecticut Special Tax Obligation Rev. (Transp. Infrastructure)       4.80%         9/1/97                    6,350          6,400
Connecticut Special Tax Obligation Rev. (Transp. Infrastructure)       6.25%        10/1/02  (3)               4,000          4,309
                                                                                                                          ---------
                                                                                                                             63,910
                                                                                                                          ---------
DISTRICT OF COLUMBIA (0.2%)
District of Columbia GO                                                6.00%         6/1/97  (1)               3,250          3,296
                                                                                                                          ---------
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
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                                                                                                                FACE         MARKET
                                                                    INTEREST       MATURITY                   AMOUNT         VALUE*
                                                                        RATE           DATE                    (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
FLORIDA (7.8%)
Dade County FL Aviation Rev.                                           4.30%        10/1/96                  $ 2,500      $   2,501
Dade County FL School Dist.                                           7.375%         7/1/99  (Prere.)         19,600         21,500
Dade County FL Water & Sewer System VRDO                               3.35%         9/4/96  (3)              27,215         27,215
Florida Board of Educ. (Capital Outlay Rev.)                           6.50%         6/1/04                    5,565          6,118
Florida Dept. of General Services                                      6.10%         7/1/97  (2)               6,900          7,024
Florida Municipal Power Agency (St. Lucie Project)                     4.20%        10/1/96  (3)               2,055          2,056
Florida Municipal Power Agency (St. Lucie Project)                     4.40%        10/1/97  (3)               2,230          2,237
Florida Turnpike Auth. Rev.                                            9.50%         7/1/99  (2)               4,000          4,533
Gulf Breeze FL Local Govt. Loan Program VRDO                           3.40%         9/5/96  (3)              10,945         10,945
Hillsborough County FL Aviation Auth. (Tampa Airport)                  3.90%        10/1/96  (3)               7,155          7,155
City of Homestead FL Special Insurance Assessment Rev.                 4.20%         9/1/96  (1)               6,025          6,025
City of Homestead FL Special Insurance Assessment Rev.                 4.20%         9/1/96  (1)(Prere.)         165            165
City of Homestead FL Special Insurance Assessment Rev.                 4.40%         3/1/97  (1)               7,010          7,029
City of Homestead FL Special Insurance Assessment Rev.                 4.40%         3/1/97  (1)(Prere.)         190            191
City of Lakeland FL Electric & Water Rev.                              6.25%        10/1/02  (3)               5,000          5,398
Lee County FL School Board                                             6.00%         8/1/02  (4)               2,750          2,912
Orlando FL Utility Comm. Water & Electric BAN VRDO                     3.35%         9/5/96                   10,400         10,400
Palm Beach County FL Solid Waste Auth. Rev.                            8.00%         7/1/98                    4,000          4,239
Port Everglade FL Port Fac. Rev.                                       7.00%         9/1/97  (4)               2,600          2,675
St. Lucie County FL PCR VRDO (Florida Power & Light Co.)               3.75%         9/4/96                    3,900          3,900
City of Sunrise FL Public Service                                      8.00%        10/1/97  (2)               2,035          2,099
                                                                                                                          ---------
                                                                                                                            136,317
                                                                                                                          ---------
GEORGIA (3.0%)
Burke County GA PCR VRDO (Georgia Power Co.)                           3.70%         9/4/96                    1,600          1,600
Burke County GA PCR VRDO (Georgia Power Co.)                           3.75%         9/5/96                    8,070          8,070
Georgia GO                                                             5.75%         3/1/02                    5,600          5,893
Georgia GO                                                             7.25%         7/1/02                    5,620          6,341
Georgia GO                                                             7.25%         9/1/02                    8,160          9,233
Georgia GO                                                             7.40%         8/1/02                   12,360         14,039
Metropolitan Atlanta GA Rapid Transp. Auth.                            6.35%         7/1/04                    3,560          3,839
Monroe County GA Dev. Auth. (Oglethorpe Power)                         5.10%         1/1/97                    3,880          3,895
                                                                                                                          ---------
                                                                                                                             52,910
                                                                                                                          ---------
HAWAII (1.3%)
Hawaii Airport System Rev.                                             5.10%         7/1/97  (1)               1,855          1,872
Hawaii GO                                                              4.50%         1/1/98                    5,000          5,020
Hawaii GO                                                              4.60%         1/1/97                    5,500          5,515
Hawaii GO                                                              5.00%        11/1/97                    4,000          4,043
Honolulu HI City & County GO                                           4.60%        10/1/99                    6,500          6,533
                                                                                                                          ---------
                                                                                                                             22,983
                                                                                                                          ---------
ILLINOIS (2.9%)
Chicago IL GO                                                          6.25%       10/31/02  (1)               4,250          4,561
Chicago IL Metropolitan Water Reclamation Dist.                        4.70%        12/1/99                    7,710          7,758
Chicago IL Metropolitan Water Reclamation Dist.                        6.80%         1/1/97                    3,400          3,434
Chicago IL Water Rev.                                                  4.70%        11/1/97  (2)               3,250          3,270
Cook County IL GO                                                      4.75%       11/15/97  (3)               5,000          5,037
Dupage County IL Rev. (Storm Water Project)                            6.55%         1/1/02  (Prere.)         10,000         10,987
Illinois GO                                                            6.40%         8/1/01                    5,365          5,686
Illinois Sales Tax Rev.                                                6.90%        6/15/97                    2,000          2,045
Illinois Sales Tax Rev.                                                7.20%        6/15/99  (Prere.)          7,600          8,285
                                                                                                                          ---------
                                                                                                                             51,063
                                                                                                                          ---------
INDIANA (0.8%)
Rockport IN PCR VRDO (AEP Generating Co. Project)                      3.85%         9/4/96  (2)              14,000         14,000
                                                                                                                          ---------
KENTUCKY (1.1%)
Kentucky Dev. Finance Auth. Hosp. Rev.                                 6.10%        11/1/96  (3)               3,105          3,117
Kentucky Property & Building Comm.                                     6.00%        11/1/02                    2,000          2,123
Kentucky Property & Building Comm.                                     6.75%        11/1/99                    9,500         10,118
Kentucky Turnpike Auth.                                                4.30%         7/1/97  (2)               3,150          3,161
                                                                                                                          ---------
                                                                                                                             18,519
                                                                                                                          ---------
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
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                                                                                                                FACE         MARKET
                                                                    INTEREST       MATURITY                   AMOUNT         VALUE*
LIMITED-TERM PORTFOLIO                                                  RATE           DATE                    (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
LOUISIANA (1.3%)
East Baton Rouge Parish of LA VRDO (Exxon Project)                     3.75%         9/4/96                  $ 5,400      $   5,400
Louisiana Recovery Dist. Sales Tax                                     5.50%         7/1/97                    6,000          6,069
New Orleans LA GO                                                      6.50%        10/1/01  (2)              10,655         11,508
                                                                                                                          ---------
                                                                                                                             22,977
                                                                                                                          ---------
MAINE (0.9%)
Maine Health & Higher Educ. (Sebasticook Hosp.)                       10.10%         7/1/01  (Prere.)          4,400          5,472
Maine Municipal Bond Bank                                             4.125%        11/1/97                   10,000          9,999
                                                                                                                          ---------
                                                                                                                             15,471
                                                                                                                          ---------
MARYLAND (0.3%)
Maryland Dept. of Transp.                                              6.70%        8/15/99  (Prere.)          5,000          5,393
                                                                                                                          ---------
Massachusetts (4.8%)
Massachusetts GO                                                       5.80%         8/1/97                    7,000          7,112
Massachusetts GO                                                       6.25%         7/1/02                   12,500         13,386
Massachusetts GO                                                      6.875%         7/1/01  (Prere.)         17,400         19,297
Massachusetts GO                                                       7.00%         7/1/98  LOC               5,000          5,232
Massachusetts GO                                                       9.25%         7/1/00                   10,000         11,586
Massachusetts Turnpike Auth. BAN                                       5.00%         6/1/99                    4,000          4,063
Massachusetts Water Resources Auth.                                    5.80%        7/15/97                    7,145          7,252
Massachusetts Water Resources Auth.                                   6.875%        12/1/01  (Prere.)          9,945         11,096
Massachusetts Water Resources Auth.                                    7.30%         4/1/00  (Prere.)          5,000          5,532
                                                                                                                          ---------
                                                                                                                             84,556
                                                                                                                          ---------
MICHIGAN (6.3%)
Detroit MI GO                                                          5.60%         5/1/00  (2)               7,040          7,263
Detroit MI GO                                                          5.70%         5/1/01  (2)               5,000          5,197
Greater Detroit MI Resource Recovery Auth.                             5.00%       12/13/00  (2)               6,290          6,362
Greater Detroit MI Resource Recovery Auth.                             5.50%       12/13/01  (2)               5,000          5,161
Greater Detroit MI Resource Recovery Auth.                             5.50%       12/13/03  (2)              17,995         18,537
Greater Detroit MI Resource Recovery Auth.                             5.50%       12/13/04  (2)              12,990         13,336
Michigan GO (Environmental Protection Program)                         6.00%        11/1/02                    4,845          5,168
Michigan GO (Recreation Program)                                       6.00%        11/1/00                   11,910         12,563
Michigan GO (Recreation Program)                                       6.00%        11/1/01                    5,910          6,275
Michigan GO Notes                                                      4.00%        9/30/96                   14,000         14,004
Michigan State Building Auth.                                          6.30%        10/1/03  (4)               7,800          8,386
Univ. of Michigan VRDO (Medical Service Plan)                          3.85%         9/4/96                    8,200          8,200
                                                                                                                          ---------
                                                                                                                            110,452
                                                                                                                          ---------
MINNESOTA (0.3%)
Minnesota GO                                                           6.00%         8/1/04                    5,000          5,357
                                                                                                                          ---------

MISSISSIPPI (1.0%)
Jackson County MS Port Fac. VRDO (Chevron USA Project)                 3.75%         9/4/96                   17,500         17,500
                                                                                                                          ---------

MISSOURI (1.1%)
Kansas City MO School Dist. Building Corp.                            10.50%         2/1/99  (3)               7,545          8,560
Missouri Higher Educ. Loan Auth.                                       5.15%        2/15/98                   11,365         11,468
                                                                                                                          ---------
                                                                                                                             20,028
                                                                                                                          ---------
NEBRASKA (0.1%)
Omaha NE Public Power Dist.                                            4.35%         2/1/98                    2,400          2,404
                                                                                                                          ---------

NEVADA (0.7%)
Clark County NV School Dist. GO                                        9.75%         6/1/01  (1)              10,000         12,098
                                                                                                                          ---------

NEW JERSEY (3.1%)
Camden County NJ GO                                                    4.65%         6/1/97  (1)               3,565          3,585
New Jersey Health Care Fac. Finance Auth. Rev.
  (Union Hosp./Mega Care)                                              5.75%         7/1/97                    2,670          2,696
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
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                                                                                                                FACE         MARKET
                                                                    INTEREST       MATURITY                   AMOUNT         VALUE*
                                                                        RATE           DATE                    (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
New Jersey Transp. Trust Fund                                          4.10%        6/15/97                  $11,300      $  11,315
New Jersey Transp. Trust Fund                                          4.40%        6/15/99                   10,000         10,002
New Jersey Turnpike Auth.                                              5.20%         1/1/98                   15,000         15,138
New Jersey Turnpike Auth.                                              6.00%         1/1/98                    8,000          8,153
Passaic Valley NJ Sewer System Rev.                                    5.70%        12/1/03  (2)               3,980          4,179
                                                                                                                          ---------
                                                                                                                             55,068
                                                                                                                          ---------
NEW YORK (11.7%)
Battery Park City NY Auth.                                             7.70%         5/1/99  (Prere.)          5,000          5,505
Erie County NY Water Auth. Waterworks System Rev. VRDO                 3.05%         9/4/96  (2)               2,200          2,200
Municipal Assistance Corp. for New York City NY                        6.00%         7/1/00  (2)              10,000         10,494
Municipal Assistance Corp. for New York City NY                        6.00%         7/1/05  (2)              10,370         11,026
New York City NY GO                                                    5.50%         8/1/98                   15,000         15,242
New York City NY GO                                                    5.60%        8/15/97                   19,170         19,426
New York City NY GO VRDO                                               3.40%         9/4/96  LOC                 600            600
New York City NY GO VRDO                                               3.75%         9/4/96  LOC               1,600          1,600
New York City NY IDA (USTA National Tennis Center Project)             7.75%       11/15/00                    3,125          3,487
New York City NY IDA (USTA National Tennis Center Project)             7.75%       11/15/01                    4,380          4,973
New York City NY IDA (USTA National Tennis Center Project)             7.75%       11/15/02                    3,100          3,571
New York City NY Municipal Water Finance Auth. Water &
  Sewer System Rev. VRDO                                               3.80%         9/4/96  (3)                 400            400
New York State COP                                                     4.50%         2/1/98                    4,985          4,980
New York State COP                                                     4.70%         2/1/99                    4,580          4,569
New York State Dormitory Auth. (City Univ.)                            5.50%         7/1/98                    6,300          6,408
New York State Dormitory Auth. (City Univ.)                            9.00%         7/1/00  (3)              15,515         17,984
New York State Dormitory Auth. (State Univ.)                           7.70%        5/15/00  (Prere.)          6,500          7,308
New York State Environmental Fac. PCR (State Water Revolving Fund)     4.00%        6/15/01                    1,750          1,691
New York State Environmental Fac. PCR (State Water Revolving Fund)     4.10%        6/15/02                    3,000          2,883
New York State Environmental Fac. PCR (State Water Revolving Fund)     4.20%        2/15/03                    3,840          3,680
New York State Environmental Fac. PCR (State Water Revolving Fund)     4.20%        6/15/03                    6,120          5,853
New York State Environmental Fac. PCR (State Water Revolving Fund)     4.30%        6/15/04                    6,025          5,722
New York State Hosp. Finance Agency                                    7.80%        3/15/01  (Prere.)         15,000         17,186
New York State Local Govt. Assistance Corp.                            7.00%         4/1/01  (Prere.)         11,550         12,881
New York State Medical Care Fac. Finance Agency Rev.                  7.875%        8/15/00  (Prere.)          8,000          9,087
New York State Power Auth.                                             7.10%         1/1/99                    6,400          6,741
New York State Thruway Auth. (Highway & Bridge Trust Fund)             6.00%         4/1/02  (1)              11,965         12,685
New York State Urban Dev. Corp. (Correctional Fac.)                    7.50%         1/1/01  (Prere.)          7,100          8,020
                                                                                                                          ---------
                                                                                                                            206,202
                                                                                                                          ---------
NORTH CAROLINA (0.3%)
North Carolina Medical Care Hosp. Rev. VRDO (Duke Univ. Hosp.)         3.45%         9/5/96                      300            300
North Carolina Municipal Power Agency (Catawba Electric)               5.10%         1/1/98                    3,980          4,010
                                                                                                                          ---------
                                                                                                                              4,310
                                                                                                                          ---------
OHIO (2.2%)
Hamilton County OH Hosp. Fac. VRDO (Bethesda Hosp.)                    3.45%         9/5/96  LOC               3,000          3,000
Ohio Air Quality Dev. Auth. VRDO (Cincinnati Gas & Electric)           3.75%         9/4/96  LOC               9,700          9,700
Ohio Building Auth. (Correctional Fac.)                                7.00%         9/1/00                    4,000          4,090
Ohio Public Fac. Comm. (Higher Educ.)                                  4.40%        12/1/96                    7,000          7,009
Ohio Public Fac. Comm. (Higher Educ.)                                  6.50%        12/1/97                    2,950          3,034
Ohio Water Dev. Auth.                                                  4.60%        12/1/96                    5,000          5,009
Ohio Water Dev. Auth.                                                  4.90%         6/1/97                    4,085          4,113
Ohio Water Dev. Auth.                                                  4.90%        12/1/97                    3,455          3,485
                                                                                                                          ---------
                                                                                                                             39,440
                                                                                                                          ---------
OKLAHOMA (1.2%)
Grand River Dam Auth. OK                                               4.90%         6/1/98                   17,500         17,686
Grand River Dam Auth. OK                                               6.30%         6/1/97                    3,450          3,510
                                                                                                                          ---------
                                                                                                                             21,196
                                                                                                                          ---------
OREGON (0.3%)
Oregon Veterans Welfare Program VRDO                                   3.45%         9/4/96  LOC               5,100          5,100
                                                                                                                          ---------





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
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                                                                                                                FACE         MARKET
                                                                    INTEREST       MATURITY                   AMOUNT         VALUE*
LIMITED-TERM PORTFOLIO                                                  RATE           DATE                    (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA (7.4%)
Allegheny County PA Hosp. Dev. Auth. VRDO (Allegheny Hosp.)            3.40%         9/4/96                  $ 4,800      $   4,800
Northumberland County PA Auth. Commonwealth Lease Rev.                 6.00%       10/15/96  (1)               4,960          4,973
Pennsylvania Convention Center Auth. Rev.                              5.75%         9/1/99                   16,450         16,617
Pennsylvania GO                                                        5.00%         7/1/97                    3,930          3,963
Pennsylvania GO                                                        5.00%         5/1/00                    6,210          6,293
Pennsylvania GO                                                        5.40%         7/1/00                    4,000          4,111
Pennsylvania GO                                                        6.00%        9/15/97                    5,885          5,997
Pennsylvania Higher Educ. Fac. Health Services
  (Allegheny/Delaware Valley)                                          5.00%       11/15/02  (1)               7,990          8,032
Pennsylvania Intergovernmental Cooperation Auth.                       5.40%        6/15/97  (3)               4,000          4,046
Philadelphia PA GO                                                     6.00%       11/15/99  (3)               8,505          8,871
Philadelphia PA GO                                                     6.00%       11/15/00  (3)              13,000         13,658
Philadelphia PA Municipal Lease                                        5.25%        7/15/98                    3,215          3,239
Philadelphia PA School Dist. GO                                        4.70%         7/1/99  (1)              14,000         14,069
Philadelphia PA School Dist. GO                                        6.60%         7/1/98  (2)               3,000          3,121
Philadelphia PA Water & Sewer                                          6.90%        10/1/99  (Prere.)         15,000         16,324
Philadelphia PA Water & Wastewater Rev.                                6.25%         8/1/02  (1)               5,450          5,835
Sayre PA Health Care Fac. Auth. VRDO                                   3.35%         9/4/96  (2)               7,050          7,050
                                                                                                                          ---------
                                                                                                                            130,999
                                                                                                                          ---------
PUERTO RICO (0.3%)
Puerto Rico Electric Power Auth. Rev.                                  6.00%         7/1/03  (1)               5,000          5,358
Rhode Island (1.5%)
Rhode Island Consolidated Capital Dev. Loan GO                         6.00%        5/15/97                    4,215          4,274
Rhode Island Consolidated Capital Dev. Loan GO                         6.00%         8/1/03  (1)               9,665         10,276
Rhode Island Consolidated Capital Dev. Loan GO                         6.00%         8/1/04  (1)              11,345         12,071
                                                                                                                          ---------
                                                                                                                             26,621
                                                                                                                          ---------
SOUTH CAROLINA (0.2%)
Piedmont SC Municipal Power Agency                                     4.90%         1/1/97                    3,350          3,360
                                                                                                                          ---------
TEXAS (10.7%)
Anderson County TX (Coffield Prison Farm Project)                      8.00%        3/15/97  (2)               4,135          4,226
Austin TX Combined Utilities System Rev.                               4.00%       11/15/96                    7,820          7,822
Austin TX Combined Utilities System Rev.                               9.75%        5/15/97  (1)               2,835          2,948
Austin TX Combined Utilities System Rev.                               9.75%        5/15/97  (1)(Prere.)       1,165          1,212
Austin TX Combined Utilities System Rev.                              10.00%        5/15/00  (Prere.)          5,000          5,897
Austin TX Combined Utilities System Rev.                              11.00%       11/15/96                      970            984
Austin TX Combined Utilities System Rev.                              11.00%       11/15/96  (ETM)               200            203
Corpus Christi TX Utilities System Rev.                                6.30%        7/15/97  (3)               2,460          2,509
Dallas-Fort Worth TX Regional Airport                                  3.75%        11/1/96  (1)               4,000          3,999
Dallas-Fort Worth TX Regional Airport                                  4.00%        11/1/97  (1)               9,000          8,979
Dallas TX Waterworks & Sewer System                                    5.90%        10/1/97                    7,265          7,402
Gulf Coast Waste Disposal Auth. PCR VRDO (Amoco Oil Project)           3.75%         9/4/96                   14,700         14,700
Harris County TX Flood Control Dist. GO                                5.50%        10/1/00                    3,000          3,103
Harris County TX Health Fac. Dev. Corp. VRDO (Methodist Hosp.)         3.75%         9/4/96                    1,600          1,600
Harris County TX Toll Road Refunding GO                                5.50%        10/1/00                    2,645          2,736
Harris County TX Toll Road Refunding GO                                5.60%        10/1/97                   10,000         10,160
Harris County TX Toll Road VRDO                                        3.40%         9/4/96                    4,400          4,400
Houston TX Hotel Occupancy Tax Rev.                                    6.00%         7/1/00  (4)               4,250          4,439
Houston TX Hotel Occupancy Tax Rev.                                    6.00%         7/1/01  (4)               4,000          4,201
Houston TX Hotel Occupancy Tax Rev.                                    6.00%         7/1/02  (4)               2,250          2,372
Houston TX Independent School Dist.                                    6.40%        8/15/01  (Prere.)          4,095          4,401
Houston TX Public Improvement                                          5.25%         3/1/98                    5,000          5,074
Houston TX Water & Sewer System                                        4.65%        12/1/96                   11,315         11,336
Houston TX Water & Sewer System                                        4.90%        12/1/97                    5,000          5,044
Houston TX Water & Sewer System                                        5.40%        12/1/00                    8,000          8,213
Houston TX Water & Sewer System                                        5.70%        12/1/97  (2)               7,000          7,137





                                       18
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
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                FACE         MARKET
                                                                    INTEREST       MATURITY                   AMOUNT         VALUE*
                                                                        RATE           DATE                    (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
San Antonio TX Electric & Gas Rev.                                     6.75%         2/1/97                  $ 2,000     $    2,024
San Antonio TX GO                                                      5.40%         8/1/04                    7,495          7,666
Texas A&M Univ. Rev.                                                   6.90%        8/15/97                    5,425          5,570
Texas GO                                                              4.625%        10/1/97                    2,700          2,716
Texas Municipal Power Agency Rev.                                      5.80%         9/1/03  (1)               6,750          7,097
Texas Municipal Power Agency Rev.                                      6.40%         9/1/98  (3)               3,000          3,118
Texas TRAN                                                             4.75%        8/29/97                   25,000         25,199
                                                                                                                         ----------
                                                                                                                            188,487
                                                                                                                         ----------
UTAH (0.1%)
Emery County UT PCR VRDO (PacifiCorp Project)                          3.80%         9/4/96  (2)               1,000          1,000
                                                                                                                         ----------

VIRGINIA (0.4%)
Virginia Public School Auth.                                           4.00%         1/1/97                    2,500          2,501
Virginia Public School Auth.                                           4.25%         1/1/98                    5,250          5,252
                                                                                                                         ----------
                                                                                                                              7,753
                                                                                                                         ----------
WASHINGTON (3.4%)
Renton WA School Dist. GO (King County)                                5.50%        12/1/96                    6,000          6,024
Washington GO                                                          5.30%         9/1/99                    5,000          5,118
Washington GO                                                          6.10%         9/1/00                    5,000          5,271
Washington GO                                                          6.30%         9/1/02                    4,700          5,047
Washington GO                                                          6.75%         6/1/01  (Prere.)         20,000         21,682
Washington GO                                                          7.00%        10/1/99                    7,555          8,089
Washington Health Care Fac. Auth. (Sisters of Providence)              6.00%        10/1/00  (2)               3,030          3,173
Washington Health Care Fac. Auth. (Sisters of Providence)              6.00%        10/1/01  (2)               4,735          4,984
                                                                                                                         ----------
                                                                                                                             59,388
                                                                                                                         ----------
WEST VIRGINIA (0.1%)
Cabell WV Board of Educ.                                               8.00%         5/1/97  (1)               2,120          2,177
                                                                                                                         ----------
WISCONSIN (2.8%)
Wisconsin GO                                                          4.125%        11/1/98                   33,625         33,544
Wisconsin GO                                                           6.00%         5/1/03                   14,055         14,966
                                                                                                                         ----------
                                                                                                                             48,510
                                                                                                                         ----------
WYOMING (0.8%)
Kemmerer WY PCR VRDO (Exxon Project)                                   3.75%         9/4/96                    2,800          2,800
Lincoln County WY PCR VRDO (Exxon Project)                             3.75%         9/4/96                    2,100          2,100
Platte County WY PCR                                                   4.20%         1/1/99                    3,370          3,331
Platte County WY PCR                                                   4.40%         1/1/00                    3,945          3,894
Sublette County WY VRDO (Exxon Project)                                3.75%         9/4/96                    2,200          2,200
                                                                                                                         ----------
                                                                                                                             14,325
                                                                                                                         ----------
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (COST $1,754,803)                                                                                   1,764,152
-----------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.2%)
-----------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                         26,779
Liabilities                                                                                                                 (30,356)
                                                                                                                         ----------
                                                                                                                             (3,577)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------------------------------------------------------
Applicable to 165,809,949 outstanding $.001 par value shares
  (authorized 250,000,000 shares)                                                                                        $1,760,575
===================================================================================================================================
NET ASSET VALUE PER SHARE                                                                                                    $10.62
===================================================================================================================================

*See Note A in Notes to Financial Statements.
For key to abbreviations and other references, see page 50.





                                       19
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
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              AMOUNT            PER
LIMITED-TERM PORTFOLIO                                                                                         (000)          SHARE
-----------------------------------------------------------------------------------------------------------------------------------
AT AUGUST 31, 1996, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                           $1,758,803         $10.61
Undistributed Net Investment Income                                                                               --             --
Accumulated Net Realized Losses--Note E                                                                       (5,111)          (.03)
Unrealized Appreciation (Depreciation)--Note F:
  Investment Securities                                                                                        9,349            .06
  Futures Contracts                                                                                           (2,466)          (.02)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                $1,760,575         $10.62
===================================================================================================================================





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
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                FACE         MARKET
                                                                    INTEREST       MATURITY                   AMOUNT         VALUE*
INTERMEDIATE-TERM PORTFOLIO                                             RATE           DATE                    (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.1%)
-----------------------------------------------------------------------------------------------------------------------------------
ALABAMA (0.1%)
Columbia AL IDA PCR VRDO (Alabama Power Co. Project)                   3.85%         9/4/96                  $ 3,400      $   3,400
Univ. of Southern Alabama Hosp.                                        7.00%        5/15/04  (2)               3,250          3,507
                                                                                                                          ---------
                                                                                                                              6,907
                                                                                                                          ---------
ALASKA (0.7%)
Alaska Housing Finance Corp. VRDO                                      3.45%         9/4/96                   35,400         35,400
Anchorage AK Electric Rev.                                             8.00%        12/1/11  (1)               5,395          6,717
Valdez AK Marine Terminal VRDO (Exxon Pipeline Project)                3.75%         9/4/96                    1,500          1,500
                                                                                                                          ---------
                                                                                                                             43,617
                                                                                                                          ---------
ARIZONA (2.1%)
Arizona Transp. Board Highway Rev.                                     8.75%         7/1/03                   10,000         12,252
Arizona Transp. Board-Maricopa County Regional Area                    6.00%         7/1/05  (2)              18,885         20,191
Maricopa County AZ COP                                                 6.00%         6/1/04                    5,275          5,382
Maricopa County AZ (Samaritan Health Service)                          7.15%        12/1/04  (1)               9,900         11,331
Maricopa County AZ (Samaritan Health Service)                          7.15%        12/1/05  (1)               6,080          6,909
Maricopa County AZ PCR VRDO (Arizona Public Service)                   3.75%         9/4/96  LOC              10,500         10,500
Mesa AZ GO                                                             5.70%         7/1/08  (1)               5,600          5,705
Phoenix AZ Highway Rev.                                                9.25%         7/1/07                    4,000          5,333
Salt River AZ Project Agricultural Improvement & Power Dist.           6.00%         1/1/07                    3,515          3,726
Salt River AZ Project Agricultural Improvement & Power Dist. CP        3.60%         9/9/96                   10,415         10,415
Tucson AZ Unified School Dist.                                         7.50%         7/1/06  (3)               8,840         10,509
Tucson AZ Unified School Dist.                                         7.50%         7/1/07  (3)               9,125         10,880
Tucson AZ Unified School Dist.                                         7.50%         7/1/08  (3)               8,060          9,639
                                                                                                                          ---------
                                                                                                                            122,772
                                                                                                                          ---------
CALIFORNIA (10.7%)
California Dept. of Water (Central Valley Project)                     8.25%        12/1/03                    5,290          6,382
California Dept. of Water (Central Valley Project)                     8.25%        12/1/04                    5,545          6,776
California GO                                                          5.70%         8/1/07                   17,500         18,007
California GO                                                          5.75%         8/1/08  (3)              15,000         15,387
California GO                                                          6.40%         2/1/06  (1)               4,500          4,933
California GO                                                          7.00%        10/1/05  (1)               5,000          5,711
California GO                                                         11.00%         3/1/06                   13,185         18,874
California Health Fac. Finance Auth. (Catholic Healthcare West)        6.25%         7/1/04  (1)               4,515          4,889
California Health Fac. Finance Auth. (Catholic Healthcare West)        6.25%         7/1/05  (1)               5,875          6,350
California Health Fac. Finance Auth. (Catholic Healthcare West)        6.25%         7/1/06  (1)               5,395          5,822
California Health Fac. Finance Auth. (Catholic Healthcare West)        6.25%         7/1/07  (1)               5,290          5,677
California Health Fac. Finance Auth. (Sisters of Providence)           6.00%        10/1/02                    3,865          4,087
California Health Fac. Finance Auth. (Sisters of Providence)           6.00%        10/1/03                    4,095          4,337
California Health Fac. Finance Auth. (Sisters of Providence)           6.00%        10/1/04                    4,340          4,596
California Higher Educ. Loan Auth. Student Loan Rev. VRDO              3.40%         9/4/96  LOC               1,500          1,500
California Public Works Board (Dept. of Corrections)                   6.00%         1/1/06  (2)               7,325          7,815
California Public Works Board (Dept. of Corrections)                   6.00%         1/1/08  (2)              14,865         15,703
California Public Works Board (Dept. of Corrections)                   7.00%         9/1/00  (Prere.)          7,400          8,201
California Public Works Board (Univ. of California)                    6.10%        12/1/05  (2)               6,515          6,991
California Public Works Board (Univ. of California)                    6.20%        12/1/06  (2)               3,320          3,576
California RAN                                                         4.50%        6/30/97                   20,000         20,110
Clovis CA Unified School Dist. GO                                      0.00%         8/1/00                    7,000          5,835
Clovis CA Unified School Dist. GO                                      0.00%         8/1/01                   11,180          8,814
East Bay CA Municipal Utility Dist. Rev.                               6.00%         6/1/03  (3)               2,950          3,154
Foothill CA Eastern Transp. Corridor Agency Toll Rev. VRDO             3.20%         9/5/96  LOC                 900            900
Fresno CA Sewer Rev.                                                   6.25%         9/1/14  (2)              12,000         12,863
Kern County CA Public Fac. Project VRDO                                3.25%         9/4/96  LOC                 450            450
Kern County CA TRAN                                                    4.50%        10/2/97                    8,000          8,040
Long Beach CA Financing Auth. Rev.                                     6.00%        11/1/07  (2)               3,070          3,284
Long Beach CA Harbor Rev.                                              7.10%        5/15/99                    2,900          3,093
Long Beach CA Harbor Rev.                                              7.15%        5/15/00                   10,000         10,859
Long Beach CA Harbor Rev.                                              7.20%        5/15/01                    2,000          2,209
Los Angeles CA COP                                                     7.50%         6/1/98  (Prere.)          3,950          4,240





                                       21
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
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                FACE         MARKET
                                                                    INTEREST       MATURITY                   AMOUNT         VALUE*
INTERMEDIATE-TERM PORTFOLIO                                             RATE           DATE                    (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
Los Angeles CA COP                                                     7.60%         6/1/98  (Prere.)        $ 3,995      $   4,295
Los Angeles CA Unified School Dist. TRAN                               4.50%        9/30/97                   11,000         11,055
Los Angeles County CA TRAN                                             4.50%        6/30/97  LOC              18,000         18,093
Los Angeles County CA Transp. Auth. Sales Tax Rev.                     8.00%         7/1/01  (2)               6,365          7,267
Los Angeles County CA Transp. Auth. Sales Tax Rev.                     8.00%         7/1/02  (2)               3,915          4,548
Los Angeles County CA Transp. Comm. Sales Tax Rev.                     6.50%         7/1/10                   51,070         56,229
Metropolitan Water Dist. of Southern California                        7.75%         7/1/01  (Prere.)         18,085         20,793
Northern California Power Agency (Hydroelectric Project)               6.10%         7/1/05  (1)               5,575          6,008
Northern California Power Agency (Hydroelectric Project)               6.20%         7/1/06  (1)               5,940          6,464
Northern California Power Agency (Hydroelectric Project)               6.25%         7/1/07  (1)               6,685          7,278
Oakland CA Redev. Agency (Central Dist. Project)                       5.75%         2/1/04  (2)               1,535          1,616
Oakland CA Redev. Agency (Central Dist. Project)                       5.90%         2/1/05  (2)               4,870          5,169
Oakland CA Redev. Agency (Central Dist. Project)                       6.00%         2/1/07  (2)               3,360          3,582
Orange County CA Sanitation Dist. VRDO                                 3.75%         9/4/96  LOC               2,000          2,000
Poway CA Redev. Agency (Paguay Project)                               7.125%       12/15/04  (3)               4,840          5,552
Sacramento CA Municipal Utility Dist. Electric Rev.                    6.60%         2/1/97                    4,000          4,044
Sacramento County CA TRAN                                              4.50%        9/30/97                   23,715         23,855
San Bernardino CA COP                                                  5.75%         8/1/06  (1)               3,300          3,434
San Bernardino CA COP                                                  5.75%         8/1/07  (1)               3,420          3,540
San Bernardino CA COP                                                  6.75%         8/1/10  (Prere.)         11,385         12,644
San Bernardino CA COP                                                  7.00%         8/1/08  (1)               9,045         10,313
San Bernardino CA COP                                                  7.00%         8/1/09  (1)               9,705         11,028
San Bernardino CA COP                                                  7.00%         8/1/10  (1)              10,525         11,947
San Diego CA Area Local Govt. COP Pooled TRAN                          4.75%        10/1/97  (4)              14,000         14,098
San Diego CA Unified School Dist. TRAN                                 4.75%        10/1/97                   47,600         47,956
San Diego County CA Regional Transp. Auth. Sales Tax Rev.              5.00%         4/1/07  (3)              12,730         12,504
San Diego County CA Regional Transp. Auth. Sales Tax Rev.              7.00%         4/1/01  (Prere.)          3,220          3,597
San Diego County CA Regional Transp. Auth. Sales Tax Rev.              7.00%         4/1/06                    1,780          1,885
San Diego County CA TRAN                                              4.375%        9/30/97  LOC              34,700         34,850
San Diego County CA Water Rev. COP                                     5.40%         5/1/03                    5,000          5,172
San Diego County CA Water Rev. COP                                     5.50%         5/1/04                    5,000          5,193
San Diego County CA Water Rev. COP                                     5.50%         5/1/05                    4,245          4,395
Southern California Public Power Auth.                                 6.75%         7/1/99                    6,190          6,545
Southern California Rapid Transit Dist. Rev.                           5.70%         9/1/04  (2)              14,040         14,786
Univ. of California Rev.                                              10.00%         9/1/03  (2)               3,790          4,914
                                                                                                                          ---------
                                                                                                                            636,114
                                                                                                                          ---------
COLORADO (0.5%)
Colorado Health Fac. Auth. (Sisters of Charity Health System Inc.)     8.50%        5/15/04  (1)              17,500         21,389
Denver CO City & County School Dist.                                   6.95%       12/15/00  (3)               9,250         10,014
                                                                                                                          ---------
                                                                                                                             31,403
                                                                                                                          ---------
CONNECTICUT (2.7%)
Connecticut Dev. Auth. PCR VRDO (Connecticut Power and Light)          3.40%         9/4/96  LOC               5,350          5,350
Connecticut GO                                                         5.30%       11/15/06                   16,940         17,000
Connecticut GO                                                         5.40%       11/15/07                   24,010         24,181
Connecticut GO                                                         6.00%        10/1/04                    5,660          6,048
Connecticut Resource Recovery Auth. (Bridgeport Resco)                 8.40%         1/1/99                    4,950          5,065
Connecticut Special Tax Obligation Rev.                                4.80%        10/1/05  (3)               9,085          8,914
Connecticut Special Tax Obligation Rev.                               5.125%         9/1/05                   11,575         11,604
Connecticut Special Tax Obligation Rev.                                5.25%         9/1/06                   42,550         42,823
Connecticut Special Tax Obligation Rev.                               7.125%         6/1/10                   12,000         13,888
Connecticut Special Tax Obligation Rev.                                7.75%         6/1/00                   11,300         12,505
Connecticut State 2nd Lien Special Tax Obligation Transp.
  Infrastructure Purpose VRDO                                          3.35%         9/4/96  LOC              10,400         10,400
South Central CT Regional Water Auth. Water System Rev.                5.75%         8/1/06                    3,900          4,051
                                                                                                                          ---------
                                                                                                                            161,829
                                                                                                                          ---------
DELAWARE (0.3%)
Delaware Transp. Auth. Rev.                                           5.625%         7/1/06  (1)              11,420         11,728
Delaware Transp. Auth. Rev.                                            5.80%         7/1/08                    7,545          7,719
                                                                                                                          ---------
                                                                                                                             19,447
                                                                                                                          ---------





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
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                FACE         MARKET
                                                                    INTEREST       MATURITY                   AMOUNT         VALUE*
                                                                        RATE           DATE                    (000)         (000)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRICT OF COLUMBIA (1.1%)
District of Columbia GO                                                5.50%         6/1/06  (4)             $ 6,205      $   6,204
District of Columbia GO                                                6.10%         6/1/11  (1)               7,000          7,086
District of Columbia GO                                                6.30%         6/1/08  (1)              15,000         15,547
District of Columbia GO                                                7.50%         6/1/99  (2)(Prere.)      17,875         19,612
District of Columbia GO                                                7.75%         6/1/97  (5)(Prere.)       5,000          5,215
District of Columbia Hosp. Rev. (Medlantic Health Group)               6.00%        8/15/07  (1)               2,985          3,112
District of Columbia Hosp. Rev. (Medlantic Health Group)               6.00%        8/15/08  (1)               3,160          3,275
District of Columbia Hosp. Rev. (Medlantic Health Group)               6.00%        8/15/10  (1)               2,555          2,613
District of Columbia Hosp. Rev. (Medlantic Health Group)               6.00%        8/15/12  (1)               2,995          3,038
                                                                                                                          ---------
                                                                                                                             65,702
                                                                                                                          ---------
FLORIDA (3.5%)
Broward County FL School Dist. GO                                      5.30%        2/15/04                    3,295          3,366
Broward County FL School Dist. GO                                      5.40%        2/15/05                    5,000          5,119
Broward County FL School Dist. GO                                      5.50%        2/15/06                   10,080         10,319
Dade County FL Solid Waste System                                      7.00%        10/1/01                    6,240          6,379
Dade County FL Water & Sewer Rev. VRDO                                 3.35%         9/4/96  (3)              15,595         15,595
Florida Board of Educ. (Capital Outlay Rev.)                           4.70%         6/1/07                    3,580          3,383
Florida Board of Educ. (Capital Outlay Rev.)                           4.90%         6/1/08                    6,905          6,601
Florida Board of Educ. (Capital Outlay Rev.)                           5.00%         6/1/09                    3,620          3,452
Florida Board of Educ. (Capital Outlay Rev.)                           6.50%         6/1/05                    5,940          6,547
Florida Dept. of General Services                                      6.25%         7/1/06                    5,600          5,957
Florida School Board Assn. (Orange County)                             6.90%         7/1/99  (2)              12,450         13,163
Florida School Board Assn. (Orange County)                             7.00%         7/1/00  (2)              13,820         14,913
Gulf Breeze FL Local Govt. Loan Program VRDO                           3.40%         9/5/96  (3)              15,000         15,000
Hillsborough County FL IDA PCR VRDO (Tampa Electric Co.)               3.75%         9/4/96                    8,550          8,550
Hillsborough County FL School Dist. GO                                 7.10%        8/15/03                   23,665         26,215
City of Lakeland FL Electric & Water Rev.                              6.25%        10/1/03  (3)               6,465          7,010
City of Lakeland FL Electric & Water Rev.                              6.50%        10/1/06  (3)               5,300          5,870
Lee County FL School Board                                             6.00%         8/1/05  (4)               4,975          5,278
Orlando FL Utilities Comm. Water & Electric Rev. BAN VRDO              3.35%         9/5/96                   31,595         31,595
Palm Beach County FL School Board                                      6.00%         8/1/05  (2)               6,115          6,537
Palm Beach County FL School Board                                      6.00%         8/1/06  (2)               6,480          6,919
                                                                                                                          ---------
                                                                                                                            207,768
                                                                                                                          ---------
GEORGIA (4.8%)
Burke County GA PCR (Oglethorpe Power Corp.)                           4.50%         1/1/02  (2)               7,375          7,272
Burke County GA PCR (Oglethorpe Power Corp.)                           4.60%         1/1/03  (2)               9,955          9,793
Burke County GA PCR (Oglethorpe Power Corp.)                           4.70%         1/1/04  (2)              13,160         12,908
Burke County GA PCR VRDO (Oglethorpe Power Corp.)                      3.35%         9/4/96  (3)               8,300          8,300
Burke County GA PCR VRDO (Georgia Power Co.)                           3.70%         9/4/96                   18,550         18,550
Burke County GA PCR VRDO (Georgia Power Co.)                           3.75%         9/5/96                   11,300         11,300
Burke County GA PCR VRDO (Georgia Power Co.)                           3.85%         9/5/96                   23,000         23,000
Fulton County GA School Dist.                                         6.375%         5/1/10                   15,000         16,415
Georgia GO                                                             6.00%         7/1/04                    5,000          5,364
Georgia GO                                                             6.25%         9/1/08                    6,490          7,087
Georgia GO                                                             6.30%         3/1/07                   15,000         16,411
Georgia GO                                                             6.50%         8/1/01                    3,230          3,502
Georgia GO                                                             6.75%         9/1/10                    8,000          9,068
Georgia GO                                                             6.80%         8/1/02                    8,000          8,865
Georgia GO                                                             7.00%        11/1/05                   15,670         17,939
Georgia GO                                                             7.00%        11/1/06                   16,780         19,341
Georgia GO                                                             7.00%        11/1/07                   17,960         20,787
Georgia GO                                                             7.10%         9/1/09                    3,400          3,965
Georgia GO                                                             7.25%         9/1/06                    5,860          6,858
Georgia GO                                                             7.40%         8/1/07                   11,200         13,266
Georgia GO                                                             7.50%         4/1/01                    5,500          6,150
Monroe County GA Dev. Auth. (Oglethorpe Power Corp.)                   6.65%         1/1/08                    9,220         10,121
Municipal Electric Power Auth. of Georgia                              6.30%         1/1/05                   12,775         13,697
Municipal Electric Power Auth. of Georgia                              8.00%         1/1/98  (Prere.)          9,505         10,164
Municipal Electric Power Auth. of Georgia                              8.10%         1/1/03                    2,320          2,484
                                                                                                                          ---------
                                                                                                                            282,607
                                                                                                                          ---------
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
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                                                                                                                FACE         MARKET
                                                                    INTEREST       MATURITY                   AMOUNT         VALUE*
INTERMEDIATE-TERM PORTFOLIO                                             RATE           DATE                    (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
HAWAII (2.8%)
Hawaii Airport System Rev.                                             5.40%         7/1/02  (1)             $ 7,855      $   8,072
Hawaii Airport System Rev.                                             5.85%         7/1/02  (1)               7,830          8,242
Hawaii Airport System Rev.                                             5.95%         7/1/03  (1)               2,590          2,745
Hawaii Airport System Rev.                                             6.05%         7/1/04  (1)               3,145          3,355
Hawaii Airport System Rev.                                             6.15%         7/1/05  (1)              10,735         11,520
Hawaii Airport System Rev.                                             6.25%         7/1/06                    5,000          5,453
Hawaii GO                                                              5.00%        11/1/97                    4,000          4,043
Hawaii GO                                                              5.00%        11/1/99                   20,000         20,338
Hawaii GO                                                              5.00%         2/1/04                   10,000         10,024
Hawaii GO                                                              5.00%         2/1/05                    6,650          6,623
Hawaii GO                                                             5.125%         2/1/06                   11,605         11,574
Hawaii GO                                                              5.50%         7/1/01                    6,500          6,739
Hawaii GO                                                              6.40%         3/1/07                    5,555          6,118
Honolulu HI City & County GO                                           5.75%         1/1/06                    8,825          9,200
Honolulu HI City & County GO                                           6.00%         1/1/08                    5,000          5,313
Honolulu HI City & County GO                                           6.30%         3/1/10                    4,830          5,062
Honolulu HI City & County GO                                           8.00%        10/1/09                   30,560         37,978
                                                                                                                          ---------
                                                                                                                            162,399
                                                                                                                          ---------
ILLINOIS (6.8%)
Chicago IL Metropolitan Sanitation Dist.                               8.75%         1/1/00  (Prere.)          2,980          3,355
Chicago IL Metropolitan Water Reclamation Dist.                        5.85%        12/1/03                    6,355          6,714
Chicago IL Metropolitan Water Reclamation Dist.                        5.90%        12/1/06                    4,450          4,695
Chicago IL Metropolitan Water Reclamation Dist.                        5.95%        12/1/07                    7,200          7,633
Chicago IL Metropolitan Water Reclamation Dist.                        6.00%        12/1/08                    9,900         10,509
Chicago IL Metropolitan Water Reclamation Dist.                        6.05%        12/1/09                    3,000          3,177
Chicago IL Metropolitan Water Reclamation Dist.                        6.10%        12/1/06                    5,300          5,638
Chicago IL Metropolitan Water Reclamation Dist.                        6.25%        12/1/08                   15,000         15,929
Chicago IL Metropolitan Water Reclamation Dist.                        6.50%        12/1/07                   10,000         10,971
Chicago IL Public Building Comm. Rev.                                  7.50%         1/1/02  (1)               2,500          2,723
Chicago IL Public Building Comm. Rev.                                  7.60%         1/1/03  (1)               2,500          2,715
Chicago IL Public Building Comm. Rev.                                  7.70%         1/1/08  (1)(ETM)          4,000          4,187
Chicago IL School Finance Auth.                                        4.40%         6/1/98  (1)               5,000          4,999
Chicago IL School Finance Auth.                                        4.90%         6/1/02  (3)              10,000          9,970
Chicago IL School Finance Auth.                                        5.00%         6/1/03  (3)              25,190         25,103
Chicago IL School Finance Auth.                                        5.10%         6/1/04  (3)              26,155         26,054
Chicago IL School Finance Auth.                                        5.20%         6/1/05  (3)               3,000          2,986
Chicago IL School Finance Auth.                                       5.375%         6/1/08  (3)               9,500          9,305
Chicago IL School Finance Auth.                                        6.00%         6/1/01  (3)               8,305          8,698
Chicago IL School Finance Auth.                                        6.10%         6/1/02  (3)              11,945         12,606
Chicago IL Water Rev.                                                  5.50%        11/1/03  (2)               5,000          5,149
Cook County IL GO                                                      4.60%       11/15/00  (1)               5,360          5,360
Cook County IL GO                                                      5.75%       11/15/03  (3)               5,000          5,255
Cook County IL GO                                                      5.80%       11/15/04                   10,000         10,531
Cook County IL GO                                                      6.60%        11/1/03  (2)               4,785          5,269
Cook County IL GO                                                      6.75%        11/1/01  (2)               3,000          3,317
Illinois GO                                                           5.125%        12/1/97  (3)              20,000         20,244
Illinois GO                                                           5.125%        12/1/02  (3)               5,025          5,112
Illinois GO                                                            6.25%        10/1/05                    6,000          6,403
Illinois Health Fac. Auth. (Lutheran General Health Systems)           7.25%         4/1/99  (Prere.)          1,675          1,773
Illinois Health Fac. Auth. (Lutheran General Health Systems)           7.25%         4/1/00                    7,470          7,962
Illinois Health Fac. Auth. (Univ. of Chicago Hosp.) VRDO               3.40%         9/4/96  (1)                 700            700
Illinois Housing Dev. Auth. VRDO (Illinois Center Apartments)          3.70%         9/4/96  LOC              33,755         33,755
Illinois Regional Transp. Auth.                                        9.00%         6/1/05  (2)               5,220          6,621
Illinois Regional Transp. Auth.                                        9.00%         6/1/08  (2)               6,840          8,968
Illinois Regional Transp. Auth.                                        9.00%         6/1/09  (2)               4,255          5,611
Illinois Sales Tax Rev.                                                6.50%        6/15/13                    5,000          5,422
Illinois Toll Highway Auth. VRDO                                       3.35%         9/4/96  (1) LOC          32,800         32,800
Metropolitan Pier & Exposition Auth. IL                                6.50%         6/1/06                   11,885         12,781
Metropolitan Pier & Exposition Auth. IL                                6.75%         6/1/10                   25,000         27,502
Metropolitan Pier & Exposition Auth. IL                                7.25%        6/15/05                   15,000         16,904
                                                                                                                          ---------
                                                                                                                            405,406
                                                                                                                          ---------
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
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                                                                                                                FACE         MARKET
                                                                    INTEREST       MATURITY                   AMOUNT         VALUE*
                                                                        RATE           DATE                    (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
INDIANA (1.4%)
East Allen IN County Schools TAW                                       4.00%       12/31/96                  $ 6,900      $   6,903
East Chicago IN School Building Corp.                                 11.75%         2/1/99  (Prere.)          5,000          5,772
Indiana Educ. Fac. Auth. VRDO (Univ. of Notre Dame)                    3.50%         9/5/96                   16,600         16,600
Indiana Municipal Power Agency                                        5.875%         1/1/10  (1)               4,500          4,649
Indiana State Office Building Comm. Rev.                               6.65%         7/1/01                    4,500          4,771
Indiana State Office Building Comm. Rev.                               6.70%         7/1/02                    5,290          5,634
Indiana Univ. Student Fee Bonds                                        6.80%         8/1/04                   25,000         27,366
Indiana Univ. Student Fee Bonds                                        7.00%         8/1/06                    5,845          6,418
Rockport IN PCR VRDO (AEP Generating Co. Project)                      3.80%         9/4/96  (2)               2,100          2,100
                                                                                                                          ---------
                                                                                                                             80,213
                                                                                                                          ---------
KENTUCKY (1.3%)
Kentucky Dev. Finance Auth. (St. Elizabeth Medical Center)            6.625%        11/1/04  (3)              20,025         21,689
Kentucky Dev. Finance Auth. (Sisters of Charity)                       6.60%        11/1/06                    5,000          5,291
Kentucky Property & Buildings Rev.                                     5.25%        11/1/08                    2,500          2,451
Kentucky Property & Buildings Rev.                                     5.50%         9/1/03                    8,000          8,272
Kentucky Property & Buildings Rev.                                     5.60%         9/1/04                    3,000          3,114
Kentucky Property & Buildings Rev.                                     5.70%         9/1/05                    7,350          7,627
Kentucky Property & Buildings Rev.                                    6.875%         8/1/06                   10,400         11,524
Kentucky Turnpike Auth. Resource Recovery Road Rev.                    8.00%         7/1/03                   14,750         15,482
Kentucky Turnpike Auth. Resource Recovery Road Rev.                  13.125%         7/1/97  (Prere.)            820            881
Kentucky Turnpike Auth. Resource Recovery Road Rev.                  13.125%         1/1/98  (Prere.)             30             33
                                                                                                                          ---------
                                                                                                                             76,364
                                                                                                                          ---------
LOUISIANA (1.5%)
Jefferson Parish LA Sales Tax Rev.                                     6.75%        12/1/06  (3)              11,000         12,090
Louisiana Gas & Fuel Tax Rev.                                          7.20%       11/15/99                    9,500         10,183
Louisiana Gas & Fuel Tax Rev.                                          7.25%       11/15/00                    5,250          5,724
Louisiana Gas & Fuel Tax Rev.                                          7.25%       11/15/04                   11,000         11,994
Louisiana GO                                                           7.00%         9/1/00  (Prere.)         11,540         12,730
Louisiana GO                                                           8.75%         9/1/00  (4)               8,830         10,121
Louisiana GO                                                           8.75%         9/1/01  (4)               9,445         10,957
Louisiana Recovery Dist. Sales Tax Rev. VRDO                           3.85%         9/4/96  (3)               7,300          7,300
New Orleans LA Public Improvement GO                                   7.70%        10/1/99  (5)(Prere.)       2,395          2,579
New Orleans LA Public Improvement GO                                   7.75%        10/1/00  (5)(Prere.)       5,510          5,938
                                                                                                                          ---------
                                                                                                                             89,616
                                                                                                                          ---------
MAINE (0.2%)
Maine Municipal Bond Bank                                              4.90%        11/1/02                   13,000         13,054
                                                                                                                          ---------
MASSACHUSETTS (5.7%)
Boston MA Water & Sewer Comm.                                          5.75%        11/1/13                    6,325          6,285
Commonwealth of MA Dedicated Income Tax VRDO                           3.65%         9/4/96  LOC               6,200          6,200
Massachusetts Bay Transit Auth.                                        5.30%         3/1/04                   32,380         32,921
Massachusetts Bay Transit Auth.                                        7.25%         3/1/03  (3)              16,000         17,674
Massachusetts GO                                                       5.10%         2/1/05                   25,000         24,948
Massachusetts GO                                                       5.50%         2/1/11                   10,000          9,776
Massachusetts GO                                                       6.25%         7/1/02                   10,000         10,709
Massachusetts GO                                                       6.50%         8/1/02  (Prere.)          3,840          4,245
Massachusetts GO                                                       6.90%         6/1/00  (2)               2,500          2,703
Massachusetts GO                                                       7.00%         6/1/99  (Prere.)          3,000          3,254
Massachusetts GO                                                       7.00%         6/1/02  (2)               5,000          5,384
Massachusetts GO                                                       7.50%        12/1/00  (Prere.)         10,000         11,272
Massachusetts GO                                                       7.50%         6/1/04                    3,975          4,585
Massachusetts Industrial Finance Agency (Refusetech Inc. Project)      6.15%         7/1/02                    5,040          5,135
Massachusetts Industrial Finance Agency (Refusetech Inc. Project)      6.30%         7/1/05                   21,500         22,166
Massachusetts Industrial Finance Auth. Rev. (BioMed Research Corp.)    0.00%         8/1/04                   10,000          6,512
Massachusetts Industrial Finance Auth. Rev. (BioMed Research Corp.)    7.10%         8/1/99                   17,075         18,101
Massachusetts Turnpike Auth. BAN                                       5.00%         6/1/99                   11,000         11,174
Massachusetts Turnpike Auth. Rev.                                      4.70%         1/1/03                    5,000          4,940
Massachusetts Turnpike Auth. Rev.                                      4.75%         1/1/04                    2,500          2,459
Massachusetts Water Resources Auth.                                    5.25%         3/1/07                    5,000          4,917
Massachusetts Water Resources Auth.                                    5.25%         3/1/09                    7,175          6,926
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
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                                                                                                                FACE         MARKET
                                                                    INTEREST       MATURITY                   AMOUNT         VALUE*
INTERMEDIATE-TERM PORTFOLIO                                             RATE           DATE                    (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
Massachusetts Water Resources Auth.                                    5.50%        11/1/07                  $32,860      $  32,921
Massachusetts Water Resources Auth.                                    6.50%        7/15/10                   30,220         32,817
Massachusetts Water Resources Auth.                                    6.50%        7/15/19                   37,515         40,367
Massachusetts Water Resources Auth.                                    7.25%         4/1/01                    9,800         10,730
                                                                                                                          ---------
                                                                                                                            339,121
                                                                                                                          ---------
MICHIGAN (2.9%)
Detroit MI GO                                                          5.80%         5/1/02  (2)               8,970          9,386
Detroit MI GO                                                          5.90%         5/1/03  (2)               9,490          9,993
Greater Detroit MI Resource Recovery Auth.                             5.50%       12/13/04  (2)               7,505          7,705
Greater Detroit MI Resource Recovery Auth.                             6.25%       12/13/05  (2)              12,905         13,872
Greater Detroit MI Resource Recovery Auth.                             6.25%       12/13/06  (2)              17,475         18,776
Greater Detroit MI Resource Recovery Auth.                             6.25%       12/13/07  (2)              11,070         11,866
Michigan GO                                                            4.00%        9/30/96                    3,300          3,301
Michigan Municipal Bond Auth. Local Govt. Loan Auth.                   0.00%        12/1/99  (3) LOC           6,000          5,168
Michigan Municipal Bond Auth. Local Govt. Loan Auth.                   0.00%        12/1/00  (3) LOC           5,590          4,580
Michigan Municipal Bond Auth. Local Govt. Loan Auth.                   0.00%        12/1/01  (3) LOC           9,630          7,453
Michigan Public Power Agency                                           5.30%         1/1/05                   13,075         13,223
Michigan Public Power Agency                                          5.375%         1/1/06                   13,790         13,923
Michigan Public Power Agency                                           5.50%         1/1/07                   14,545         14,660
Michigan Public Power Agency                                           5.50%         1/1/08                    9,360          9,365
Michigan State Building Auth.                                          5.50%        10/1/07  (2)               7,500          7,593
Michigan State Building Auth.                                          6.00%        10/1/09  (2)               8,735          8,938
Michigan State Building Auth.                                          6.50%        10/1/03  (2)               3,000          3,259
Regents of Univ. of Michigan Hosp. Rev. VRDO                           3.85%         9/4/96                    5,500          5,500
                                                                                                                          ---------
                                                                                                                            168,561
                                                                                                                          ---------
MINNESOTA (0.3%)
Minnesota GO                                                           4.70%         8/1/97                   16,315         16,427
                                                                                                                          ---------

MISSISSIPPI (0.3%)
Mississippi GO                                                         5.25%         5/1/08                    5,805          5,765
Mississippi GO                                                         6.50%         5/1/03                    4,285          4,696
Mississippi GO                                                         7.00%         5/1/05                    4,840          5,499
                                                                                                                          ---------
                                                                                                                             15,960
                                                                                                                          ---------
MISSOURI (0.2%)
St. Louis County MO Rockwood School Dist. GO                           8.50%         2/1/01                    8,000          9,193
                                                                                                                          ---------
NEBRASKA (0.5%)
Consumers Public Power Dist. NE Electric Rev.                          5.10%         1/1/03                   13,035         13,048
Nebraska Public Power Dist.                                            5.60%         7/1/03                   13,175         13,681
                                                                                                                          ---------
                                                                                                                             26,729
                                                                                                                          ---------
NEVADA (2.3%)
Clark County NV Airport System Refunding Rev. VRDO
  (McCarran International Airport)                                     3.35%         9/4/96  (1)              38,360         38,360
Clark County NV GO                                                     7.50%         6/1/06  (2)               3,575          4,206
Clark County NV GO                                                     7.50%         6/1/07  (2)               9,550         11,306
Clark County NV GO                                                     7.50%         6/1/09  (2)               6,825          8,109
Clark County NV GO                                                     8.00%         6/1/08  (2)               9,875         12,117
Clark County NV School Dist. GO                                       5.375%         5/1/06  (3)               3,740          3,759
Clark County NV School Dist. GO                                       5.375%         5/1/07  (3)               9,195          9,143
Clark County NV School Dist. GO                                       5.375%         5/1/08  (3)               9,170          9,044
Clark County NV School Dist. GO                                        5.60%        6/15/09  (3)               9,640          9,622
Clark County NV School Dist. GO                                        7.25%        6/15/02  (1)               3,995          4,474
Clark County NV School Dist. GO                                        7.40%         3/1/00                   10,000         10,640
Clark County NV School Dist. GO                                        9.75%         6/1/00  (1)               4,580          5,373
Nevada GO                                                              6.00%         5/1/05                   10,450         10,914
                                                                                                                          ---------
                                                                                                                            137,067
                                                                                                                          ---------
NEW JERSEY (4.6%)
Camden County NJ Municipal Utilities Auth.                             0.00%         9/1/99  (3)              12,545         10,963
Camden County NJ Municipal Utilities Auth.                             0.00%         9/1/00  (3)              18,500         15,349
Camden County NJ Municipal Utilities Auth.                             0.00%         9/1/02  (3)              18,545         13,860
Camden County NJ Municipal Utilities Auth.                             0.00%         9/1/03  (3)              18,545         13,132
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                                                                                                                FACE         MARKET
                                                                    INTEREST       MATURITY                   AMOUNT         VALUE*
                                                                        RATE           DATE                    (000)         (000)
-----------------------------------------------------------------------------------------------------------------------------------
Essex County NJ Solid Waste Util. Auth.                                5.50%         4/1/11  (4)             $ 3,000      $   2,953
New Jersey Economic Dev. Auth.                                         5.80%         7/1/07  (1)              17,800         18,383
New Jersey Economic Dev. Auth.                                         5.80%         7/1/08  (1)               4,000          4,098
New Jersey Economic Dev. Auth.                                         7.00%         7/1/03  (1)              26,195         29,323
New Jersey Health Care Rev. (Union Hosp./Mega Care)                    6.00%         7/1/98                    2,820          2,862
New Jersey Health Care Rev. (Union Hosp./Mega Care)                    6.20%         7/1/99                    3,080          3,146
New Jersey Health Care Rev. (Union Hosp./Mega Care)                    6.40%         7/1/00                    3,295          3,383
New Jersey Sports & Exposition Auth.                                   6.50%         3/1/06                    4,725          5,085
New Jersey Sports & Exposition Auth.                                   6.50%         3/1/07                    3,500          3,758
New Jersey Transp. Trust Fund Auth.                                    5.30%       12/15/01                    5,000          5,136
New Jersey Transp. Trust Fund Auth.                                    6.00%       12/15/04  (1)               4,000          4,288
New Jersey Transp. Trust Fund Auth.                                    6.00%       12/15/05  (1)               7,510          8,045
New Jersey Transp. Turnpike Auth.                                      4.75%         1/1/06  (ETM)            18,955         18,484
New Jersey Transp. Turnpike Auth.                                      5.90%         1/1/03                    4,700          4,859
New Jersey Transp. Turnpike Auth.                                      5.90%         1/1/04                   19,030         19,643
New Jersey Transp. Turnpike Auth.                                      6.00%         1/1/05                   22,220         23,044
New Jersey Transp. Turnpike Auth.                                      6.50%         1/1/09  (2)              50,000         54,950
Port Auth. NY & NJ VRDO                                                3.65%         9/4/96                    5,000          5,000
Rutgers State Univ. NJ Rev.                                            6.40%         5/1/13                    4,675          5,071
                                                                                                                          ---------
                                                                                                                            274,815
                                                                                                                          ---------
NEW MEXICO (0.1%)
Hurley NM PCR VRDO (Kennecott Santa Fe Corp. Project)                  3.85%         9/4/96                    7,900          7,900
                                                                                                                          ---------
NEW YORK (9.9%)
Metropolitan Transp. Auth. NY                                          5.40%         7/1/03                   10,560         10,560
Metropolitan Transp. Auth. NY                                         5.625%         7/1/05                   11,485         11,456
Metropolitan Transp. Auth. NY                                          5.75%         7/1/06                   12,320         12,309
Metropolitan Transp. Auth. NY                                          6.10%         7/1/07  (1)               3,625          3,892
Metropolitan Transp. Auth. NY                                          6.10%         7/1/08  (1)               7,200          7,708
New York City NY GO                                                    6.00%        8/15/99                   13,070         13,475
New York City NY GO                                                    6.10%         8/1/02                    4,000          4,120
New York City NY GO                                                    6.15%        8/15/00                   14,670         15,221
New York City NY GO                                                    7.00%         8/1/97  (Prere.)            820            855
New York City NY GO                                                    7.00%        8/15/99  (3)               5,550          5,929
New York City NY GO                                                    7.00%        8/15/99  (3)(ETM)          9,450         10,130
New York City NY GO                                                    7.00%         8/1/00                    4,830          4,969
New York City NY GO                                                    7.00%         2/1/05                    5,000          5,333
New York City NY GO                                                    8.00%        11/1/97  (2)(Prere.)       2,245          2,379
New York City NY GO                                                    8.00%         8/1/99                    4,560          4,939
New York City NY GO                                                    8.00%         8/1/99  (ETM)               615            673
New York City NY GO                                                    8.00%        11/1/00  (2)               2,175          2,274
New York City NY GO                                                    8.00%         4/1/06  (2)               5,955          7,141
New York City NY GO                                                   8.125%        11/1/04  (3)              11,155         11,839
New York City NY GO VRDO                                               3.75%         9/4/96  (1)               4,300          4,300
New York City NY GO VRDO                                               3.80%         9/4/96  LOC                 200            200
New York City NY IDA (USTA National Tennis Center Project)            6.375%       11/15/07  (4)               6,200          6,732
New York City NY IDA (USTA National Tennis Center Project)             6.40%       11/15/08  (4)               4,105          4,437
New York City NY IDA (USTA National Tennis Center Project)             6.50%       11/15/09  (4)               6,745          7,260
New York City NY IDA (USTA National Tennis Center Project)             6.50%       11/15/10  (4)               3,500          3,767
New York City NY Municipal Water Finance Auth. Water &
  Sewer System Rev.                                                    5.30%        6/15/06                   27,665         27,579
New York City NY Municipal Water Finance Auth. Water &
  Sewer System Rev.                                                    6.00%        6/15/10                    4,000          4,136
New York City NY Municipal Water Finance Auth. Water &
  Sewer System Rev. VRDO                                               3.80%         9/4/96  (3)               2,000          2,000
New York City NY TAN                                                   4.50%        2/12/97                   40,000         40,141
New York State Dormitory Auth. (City Univ.)                            6.25%         7/1/03                    4,250          4,456
New York State Dormitory Auth. (City Univ.)                            6.35%         7/1/04                    2,500          2,627
New York State Dormitory Auth. (City Univ.)                            6.45%         7/1/05                    1,500          1,583
New York State Dormitory Auth. (City Univ.)                            7.00%         7/1/01                   10,000         10,975
New York State Dormitory Auth. (New York Univ.)                       6.375%         7/1/07  (3)              27,000         28,868





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
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                                                                                                                FACE         MARKET
                                                                    INTEREST       MATURITY                   AMOUNT         VALUE*
INTERMEDIATE-TERM PORTFOLIO                                             RATE           DATE                    (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
New York State Dormitory Auth. (State Univ.)                           5.80%        5/15/05                  $ 5,400      $   5,451
New York State Dormitory Auth. (State Univ.)                           5.90%        5/15/06                    2,000          2,020
New York State Dormitory Auth. (State Univ.)                           6.00%         7/1/03  (2)               4,000          4,257
New York State Dormitory Auth. (State Univ.)                           6.00%         7/1/04  (2)               4,000          4,262
New York State Dormitory Auth. (State Univ.)                           6.10%        5/15/08                    2,000          2,022
New York State Dormitory Auth. (State Univ.)                           7.00%        5/15/99  (Prere.)         14,105         15,281
New York State Dormitory Auth. (State Univ.)                           7.00%        5/15/01                    4,180          4,439
New York State Dormitory Auth. (State Univ.)                           7.10%        5/15/00                    6,050          6,469
New York State Environmental Fac. PCR (State Water Revolving Fund)     4.30%        2/15/04                    3,875          3,687
New York State Environmental Fac. PCR (State Water Revolving Fund)     4.30%       12/15/04                    2,605          2,467
New York State Environmental Fac. PCR (State Water Revolving Fund)     4.40%        6/15/05                    5,130          4,850
New York State Environmental Fac. PCR (State Water Revolving Fund)     4.50%        2/15/06                    4,025          3,799
New York State Environmental Fac. PCR (State Water Revolving Fund)     4.65%        6/15/07                    3,000          2,826
New York State GO                                                      6.00%        10/1/03                    4,800          5,110
New York State GO                                                      6.00%        10/1/04                    9,195          9,794
New York State GO                                                      7.80%       11/15/99                    5,000          5,483
New York State Local Govt. Assistance Corp.                            4.00%         7/1/97                    7,540          7,544
New York State Local Govt. Assistance Corp.                           5.125%         7/1/07                    8,000          7,878
New York State Local Govt. Assistance Corp.                            5.20%         7/1/07  (2)               4,500          4,453
New York State Local Govt. Assistance Corp.                            5.50%         7/1/07                    5,000          5,065
New York State Local Govt. Assistance Corp.                            6.00%         7/1/06                    7,000          7,454
New York State Medical Care Fac. Finance Agency Rev.                  7.875%        8/15/00  (Prere.)          6,815          7,741
New York State Medical Care Fac. Finance Agency Rev.                  8.875%        8/15/97  (Prere.)         20,000         21,313
New York State Thruway Auth. (Highway & Bridge Trust Fund)             5.30%         4/1/08  (1)               7,740          7,660
New York State Thruway Auth. (Highway & Bridge Trust Fund)             5.40%         4/1/07  (1)               9,215          9,274
New York State Thruway Auth. (Highway & Bridge Trust Fund)             6.25%         4/1/06  (3)              10,000         10,863
New York State Urban Dev. Corp.                                        6.40%         1/1/04                    9,685         10,104
Onondaga County NY PCR (Anheuser Busch)                               6.625%         8/1/06                   10,000         10,811
Suffolk County NY Water Auth.                                          6.80%         6/1/12  (ETM)            10,660         11,723
Triborough Bridge & Tunnel NY Auth. Rev.                               0.00%         1/1/03                   19,185         13,612
Triborough Bridge & Tunnel NY Auth. Rev.                               5.80%         1/1/06                    6,000          6,299
Triborough Bridge & Tunnel NY Auth. Rev.                               6.00%         1/1/12                   12,000         12,552
Triborough Bridge & Tunnel NY Auth. Rev.                               6.60%         1/1/10                   59,325         65,548
                                                                                                                          ---------
                                                                                                                            586,374
                                                                                                                          ---------
NORTH CAROLINA (1.2%)
Charlotte NC Airport Refunding Rev. VRDO                               3.35%         9/4/96  (1)               2,300          2,300
North Carolina Educ. Fac. Auth. VRDO (Duke Univ.)                      3.45%         9/5/96                    4,100          4,100
North Carolina Municipal Power Agency (Catawba Electric)               6.00%         1/1/04                    7,000          7,234
North Carolina Municipal Power Agency (Catawba Electric)               6.00%         1/1/05                   28,750         29,602
North Carolina Municipal Power Agency (Catawba Electric)               7.00%         1/1/00  (Prere.)          6,040          6,587
North Carolina Municipal Power Agency (Catawba Electric)               7.25%         1/1/07                   10,410         12,015
Wake County NC Industrial Fac. & Pollution Control Finance Auth.
  (Carolina Power & Light) VRDO                                        3.40%         9/4/96  LOC               9,000          9,000
                                                                                                                          ---------
                                                                                                                             70,838
                                                                                                                          ---------
OHIO (2.8%)
Cleveland OH School Dist.                                             8.125%        12/1/98  (ETM)             2,205          2,352
Cleveland OH School Dist.                                              9.00%        12/1/98  (Prere.)          4,000          4,472
Cleveland OH Water Works                                               6.00%         1/1/02  (1)               3,690          3,894
Cleveland OH Water Works                                               6.00%         1/1/03  (1)               2,105          2,228
Cleveland OH Water Works                                               6.00%         1/1/04  (1)               6,855          7,267
Cleveland OH Water Works                                               6.00%         1/1/05  (1)               4,545          4,816
Cleveland OH Water Works                                               6.00%         1/1/06  (1)               2,100          2,223
Cleveland OH Water Works                                               6.25%         1/1/02  (2)(Prere.)       4,245          4,606
Cleveland OH Water Works                                               6.25%         1/1/05  (2)               4,910          5,303
Columbus OH Sewer Rev. VRDO                                            3.40%         9/5/96                   11,400         11,400
Cuyahoga County OH Hosp. Improvement Rev. VRDO (St. Luke's Hosp.)      3.50%         9/4/96  LOC               2,500          2,500
Ohio Air Quality Dev. Auth. VRDO (Cincinnati Gas & Electric Co.)       3.85%         9/4/96  LOC               7,800          7,800
Ohio Air Quality Dev. Auth. VRDO (Cincinnati Gas & Electric Co.)       4.00%         9/4/96  LOC               4,300          4,300
Ohio Building Auth. (State Correctional Fac.)                          5.70%        10/1/03                    3,305          3,460
Ohio Building Auth. (State Correctional Fac.)                          5.70%        10/1/04                    2,725          2,849
Ohio Building Auth. (State Correctional Fac.)                          5.80%        10/1/06                    4,360          4,556
Ohio Building Auth. (State Correctional Fac.)                          5.90%        10/1/07                    2,500          2,618
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                                                                                                                FACE         MARKET
                                                                    INTEREST       MATURITY                   AMOUNT         VALUE*
                                                                        RATE           DATE                    (000)         (000)
-----------------------------------------------------------------------------------------------------------------------------------
Ohio Building Auth. (State Correctional Fac.)                          6.50%        10/1/02                  $ 3,790      $   4,133
Ohio Building Auth. (State Correctional Fac.)                          6.50%        10/1/02  (1)               5,350          5,819
Ohio Building Auth. (State Correctional Fac.)                          6.50%        10/1/03                    5,500          5,988
Ohio Building Auth. (State Correctional Fac.)                          6.50%        10/1/03  (1)               5,710          6,244
Ohio Building Auth. (State Correctional Fac.)                          6.50%        10/1/04                    2,500          2,711
Ohio Building Auth. (State Correctional Fac.)                          7.20%         8/1/00                   10,000         10,903
Ohio Building Auth. (State Correctional Fac.)                          7.25%         8/1/01                    7,500          8,188
Ohio Building Auth. (State Correctional Fac.)                          7.30%         8/1/02                   10,000         10,930
Ohio Building Auth. (State Correctional Fac.)                          7.35%         8/1/03                    4,945          5,412
Ohio Building Auth. (State Data Center)                                5.70%        10/1/04                    2,895          3,026
Ohio Building Auth. (State Data Center)                                5.75%        10/1/05                    3,070          3,211
Ohio GO                                                                3.70%         8/1/97                    3,725          3,718
Ohio Higher Educ. Fac.                                                 5.90%        12/1/05                    8,175          8,559
Ohio Public Fac. Comm.                                                 5.50%        12/1/06                    5,465          5,561
Ohio State Univ. VRDO                                                  3.40%         9/5/96                      400            400
Ohio Water Dev. Auth.                                                  6.00%        12/1/08  (2)               6,000          6,249
                                                                                                                          ---------
                                                                                                                            167,696
                                                                                                                          ---------
OKLAHOMA (2.0%)
Grand River Dam Auth. OK                                               5.50%         6/1/13  (2)               8,100          8,003
Grand River Dam Auth. OK                                               5.70%         6/1/05                   20,000         20,837
Grand River Dam Auth. OK                                               5.75%         6/1/06                   19,350         20,154
Grand River Dam Auth. OK                                              5.875%         6/1/07                   14,500         15,157
Grand River Dam Auth. OK                                               6.25%         6/1/11  (2)               7,600          8,234
Grand River Dam Auth. OK                                               8.00%         6/1/02                   21,000         24,284
Oklahoma Industrial Auth. (St. Anthony's Hosp.)                        7.50%        10/1/03  (1)               5,470          5,569
Tulsa County OK Industrial Auth. PUT (St. Francis Hosp.)               5.15%       12/15/03                    8,715          8,712
Tulsa OK Metropolitan Utility Auth.                                    7.00%         2/1/03                    8,465          9,365
                                                                                                                          ---------
                                                                                                                            120,315
                                                                                                                          ---------
OREGON (0.1%)
Oregon Veterans Welfare Program VRDO                                   3.45%         9/4/96                    6,445          6,445
                                                                                                                          ---------

PENNSYLVANIA (8.0%)
Allegheny County PA GO                                                 7.45%        2/15/98                    2,000          2,088
Allegheny County PA GO                                                 7.60%        11/1/98  (Prere.)          2,000          2,134
Allegheny County PA Higher Educ. Building Auth. VRDO
  (Univ. of Pittsburgh)                                                3.30%         9/5/96  LOC               8,200          8,200
Allegheny County PA Hosp. Dev. Auth. VRDO (South Hills Health System)  3.40%         9/4/96  LOC               8,400          8,400
Berks County PA GO                                                     7.25%       11/15/00  (3)(Prere.)      10,000         11,184
Delaware County PA Hosp. Rev. VRDO (Crozer-Chester Medical Center)     3.57%         9/4/96  LOC               2,900          2,900
Delaware County PA IDA PCR VRDO (British Petroleum Exploration & Oil)  3.75%         9/4/96                    4,700          4,700
Erie County PA Prison Auth. Commonwealth Lease Rev.                    6.75%        11/1/01  (1)(Prere.)       5,295          5,798
Northumberland County PA Commonwealth Lease Rev.                       6.70%       10/15/01  (1)(Prere.)       7,005          7,669
Northumberland County PA Commonwealth Lease Rev.                       7.75%       10/15/01  (1)(Prere.)       6,000          6,824
Pennsylvania Convention Center Auth.                                   6.25%         9/1/04                   15,200         15,721
Pennsylvania Convention Center Auth.                                   6.70%         9/1/14  (1)               4,500          4,895
Pennsylvania COP                                                       4.80%         7/1/01  (2)              20,000         20,042
Pennsylvania COP                                                       4.90%         7/1/02  (2)              13,665         13,698
Pennsylvania COP                                                       5.00%         7/1/03  (2)               6,555          6,573
Pennsylvania GO                                                        5.00%        4/15/05                   24,290         24,121
Pennsylvania GO                                                        5.00%        4/15/07                    7,950          7,739
Pennsylvania GO                                                        5.00%        4/15/08                    9,250          8,894
Pennsylvania GO                                                        6.20%       11/15/04                   12,480         13,297
Pennsylvania GO                                                        6.50%        11/1/06                    4,260          4,549
Pennsylvania GO                                                        7.10%        11/1/08                    6,700          7,312
Pennsylvania GO                                                       10.00%        4/15/02  (2)              10,160         12,697
Pennsylvania Higher Educ. Fac. Auth. (Allegheny/Delaware Valley)       5.00%       11/15/03  (1)               7,380          7,379
Pennsylvania Higher Educ. Fac. Auth. (Allegheny/Delaware Valley)       5.00%       11/15/04  (1)               9,295          9,233
Pennsylvania Higher Educ. Fac. Auth. (Allegheny/Delaware Valley)       5.00%       11/15/05  (1)               7,690          7,561
Pennsylvania Higher Educ. Fac. Auth. (Allegheny/Delaware Valley)       5.00%       11/15/06  (1)               3,250          3,166
Pennsylvania Higher Educ. Fac. Auth.
  VRDO (Univ. of PA Health Services)                                   3.45%         9/4/96                      200            200
Pennsylvania IDA VRDO                                                  3.55%         9/5/96                    6,750          6,750
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                                                                                                                FACE         MARKET
                                                                    INTEREST       MATURITY                   AMOUNT         VALUE*
INTERMEDIATE-TERM PORTFOLIO                                             RATE           DATE                    (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
Pennsylvania IDA                                                       6.50%         7/1/98                  $ 9,850    $    10,224
Pennsylvania IDA                                                       6.60%         1/1/99                    5,065          5,307
Pennsylvania IDA                                                       6.60%         7/1/99                   10,355         10,930
Pennsylvania IDA                                                       6.70%         1/1/00                    7,420          7,897
Pennsylvania IDA                                                       6.70%         7/1/00                    9,080          9,728
Pennsylvania IDA                                                       6.80%         1/1/01                    5,000          5,403
Pennsylvania IDA                                                       6.80%         7/1/01                    5,480          5,960
Pennsylvania Intergovernmental Cooperation Auth.                       5.45%        6/15/08  (3)              14,595         14,476
Pennsylvania Intergovernmental Cooperation Auth.                       5.75%        6/15/99  (3)              17,000         17,605
Pennsylvania Intergovernmental Cooperation Auth.                       6.00%        6/15/02  (3)              28,500         30,121
Philadelphia PA GO                                                     4.60%        5/15/99  (3)               4,345          4,360
Philadelphia PA GO                                                     6.00%       11/15/00  (3)              11,995         12,602
Philadelphia PA Municipal Lease Rev.                                   6.00%        7/15/03                    5,065          5,104
Philadelphia PA School Dist. GO                                        0.00%         7/1/00  (2)              15,500         12,975
Philadelphia PA School Dist. GO                                       5.375%         7/1/05  (1)               7,500          7,618
Philadelphia PA School Dist. GO                                        6.25%         9/1/05  (2)               5,870          6,361
Philadelphia PA School Dist. GO                                        6.25%         9/1/06  (2)               2,000          2,167
Philadelphia PA School Dist. GO                                        6.25%         9/1/08  (2)               4,000          4,320
Philadelphia PA School Dist. GO                                        6.25%         9/1/09  (2)               2,080          2,236
Philadelphia PA School Dist. GO                                        6.70%         7/1/99  (2)               9,000          9,526
Philadelphia PA Water & Wastewater Rev.                                4.75%        6/15/98                   11,540         11,571
Philadelphia PA Water & Wastewater Rev.                                6.25%         8/1/07  (1)               5,000          5,424
Philadelphia PA Water & Wastewater Rev.                                6.25%         8/1/08  (1)               5,000          5,411
Philadelphia PA Water & Wastewater Rev.                                6.25%         8/1/09  (1)               3,400          3,663
Philadelphia PA Water & Wastewater Rev.                                6.25%         8/1/10  (1)               2,730          2,933
Philadelphia PA Water & Wastewater Rev.                               6.875%        10/1/06  (1)              15,455         16,571
Sayre Health Care Fac. Auth. Hosp. Rev. VRDO
  (VHA of PA, Pooled Capital Asset Financing Program)                  3.35%         9/4/96  (2)               3,700          3,700
Schuylkill PA Redev. Auth.                                             6.95%         6/1/01  (3)(Prere.)       3,995          4,376
                                                                                                                        -----------
                                                                                                                            472,293
                                                                                                                        -----------
PUERTO RICO (0.5%)
Puerto Rico Electric Power Auth. Rev.                                  6.50%         7/1/05  (1)              20,525         22,840
Puerto Rico Telephone Auth. Rev.                                       5.40%         1/1/08                    9,550          9,481
                                                                                                                        -----------
                                                                                                                             32,321
                                                                                                                        -----------
RHODE ISLAND (0.7%)
Rhode Island Depositors Economic Protection Corp.                      6.55%         8/1/10  (1)              26,850         29,621
Rhode Island Consolidated Capital Dev. Loan GO                         6.00%         8/1/05  (1)               4,000          4,252
Rhode Island Consolidated Capital Dev. Loan GO                         6.00%         8/1/06  (1)               5,000          5,307
                                                                                                                        -----------
                                                                                                                             39,180
                                                                                                                        -----------
SOUTH CAROLINA (0.2%)
Piedmont SC Municipal Power Agency Rev.                                5.40%         1/1/07  (1)               3,200          3,227
South Carolina Public Service Auth. CP                                 3.60%         9/9/96                   11,000         11,000
                                                                                                                        -----------
                                                                                                                             14,227
                                                                                                                        -----------
SOUTH DAKOTA (0.1%)
South Dakota Health & Educ. Auth. Rev. (McKennan Hosp.)                7.50%         7/1/04  (1)               5,845          6,352
                                                                                                                        -----------
TENNESSEE (0.1%)
Shelby County TN (Methodist Health Systems)                            6.25%         8/1/06                    4,915          5,291
                                                                                                                        -----------
TEXAS (10.8%)
Anderson County TX Rev. (Coffield Prison Farm Project)                 5.50%        3/15/04  (2)               5,715          5,882
Anderson County TX Rev. (Coffield Prison Farm Project)                 5.50%        3/15/05  (2)               5,590          5,722
Anderson County TX Rev. (Coffield Prison Farm Project)                 5.50%        3/15/06  (2)               6,985          7,108
Austin TX Combined Utilities System Rev.                              5.125%       11/15/02                    9,500          9,612
Austin TX Combined Utilities System Rev.                               5.20%       11/15/03                    3,360          3,400
Austin TX Combined Utilities System Rev.                               5.30%        5/15/04                    5,770          5,842
Austin TX Combined Utilities System Rev.                               5.80%       11/15/06                    5,255          5,460
Austin TX Combined Utilities System Rev.                               6.00%       11/15/06  (1)              23,265         24,837
Austin TX Combined Utilities System Rev.                               7.25%       11/15/03                    6,000          6,465
Bell County TX Health Fac. Dev. Corp. (Scott & White Hosp.)           7.625%         9/1/03                    8,340          8,860
Corpus Christi TX GO                                                   7.50%        11/1/97  (2)(Prere.)       1,155          1,200
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                                                                                                                FACE         MARKET
                                                                    INTEREST       MATURITY                   AMOUNT         VALUE*
                                                                        RATE           DATE                    (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
Corpus Christi TX GO                                                   7.50%        11/1/98  (2)             $ 1,865      $   1,933
Dallas-Fort Worth TX Regional Airport                                  8.75%        11/1/03                    4,890          5,135
Dallas TX Independent School Dist.                                     5.30%        8/15/08                    7,510          7,417
Dallas TX Independent School Dist.                                     5.40%        8/15/09                   20,440         20,181
Dallas TX Independent School Dist.                                     5.50%        8/15/10                   24,210         23,908
Dallas TX Independent School Dist.                                     5.60%        8/15/03  (Prere.)          2,220          2,311
Dallas TX Independent School Dist.                                     5.60%        8/15/04                    5,780          5,992
Dallas TX Independent School Dist.                                     5.70%        8/15/03  (Prere.)          1,230          1,287
Dallas TX Independent School Dist.                                     5.70%        8/15/06                    3,520          3,626
Gulf Coast TX Waste Disposal Auth. PCR VRDO (Exxon Project)            3.75%         9/4/96                    3,500          3,500
Harris County TX Health Fac. Dev. Corp. VRDO (Methodist Hosp.)         3.75%         9/4/96                   43,100         43,100
Harris County TX Toll Road                                             6.30%        8/15/02  (3)(Prere.)       4,470          4,891
Harris County TX Toll Road                                             6.30%        8/15/04  (3)                 840            910
Harris County TX Toll Road VRDO                                        3.40%         9/4/96                   32,600         32,600
Houston TX GO                                                          5.00%         3/1/04                    6,265          6,275
Houston TX GO                                                          5.10%         3/1/06                   12,200         12,123
Houston TX GO                                                          5.80%         3/1/02                    5,080          5,330
Houston TX GO                                                          7.00%         3/1/08                   48,405         55,111
Houston TX GO                                                          7.30%         3/1/98  (3)(Prere.)       3,000          3,135
Houston TX Hotel Occupancy Tax Rev.                                    5.25%         7/1/07  (4)               6,585          6,483
Houston TX Housing Finance Corp. TOB VRDO                              3.60%         9/5/96  (4)               3,700          3,700
Houston TX Water & Sewer System Rev.                                   7.00%        12/1/01  (2)               3,220          3,558
Houston TX Water & Sewer System Rev.                                   7.00%        12/1/02  (2)               4,125          4,605
Houston TX Water & Sewer System Rev.                                   7.00%        12/1/03  (2)               3,100          3,489
Houston TX Water & Sewer System Rev.                                   7.60%        12/1/97  (5)(Prere.)       4,010          4,218
North Central TX Health Fac. Dev. Corp.
  (Presbyterian Medical Center) VRDO                                   3.70%         9/4/96  (1)               7,800          7,800
San Antonio TX Electric & Gas                                          5.50%         2/1/04                    4,545          4,676
San Antonio TX Electric & Gas                                          5.80%         2/1/06                    8,000          8,366
Tarrant County TX Water Control & Improvement Dist.                    4.50%         3/1/11  (3)               5,000          4,355
Texas GO                                                               6.00%        10/1/06                    6,000          6,402
Texas GO                                                               6.00%        10/1/08                    5,000          5,328
Texas GO                                                               8.00%        10/1/07                   50,000         61,824
Texas Municipal Power Agency                                           6.10%         9/1/07  (1)              12,500         13,412
Texas Municipal Power Agency                                           6.10%         9/1/08  (1)              27,840         29,672
Texas Municipal Power Agency                                           6.10%         9/1/09  (1)               5,000          5,300
Texas Public Fin. Auth. Building Rev.                                  5.75%        10/1/09                    5,000          5,084
Texas Public Fin. Auth. Building Rev.                                  6.60%         2/1/00  (1)               5,000          5,315
Texas Public Fin. Auth. Building Rev.                                  6.75%         2/1/02  (1)               5,000          5,386
Texas Public Fin. Auth. Building Rev.                                  6.80%         2/1/03  (1)               5,000          5,374
Texas TRAN                                                             4.75%        8/29/97                   80,000         80,638
Texas Water Resource Finance Auth.                                     7.50%        8/15/01                    3,910          4,194
Univ. of Texas Permanent Univ. Fund                                    6.00%         7/1/05                    3,740          3,990
Univ. of Texas Permanent Univ. Fund                                    6.00%         7/1/06                    3,000          3,197
Univ. of Texas Permanent Univ. Fund                                    6.40%         7/1/02                    5,000          5,446
Univ. of Texas Rev.                                                    7.00%        8/15/01  (Prere.)          6,700          7,478
Univ. of Texas Rev.                                                    7.00%        8/15/07                   14,050         15,542
                                                                                                                          ---------
                                                                                                                            637,985
                                                                                                                          ---------
UTAH (0.2%)
Emery County UT PCR VRDO (PacifiCorp Project)                          3.80%         9/4/96  (2)              10,300         10,300
Salt Lake County UT PCR VRDO (British Petroleum)                       3.75%         9/4/96                    3,500          3,500
                                                                                                                          ---------
                                                                                                                             13,800
                                                                                                                          ---------
VIRGINIA (0.3%)
Chesapeake Bay Bridge & Tunnel VA                                      5.40%         7/1/05  (3)               6,090          6,218
Fairfax County VA GO                                                   7.25%         6/1/00                    5,805          6,350
Fairfax County VA IDA Hosp. Rev. VRDO
  (Inova Health System Hosp. Project)                                  3.65%         9/4/96  LOC               3,000          3,000
                                                                                                                          ---------
                                                                                                                             15,568
                                                                                                                          ---------
WASHINGTON (3.3%)
King County WA GO                                                      6.00%        12/1/04                    5,000          5,302
King County WA GO                                                      6.10%        12/1/05                    5,000          5,301
Seattle WA Water System                                                4.90%        12/1/02                    5,890          5,908
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                                                                                                                FACE         MARKET
                                                                    INTEREST       MATURITY                   AMOUNT         VALUE*
INTERMEDIATE-TERM PORTFOLIO                                             RATE           DATE                    (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
Seattle WA Water System                                                5.00%        12/1/03                  $ 2,000     $    2,007
Seattle WA Water System                                                5.10%        12/1/04                    4,000          4,016
Seattle WA Water System                                                5.20%        12/1/05                    2,320          2,330
Tacoma WA Electric System Rev.                                         5.70%         1/1/03  (2)               6,845          7,140
Washington GO                                                          5.60%         9/1/04                    5,000          5,199
Washington GO                                                         5.625%         5/1/08                    7,535          7,611
Washington GO                                                          5.75%         9/1/07                   19,950         20,708
Washington GO                                                          5.75%         9/1/08                    4,000          4,122
Washington GO                                                          6.10%         6/1/06                    9,495         10,164
Washington GO                                                         6.125%         6/1/07                   10,110         10,855
Washington GO                                                          6.20%         6/1/08                   10,765         11,584
Washington GO                                                          6.25%         6/1/09                   11,465         12,332
Washington GO                                                          6.25%         9/1/09                   21,550         22,449
Washington GO                                                          6.25%         6/1/10                    7,450          7,991
Washington GO                                                          6.25%         2/1/11                    6,680          7,146
Washington GO                                                          7.00%        10/1/98                    3,900          4,104
Washington GO                                                          7.10%         9/1/99                    7,500          7,881
Washington GO                                                          7.20%         9/1/98  (Prere.)          2,365          2,496
Washington Health Care Fac. Auth. (Sisters of Providence)              6.00%        10/1/02  (2)               5,105          5,392
Washington Health Care Fac. Auth. (Sisters of Providence)              6.00%        10/1/03  (2)               5,270          5,574
Washington Health Care Fac. Auth. (Sisters of Providence)              6.00%        10/1/04  (2)               5,515          5,833
Washington Health Care Fac. Auth. (Sisters of Providence)              6.00%        10/1/05  (2)               4,830          5,099
Washington Health Care Fac. Auth. (Sisters of Providence)              6.00%        10/1/06  (2)               6,055          6,382
                                                                                                                         ----------
                                                                                                                            194,926
                                                                                                                         ----------
WISCONSIN (1.4%)
Wisconsin GO                                                           4.25%        11/1/99                    4,000          3,980
Wisconsin GO                                                           5.00%         5/1/00                    7,335          7,447
Wisconsin GO                                                           6.20%         5/1/06                   20,990         22,667
Wisconsin GO                                                           6.25%         5/1/07                   22,970         24,885
Wisconsin GO                                                           6.25%         5/1/08                   24,365         26,336
                                                                                                                         ----------
                                                                                                                             85,315
                                                                                                                         ----------
WYOMING (0.1%)
Platte County WY PCR                                                   4.50%         1/1/01                    2,250          2,209
Platte County WY PCR                                                   4.60%         1/1/02                    2,430          2,371
                                                                                                                         ----------
                                                                                                                              4,580
                                                                                                                         ----------
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (COST $5,667,688)                                                                                   5,874,497
-----------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.9%)
-----------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                         90,296
Liabilities                                                                                                                 (38,021)
                                                                                                                         ----------
                                                                                                                             52,275
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------------------------------------------------------
Applicable to 454,626,460 outstanding $.001 par value shares
  (authorized 550,000,000 shares)                                                                                        $5,926,772
===================================================================================================================================

NET ASSET VALUE PER SHARE                                                                                                    $13.04
===================================================================================================================================

*See Note A in Notes To Financial Statements.
For key to abbreviations and other references, see page 50.

-----------------------------------------------------------------------------------------------------------------------------------
AT AUGUST 31, 1996, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              AMOUNT            PER
                                                                                                               (000)          SHARE
-----------------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                          $ 5,746,796        $ 12.64
Undistributed Net Investment Income                                                                               --             --
Overdistributed Net Realized Gains--Note E                                                                   (17,978)          (.04)
Unrealized Appreciation (Depreciation)--Note F:
  Investment Securities                                                                                      206,809            .46
  Futures Contracts                                                                                           (8,855)          (.02)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                $5,926,772         $13.04
===================================================================================================================================





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
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                FACE         MARKET
                                                                    INTEREST       MATURITY                   AMOUNT         VALUE*
INSURED LONG-TERM PORTFOLIO                                             RATE           DATE                    (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (101.5%)
-----------------------------------------------------------------------------------------------------------------------------------
ALABAMA (1.9%)
Birmingham AL Medical Center (Special Care Medical Center)             7.25%         7/1/15  (1)             $ 6,715      $   6,867
Columbia AL Industrial Dev. Board PCR VRDO (Alabama Power Co.)         3.85%         9/4/96                    1,400          1,400
Huntsville AL Health Care Auth. VRDO                                   3.35%         9/5/96  (1)               4,500          4,500
McIntosh AL IDA PCR VRDO (Ciba-Geigy)                                  3.40%         9/4/96  LOC               2,600          2,600
Medical Clinic Board of Bessemer AL (Bessemer-Carraway Hosp.)          7.25%         4/1/15  (1)               5,000          5,428
Medical Clinic Board of Montgomery AL (Jackson Hosp.)                  6.00%         3/1/26  (2)              12,000         11,951
Mobile AL Water & Sewer Comm.                                          5.50%         1/1/10  (3)               4,000          3,951
                                                                                                                          ---------
                                                                                                                             36,697
                                                                                                                          ---------
ALASKA (1.5%)
Anchorage AK Electric Rev.                                             8.00%        12/1/09  (1)               2,565          3,171
Anchorage AK Electric Rev.                                             8.00%        12/1/10  (1)               2,960          3,671
Anchorage AK Water GO                                                  7.20%         6/1/17  (2)              11,000         11,792
North Slope Borough AK GO                                              9.85%        6/30/97  (2)(ETM)          3,000          3,141
Valdez AK Marine Terminal Rev. VRDO (Exxon Pipeline Co. Project)       3.75%         9/4/96                    6,500          6,500
                                                                                                                          ---------
                                                                                                                             28,275
                                                                                                                          ---------
ARIZONA (0.5%)
Maricopa County AZ (Samaritan Health Service)                          7.00%        12/1/16  (1)               8,650         10,036
                                                                                                                          ---------

ARKANSAS (0.5%)
North Little Rock AR Electric System                                   6.50%         7/1/10  (1)               3,500          3,843
North Little Rock AR Electric System                                   6.50%         7/1/15  (1)               4,500          4,923
                                                                                                                          ---------
                                                                                                                              8,766
                                                                                                                          ---------
CALIFORNIA (15.0%)
California Dept. of Water Resources (Central Valley Project)           5.25%        12/1/28  (3)              23,000         20,975
California Health Fac. Finance Auth. (Adventist Health System)         6.75%         3/1/11  (1)              12,000         13,075
California Higher Educ. Loan Auth. Student Loan Rev. VRDO              3.40%         9/4/96  LOC               2,150          2,150
California Housing Finance Agency                                     8.625%         8/1/15  (1)               2,550          2,670
East Bay CA Municipal Utility Dist. Water System                       5.00%         6/1/26  (3)              26,775         23,548
Fresno CA COP (City Hall Refinancing Project)                         6.375%         8/1/10  (2)              10,500         11,008
Irvine Coast CA Assessment Dist. VRDO (Orange County)                  3.65%         9/4/96  LOC               8,282          8,282
Los Angeles CA Unified School Dist. TRAN                               4.50%        9/30/97                    7,000          7,035
Los Angeles County CA TRAN                                             4.50%        6/30/97  LOC              20,000         20,104
Modesto CA Irrigation Dist. Finance Auth. (Woodland Project)           6.50%        10/1/22  (2)              20,225         22,290
MSR California Public Power Agency (San Juan Project)                 6.125%         7/1/13  (2)               7,000          7,373
MSR California Public Power Agency (San Juan Project)                  6.75%         7/1/20  (1)              13,000         14,692
Northern California Power Agency (Combustion Turbine Project)          6.00%        8/15/10  (1)               3,500          3,545
Northern California Power Agency (Hydroelectric Project)               5.50%         7/1/23  (1)              23,200         21,631
Oakland CA Redev. Agency (Central Dist. Project)                       5.50%         2/1/14  (2)               6,300          6,162
Oakland CA Redev. Agency (Central Dist. Project)                       6.00%         2/1/08  (2)               5,585          5,926
Pittsburg CA Redev. Agency                                             5.50%         8/1/07  (3)               3,000          3,044
Sacramento CA Municipal Utility Dist.                                  5.75%        8/15/13  (1)              12,360         12,228
Sacramento CA Municipal Utility Dist.                                  6.50%         9/1/13  (1)               8,895          9,735
San Diego CA Area Local Govt. COP Pooled TRAN                          4.75%        10/1/97  (4)               7,000          7,049
San Diego County CA TRAN                                              4.375%        9/30/97  LOC              11,500         11,550
San Jose CA Tax Redev.                                                 6.00%         8/1/10  (1)               8,105          8,552
Santa Clara CA Redev. Agency (Bayshore North Project)                  7.00%         7/1/10  (2)               3,000          3,444
Santa Clara CA Valley Water Dist.                                      6.00%         2/1/24  (3)               5,000          4,980
Santa Rosa CA Waste Water Rev.                                         6.00%         9/1/15  (3)               5,000          5,155
South County CA Waste Water Auth. (Gilroy)                             5.50%         8/1/22  (3)               8,000          7,467
South County CA Waste Water Auth. (Morgan Hill)                        5.50%         8/1/22  (3)               7,000          6,534
Southern California Public Power Auth. (Palo Verde)                    5.00%         7/1/15  (2)               2,605          2,332
Southern California Rapid Transit Dist.                                5.80%         9/1/06  (2)               4,000          4,233
Southern California Rapid Transit Dist.                                5.90%         9/1/07  (2)               3,155          3,339
Transmission Agency of Northern California                             5.25%         5/1/08  (1)               4,000          3,962
Ukiah CA Electric Rev.                                                 6.25%         6/1/18  (1)               6,330          6,736
                                                                                                                          ---------
                                                                                                                            290,806
                                                                                                                          ---------





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
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                FACE         MARKET
                                                                    INTEREST       MATURITY                   AMOUNT         VALUE*
INSURED LONG-TERM PORTFOLIO                                             RATE           DATE                    (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
COLORADO (1.5%)
Colorado Health Fac. Auth. (Sisters of Charity Health System Inc.)     6.00%        5/15/13  (1)             $ 4,525      $   4,584
Denver CO Health Fac. (St. Anthony's Hosp.)                            7.70%         5/1/07  (1)               2,800          3,052
Northern Colorado Water Conservation Dist. Rev.                        6.50%        12/1/12  (2)+             20,575         22,180
                                                                                                                          ---------
                                                                                                                             29,816
                                                                                                                          ---------
CONNECTICUT (0.3%)
Connecticut Special Obligation Transp. Infrastructure Rev.            5.625%        10/1/14  (3)               3,000          2,953
South Central Connecticut Regional Water Auth.                         5.75%         8/1/12  (3)               3,100          3,108
                                                                                                                          ---------
                                                                                                                              6,061
                                                                                                                          ---------
DELAWARE (1.1%)
Delaware Economic Dev. Auth. (Delmarva Power & Light)                  7.30%         9/1/15  (3)               4,000          4,389
Delaware Health Fac. Auth. (Delaware Medical Center)                   7.00%        10/1/15  (1)               6,000          6,463
Dover DE Electric Rev.                                                 5.75%         7/1/15  (3)               5,225          5,136
Dover DE Electric Rev.                                                 6.10%         7/1/11  (3)               2,000          2,066
Sussex County DE Waste Water Rev.                                      6.60%        6/15/25  (1)               2,500          2,778
                                                                                                                          ---------
                                                                                                                             20,832
                                                                                                                          ---------
FLORIDA (7.6%)
Coral Springs FL Improvement Dist. Water & Sewer GO                    6.00%         6/1/10  (1)               3,000          3,170
Dade County FL Water & Sewer System Rev. VRDO                          3.35%         9/4/96  (3)               3,885          3,885
Davie FL Water & Sewer Rev.                                           6.375%        10/1/12  (2)               2,620          2,860
Florida Municipal Power Agency (Stanton Project)                       5.00%        10/1/19  (1)               8,100          7,131
Jacksonville FL Guaranteed Entitlement Rev.                            5.50%        10/1/12  (2)               4,900          4,787
Lee County FL Gas Tax Rev.                                             5.50%        10/1/09  (1)               2,000          1,978
Orlando FL Utility Comm. Water & Electric Rev. BAN VRDO                3.35%         9/5/96                   12,700         12,700
Orange and Orlando County FL Expressway Auth.                          8.25%         7/1/13  (3)               9,695         12,484
Orange and Orlando County FL Expressway Auth.                          8.25%         7/1/15  (3)               8,360         10,813
Orange and Orlando County FL Expressway Auth.                          8.25%         7/1/16  (3)              12,295         16,007
Orange County FL Health Auth. Hosp. (Adventist for Sunbelt Group)      6.25%       11/15/10  (2)               4,000          4,231
Palm Beach FL Criminal Justice                                         7.20%         6/1/14  (3)              16,300         19,237
Palm Beach FL Criminal Justice                                         7.20%         6/1/15  (3)               4,000          4,695
St. Lucie County FL Utilities System Rev.                              6.00%        10/1/20  (3)(ETM)          2,350          2,408
Seacoast FL Utility Auth. Water & Sewer Rev.                           5.00%         3/1/19  (3)               2,000          1,764
Seacoast FL Utility Auth. Water & Sewer Rev.                           5.50%         3/1/13  (3)               4,000          3,903
Seacoast FL Utility Auth. Water & Sewer Rev.                           5.50%         3/1/19  (3)               2,000          1,932
Tampa FL Utilities Rev.                                                6.75%        10/1/10  (2)               9,330         10,551
Tampa FL Utilities Rev.                                                6.75%        10/1/11  (2)               9,965         11,274
Tampa FL Utilities Rev.                                                6.75%        10/1/12  (2)              10,635         12,029
                                                                                                                          ---------
                                                                                                                            147,839
                                                                                                                          ---------
GEORGIA (2.1%)
Burke County GA Dev. Auth. PCR VRDO (Georgia Power Co.)                3.75%         9/5/96                   14,630         14,630
Burke County GA Dev. Auth. PCR VRDO (Oglethorpe Power)                 3.35%         9/4/96                   16,800         16,800
Henry County GA School Dist. GO                                        6.45%         8/1/11  (1)               4,000          4,400
Private Colleges & Universities Auth. of GA (Mercer Univ. Project)     6.50%        11/1/15  (1)               5,000          5,475
                                                                                                                          ---------
                                                                                                                             41,305
                                                                                                                          ---------
HAWAII (1.3%)
Hawaii Airport System Rev.                                             6.35%         7/1/07  (1)               8,000          8,757
Hawaii County GO                                                       5.50%         5/1/08  (3)               2,000          2,033
Hawaii County GO                                                       5.55%         5/1/09  (3)               1,000          1,013
Honolulu HI City & County GO                                           8.00%        10/1/10                   11,000         13,683
                                                                                                                          ---------
                                                                                                                             25,486
                                                                                                                          ---------
ILLINOIS (4.9%)
Chicago IL Board of Educ. GO                                           6.25%         1/1/11  (1)               7,000          7,444
Chicago IL Public Building Comm. Board of Educ.                        7.00%         1/1/20  (1)(ETM)         21,500         24,578
Chicago IL Waste Water Transmission Rev.                               6.50%         1/1/08  (3)               1,315          1,440
Cook County IL GO                                                      7.25%        11/1/07  (1)               6,000          6,990
Illinois Dev. Finance Auth. PCR (Illinois Power Co. Project)           7.40%        12/1/24  (1)              14,000         16,115
Illinois Regional Transit Auth. GO (Cook, DuPage and Kane Counties)    7.20%        11/1/20  (2)              24,000         28,092
Illinois Toll Highway Auth. Rev. VRDO                                  3.35%         9/4/96  (1) LOC           6,700          6,700
Will County IL Community Unit School Dist. (Romeoville)                7.10%        12/1/09  (2)               1,750          2,017
Will County IL Community Unit School Dist. (Romeoville)                7.10%        12/1/10  (2)               1,615          1,862
                                                                                                                          ---------
                                                                                                                             95,238
                                                                                                                          ---------





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
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                FACE         MARKET
                                                                    INTEREST       MATURITY                   AMOUNT         VALUE*
                                                                        RATE           DATE                     (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
INDIANA (1.0%)
Indiana Municipal Power Agency                                        6.125%         1/1/13  (1)             $13,250      $  13,944
Merrillville IN School Building Corp.                                  6.65%         7/1/06  (1)               5,500          6,085
                                                                                                                          ---------
                                                                                                                             20,029
                                                                                                                          ---------
KANSAS (0.1%)
Kansas Highway Refunding Rev.                                          9.00%         7/1/97  (1)(ETM)          1,200          1,250
                                                                                                                          ---------
KENTUCKY (1.5%)
Kentucky Dev. Finance Auth. Hosp. Fac. Rev.
  (St. Elizabeth's Medical Center)                                     6.00%        11/1/10  (3)              23,885         24,317
Kentucky Housing Corp.                                                8.875%         7/1/19  (5)                 150            153
Kentucky Turnpike Economic Dev.                                        5.50%         7/1/09  (2)               3,630          3,660
                                                                                                                          ---------
                                                                                                                             28,130
                                                                                                                          ---------
LOUISIANA (2.6%)
Jefferson Parish LA Sales Tax                                          6.75%        12/1/06  (3)               8,500          9,342
New Orleans LA Capital Appreciation                                    0.00%         9/1/13  (2)               9,000          3,272
New Orleans LA GO                                                      0.00%         9/1/10  (2)               8,500          3,796
New Orleans LA GO                                                      0.00%         9/1/11  (2)              10,475          4,385
New Orleans LA GO                                                      6.00%         9/1/21  (2)              22,250         22,345
Ouachita Parish LA Hosp. Service (Glenwood Medical Center)             5.70%        5/15/16  (4)               4,900          4,770
Ouachita Parish LA Hosp. Service (Glenwood Medical Center)             5.75%        5/15/21  (4)               3,200          3,105
                                                                                                                          ---------
                                                                                                                             51,015
                                                                                                                          ---------
MAINE (0.8%)
Maine Health & Higher Educ. Fac. Auth.
  (Eastern Maine Medical Center)                                      6.375%        10/1/21  (3)               8,000          8,301
Maine Turnpike Rev.                                                    6.00%         7/1/18  (1)               7,000          7,077
                                                                                                                          ---------
                                                                                                                             15,378
                                                                                                                          ---------
MARYLAND (0.7%)
Maryland Health & Educ. Fac. Auth.
  (Univ. of Maryland Medical System)                                   7.00%         7/1/22  (3)              12,025         13,908
                                                                                                                          ---------
MASSACHUSETTS (7.7%)
Boston MA GO                                                           6.50%         7/1/12  (2)               4,750          5,097
Boston MA Water & Sewer Comm.                                          7.25%        11/1/06  (5)               2,500          2,641
Lawrence MA GO                                                         4.75%        2/15/14  (2)               1,500          1,321
Massachusetts Consolidated Loan GO                                     7.00%         7/1/09  (3)              32,250         37,045
Massachusetts Consolidated Loan GO TOB VRDO                            3.55%         9/4/96                      700            700
Massachusetts Health & Educ. Fac. Auth. (Boston College)               6.75%         7/1/11  (3)               6,595          7,216
Massachusetts Health & Educ. Fac. Auth. (Falmouth Hosp.)               5.50%         7/1/08  (1)               1,425          1,431
Massachusetts Health & Educ. Fac. Auth. (Lahey Clinic)                 5.25%         7/1/10  (1)              14,120         13,555
Massachusetts Health & Educ. Fac. Auth. (Lahey Clinic)                 7.85%         7/1/03  (1)               3,360          3,911
Massachusetts Health & Educ. Fac. Auth. (MA General Hosp.)             6.25%         7/1/12  (2)              19,650         20,978
Massachusetts Housing Finance Agency Rev.                              5.55%        10/1/05  (2)               5,230          5,298
Massachusetts Housing Finance Agency Rev.                              5.95%        10/1/08  (2)              27,485         28,057
Massachusetts Turnpike Auth. BAN                                       5.00%         6/1/99                   11,000         11,174
Massachusetts Water Auth.                                              4.75%        12/1/21  (1)              10,160          8,588
Southeastern Massachusetts Univ. Building Auth. Rev.                   5.75%         5/1/16  (2)               2,000          1,972
                                                                                                                          ---------
                                                                                                                            148,984
                                                                                                                          ---------
MICHIGAN (3.4%)
Detroit MI Sewer System Rev.                                           5.45%         7/1/07  (3)               6,850          6,897
Michigan Strategic Fund (Detroit Edison)                               7.00%        7/15/08  (1)              18,375         21,100
Monroe County MI Economic Dev. Corp. (Detroit Edison)                  6.95%         9/1/22  (3)              25,000         28,985
St. Clair MI Economic Dev. Corp. PCR (Detroit Edison)                  6.40%         8/1/24  (2)               8,000          8,454
                                                                                                                          ---------
                                                                                                                             65,436
                                                                                                                          ---------
MINNESOTA (0.5%)
Southern Minnesota Municipal Power Agency Supply System Rev.           5.50%         1/1/15  (2)               6,120          5,867
Southern Minnesota Municipal Power Agency Supply System Rev.           5.50%         1/1/15  (2)(Prere.)       3,880          3,762
                                                                                                                          ---------
                                                                                                                              9,629
                                                                                                                          ---------





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
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                FACE         MARKET
                                                                    INTEREST       MATURITY                   AMOUNT         VALUE*
INSURED LONG-TERM PORTFOLIO                                             RATE           DATE                    (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
MISSISSIPPI (0.7%)
Jackson County MS Port Fac. Rev. VRDO (Chevron USA Project)            3.75%         9/4/96                  $12,510    $    12,510
Jackson MS Water & Sewer System                                        4.50%         9/1/10  (1)               1,500          1,317
                                                                                                                          ---------
                                                                                                                             13,827
                                                                                                                          ---------
MISSOURI (0.2%)
Missouri Health & Educ. Fac. Auth. (Lester Cox Medical Center)         5.25%         6/1/15  (1)               5,000          4,715
                                                                                                                          ---------
MONTANA (0.1%)
Forsyth MT PCR (Montana Power Co.)                                    6.125%         5/1/23  (2)               1,500          1,510
                                                                                                                          ---------
NEVADA (0.6%)
Clark County NV Airport System Rev. VRDO
(McCarran International Airport)                                       3.35%         9/4/96  (1)               3,720          3,720
Clark County NV Airport System Rev. VRDO
(McCarran International Airport)                                       3.35%         9/4/96  LOC               2,700          2,700
Clark County NV GO                                                     6.50%         6/1/17  (2)               5,000          5,463
                                                                                                                          ---------
                                                                                                                             11,883
                                                                                                                          ---------
NEW HAMPSHIRE (0.4%)
New Hampshire Higher Educ. (Hitchcock Clinic)                          6.00%         7/1/15  (1)               7,560          7,442
                                                                                                                          ---------
NEW JERSEY (5.1%)
Atlantic County NJ Public Fac. COP                                     7.40%         3/1/12  (3)               4,335          5,151
Camden County NJ Municipal Utility Auth.                               5.30%        7/15/13  (3)               5,000          4,771
Camden County NJ Municipal Utility Auth.                               5.30%        7/15/14  (3)               5,000          4,736
Hoboken-Union City-Weehawken NJ Sewage Auth.                           6.25%         8/1/14  (1)              10,185         10,856
Hoboken-Union City-Weehawken NJ Sewage Auth.                           6.25%         8/1/15  (1)              10,820         11,529
New Jersey Health Care Fac. Finance Auth.
  (St. Clares-Riverside Medical Center)                                5.75%         7/1/14  (1)               3,000          2,899
New Jersey Sports & Exposition Auth.                                   6.50%         3/1/13  (1)              18,795         20,687
New Jersey Turnpike Auth.                                              6.50%         1/1/13  (1)              30,000         32,998
New Jersey Turnpike Auth.                                              6.50%         1/1/16  (1)               5,000          5,446
                                                                                                                          ---------
                                                                                                                             99,073
                                                                                                                          ---------
NEW MEXICO (0.7%)
Albuquerque NM Hosp. System (Presbyterian Health)                     6.375%         8/1/07  (1)               4,000          4,304
Farmington NM Utility Systems Rev.                                     5.75%        5/15/13  (3)               3,000          2,990
Santa Fe NM Rev.                                                       6.30%         6/1/24  (2)               5,000          5,457
                                                                                                                          ---------
                                                                                                                             12,751
                                                                                                                          ---------
NEW YORK (3.1%)
New York City NY GO VRDO                                               3.75%         9/4/96  (1)               1,800          1,800
New York City NY Municipal Water & Sewer System Rev.                   7.00%        6/15/01  (2)(Prere.)       1,905          2,107
New York City NY Municipal Water & Sewer System Rev.                   7.00%        6/15/09  (2)               1,845          2,015
New York City NY TAN                                                   4.50%        2/12/97                   19,000         19,067
New York State Local Govt. Assistance Corp. VRDO                       3.35%         9/4/96  LOC              11,900         11,900
New York State Medical Care Fac. Finance Agency
  (Mental Health Improvement)                                          6.00%        8/15/15  (1)               5,000          5,000
Suffolk County NY Water Auth.                                          5.75%         6/1/13  (2)               7,345          7,358
Triborough Bridge & Tunnel Auth. of NY Rev.                            5.00%         1/1/17  (1)               6,000          5,339
Triborough Bridge & Tunnel Auth. of NY Rev.                            6.00%         1/1/14                    4,500          4,520
Triborough Bridge & Tunnel Auth. of NY Rev.                            6.00%         1/1/15  (2)               1,275          1,286
                                                                                                                          ---------
                                                                                                                             60,392
                                                                                                                          ---------
NORTH CAROLINA (0.2%)
North Carolina Municipal Power Agency (Catawba Electric)               6.00%         1/1/10  (1)               4,000          4,195
                                                                                                                          ---------
NORTH DAKOTA (1.1%)
Bismarck ND Medical Center                                             7.50%         5/1/13  (5)              10,000         10,831
Mercer County ND PCR (Basin Electric Power)                            6.05%         1/1/19  (2)              10,000         10,014
                                                                                                                          ---------
                                                                                                                             20,845
                                                                                                                          ---------





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
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                FACE         MARKET
                                                                    INTEREST       MATURITY                   AMOUNT         VALUE*
                                                                        RATE           DATE                     (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
OHIO (3.2%)
Cleveland OH Airport System Rev.                                       0.00%         1/1/06  (1)             $ 3,475      $   2,105
Cleveland OH GO                                                        5.30%         9/1/07  (2)               3,500          3,497
Cleveland OH Public Power System Rev.                                  7.00%       11/15/16  (1)               5,000          5,607
Cleveland OH School Dist. Board of Educ. GO                           5.875%        12/1/11  (3)               4,720          4,756
Cleveland OH Water Works Rev.                                          6.25%         1/1/15  (2)               2,500          2,610
Columbus OH Electric System Rev. VRDO                                  3.40%        10/1/96  LOC                 900            900
Cuyahoga County OH Hosp. Refunding and Improvement (Univ. Hosp.)      5.625%        1/15/21  (1)              11,480         11,045
Franklin County OH Convention Center Rev.                              0.00%        12/1/06  (1)               4,355          2,555
Hamilton County OH Hosp. Fac. Rev. VRDO (Bethesda Hosp.)               3.45%         9/5/96  LOC                 800            800
Northeast Ohio Regional Sewer Dist. Waste Water Improvement            6.50%       11/15/16  (2)               5,750          6,260
Ohio Air Quality Dev. Auth. PCR (Ohio Edison Project)                  7.10%         6/1/18  (3)               6,500          7,058
Ohio Air Quality Dev. Auth. PCR (Ohio Edison Project)                  7.45%         3/1/16  (3)               9,500         10,402
Ohio GO                                                               7.625%         8/1/09                    4,345          5,268
                                                                                                                          ---------
                                                                                                                             62,863
                                                                                                                          ---------
OKLAHOMA (0.3%)
Grand River Dam Auth. OK                                               5.75%         6/1/06  (4)               5,800          6,160
                                                                                                                          ---------
OREGON (0.7%)
Oregon Health, Housing, Educ. & Cultural Fac.
  (Lewis & Clark College)                                              6.00%        10/1/13  (1)               2,250          2,313
Oregon Health Sciences Univ. Rev.                                      5.25%         7/1/25  (1)              12,000         10,986
                                                                                                                          ---------
                                                                                                                             13,299
                                                                                                                          ---------
PENNSYLVANIA (9.1%)
Allegheny County PA Hosp. Auth. (Presbyterian Hosp.)                  7.125%         7/1/99  (1)(Prere.)      12,500         13,605
Allegheny County PA Sanitary Auth.                                     5.50%        12/1/16  (3)              10,000          9,451
Armstrong County PA Hosp. Auth. Rev.                                   6.25%         6/1/13  (2)              18,400         19,154
Lehigh County PA General Purpose Auth. (Lehigh Valley Hosp.)           6.50%         7/1/10  (1)               6,655          7,114
Pennsylvania Convention Center Auth. Rev.                              6.00%         9/1/19  (3)              10,000         10,370
Pennsylvania Convention Center Auth. Rev.                              6.70%         9/1/16  (3)               9,970         10,991
Pennsylvania Higher Educ. Fac. (Allegheny-Delaware Valley)            5.875%       11/15/16  (1)              10,000          9,970
Pennsylvania Turnpike Comm. Rev.                                       5.50%        12/1/12  (2)               7,000          6,867
Pennsylvania Turnpike Comm. Rev.                                       5.50%        12/1/17  (3)              10,470          9,881
Pennsylvania Turnpike Comm. Rev.                                       5.50%        12/1/19  (3)              25,000         23,411
Pennsylvania Turnpike Comm. Rev.                                       6.00%         6/1/15  (1)               1,000          1,008
Philadelphia PA Gas Works Rev.                                         6.00%        5/15/12  (2)               3,000          3,040
Philadelphia PA GO                                                     5.00%        5/15/20  (1)              10,000          8,916
Philadelphia PA Water & Waste Water Rev.                               7.00%        6/15/10  (3)              15,000         17,185
Philadelphia PA Water & Waste Water Rev.                               7.00%        6/15/11  (3)              16,500         18,927
Pittsburgh PA Water & Sewer System Rev.                                7.25%         9/1/14  (3)(ETM)          5,000          5,756
Sayre PA Health Care Fac. Auth. Hosp. Rev. VRDO
  (VHA of PA, Pooled Capital Asset Financing Program)                  3.35%         9/4/96  (2)               1,100          1,100
                                                                                                                          ---------
                                                                                                                            176,746
                                                                                                                          ---------
PUERTO RICO (0.8%)
Puerto Rico Highway and Transp. Rev.                                   6.00%         7/1/18  (4)              10,850         11,184
Puerto Rico Public Building Auth.                                      0.00%         7/1/01  (3)               4,150          3,312
                                                                                                                          ---------
                                                                                                                             14,496
                                                                                                                          ---------
RHODE ISLAND (0.3%)
Rhode Island Depositors Economic Project                               5.80%         8/1/12  (1)               2,000          2,022
Rhode Island Public Building Auth.                                     6.00%         2/1/11  (2)               3,805          3,864
                                                                                                                          ---------
                                                                                                                              5,886
                                                                                                                          ---------
SOUTH CAROLINA (4.1%)
North Charleston SC Sewer Dist. Rev.                                  6.375%         7/1/12  (1)               2,750          2,981
Piedmont SC Municipal Power Agency Rev.                                5.00%         1/1/18  (3)              27,500         24,213
Piedmont SC Municipal Power Agency Rev.                                6.75%         1/1/19  (3)              10,600         11,908
Piedmont SC Municipal Power Agency Rev.                                6.75%         1/1/20  (3)              23,515         26,480
Public Service Auth. Rev. of SC                                        6.25%         1/1/22  (2)              13,000         13,425
                                                                                                                          ---------
                                                                                                                             79,007
                                                                                                                          ---------
SOUTH DAKOTA (0.7%)
South Dakota Health & Educ. Fac. Auth. Rev. (McKennan Hosp.)          7.625%         7/1/14  (1)              11,500         12,542
                                                                                                                          ---------





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
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                FACE         MARKET
                                                                    INTEREST       MATURITY                   AMOUNT         VALUE*
INSURED LONG-TERM PORTFOLIO                                             RATE           DATE                    (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
TENNESSEE (0.7%)
Health, Educ. & Housing Fac. of TN (Methodist Health System)           5.50%         8/1/12  (1)             $ 5,000      $   4,870
Knox County TN Health, Educ. & Housing Fac. (Fort Sanders Hosp.)       8.00%         1/1/08  (1)               3,000          3,186
Nashville and Davidson County TN Health and Educ. Fac.
  (Meharry Medical College)                                            5.00%        12/1/24  (2)               3,000          2,619
Tennessee Housing Dev. Agency                                         7.125%         7/1/17  (1)               2,665          2,808
                                                                                                                          ---------
                                                                                                                             13,483
                                                                                                                          ---------
TEXAS (9.1%)
Austin TX Combined Utilities System Rev.                               5.75%       11/15/16  (2)              10,000          9,823
Colorado River Municipal Water Dist. of TX Rev.                        6.00%         1/1/16  (2)               6,000          6,034
Corpus Christi TX Utilities System Rev.                                7.00%        7/15/10  (3)               7,500          8,176
Gulf Coast Waste Disposal Auth. of TX PCR VRDO (Exxon Project)         3.75%         9/4/96                    5,400          5,400
Harris County TX Health Fac. Dev. Corp. VRDO (Methodist Hosp.)         3.75%         9/4/96                    7,100          7,100
Harris County TX Toll Road VRDO                                        3.40%         9/4/96                   23,200         23,200
Houston TX Public Improvement                                          7.00%         3/1/08                   16,000         18,217
Houston TX Water & Sewer Rev.                                          7.00%        12/1/20  (1)              12,280         13,448
Houston TX Water Conveyance System                                     6.25%       12/15/12  (2)               8,340          8,932
Houston TX Water Conveyance System                                     6.80%       12/15/10  (2)               5,490          6,201
Houston TX Water Conveyance System                                     6.80%       12/15/11  (2)               8,910         10,067
Houston TX Water Conveyance System                                     7.50%       12/15/12  (2)               1,000          1,202
Houston TX Water Conveyance System                                     7.50%       12/15/13  (2)               1,100          1,323
Lower Colorado River Auth. of TX Rev.                                 5.625%         1/1/15  (4)(Prere.)       3,055          3,005
North Central TX Health Fac. Dev. Corp. VRDO
  (Presbyterian Medical Center)                                        3.70%         9/4/96  (1)               5,100          5,100
San Antonio TX Electric & Gas System Rev.                              0.00%         2/1/06  (3)              18,000         10,807
San Antonio TX Electric & Gas System Rev.                              0.00%         2/1/07  (3)              15,000          8,445
Texas TRAN                                                             4.75%        8/29/97                   25,000         25,199
Texas Turnpike Auth. of Dallas North Toll (Addison Project)            6.60%         1/1/23  (3)               4,500          4,856
                                                                                                                          ---------
                                                                                                                            176,535
                                                                                                                          ---------
VERMONT (0.3%)
Vermont GO BAN CP                                                      3.60%         9/9/96                    5,000          5,000
                                                                                                                          ---------
VIRGINIA (0.7%)
Henry County VA Public Service Auth.                                   6.25%       11/15/19  (3)               1,500          1,536
Norfolk VA Water Dev.                                                  5.90%        11/1/25  (1)              12,150         12,015
                                                                                                                          ---------
                                                                                                                             13,551
                                                                                                                          ---------
WASHINGTON (1.3%)
Snohomish County WA Mukilteo School Dist.                              5.60%        12/1/08  (3)               6,960          7,077
Snohomish County WA Mukilteo School Dist.                              5.65%        12/1/09  (3)               9,160          9,279
Snohomish County WA Mukilteo School Dist.                              5.65%        12/1/10  (3)               3,950          3,976
Snohomish County WA Mukilteo School Dist.                              5.70%        12/1/11  (3)               5,000          5,035
                                                                                                                          ---------
                                                                                                                             25,367
                                                                                                                          ---------
WEST VIRGINIA (1.3%)
West Virginia Hosp. Finance Auth. (Charleston Medical Center)          5.75%         9/1/13  (1)               8,000          8,026
West Virginia State Building Comm. Rev. (Jail & Correction Fac.)       7.00%         7/1/11  (1)               7,325          8,404
West Virginia State Building Comm. Rev. (Jail & Correction Fac.)       7.00%         7/1/12  (1)               7,840          9,000
                                                                                                                          ---------
                                                                                                                             25,430
                                                                                                                          ---------
WISCONSIN (0.2%)
Wisconsin Health & Educ. (St. Luke's Medical Center)                   7.10%        8/15/11  (1)               4,000          4,390
                                                                                                                          ---------
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (COST $1,849,371)                                                                                   1,966,304
-----------------------------------------------------------------------------------------------------------------------------------





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
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             MARKET
                                                                                                                             VALUE*
                                                                                                                              (000)
-----------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.5%)
-----------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                     $   27,068
Liabilities                                                                                                                 (56,994)
                                                                                                                         ----------
                                                                                                                            (29,926)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------------------------------------------------------
Applicable to 159,540,072 outstanding $.001 par value shares
  (authorized 250,000,000 shares)                                                                                        $1,936,378
===================================================================================================================================

NET ASSET VALUE PER SHARE                                                                                                    $12.14
===================================================================================================================================

*See Note A in Notes To Financial Statements.
For key to abbreviations and other references, see page 50.


-----------------------------------------------------------------------------------------------------------------------------------
AT AUGUST 31, 1996, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              AMOUNT            PER
                                                                                                               (000)          SHARE
-----------------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                          $ 1,827,232        $ 11.46
Undistributed Net Investment Income                                                                               --             --
Overdistributed Net Realized Gains--Note E                                                                    (7,787)          (.05)
Unrealized Appreciation--Note F                                                                              116,933            .73
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                $1,936,378         $12.14
===================================================================================================================================





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
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                FACE         MARKET
                                                                    INTEREST       MATURITY                   AMOUNT         VALUE*
LONG-TERM PORTFOLIO                                                     RATE           DATE                    (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.6%)
-----------------------------------------------------------------------------------------------------------------------------------
ALASKA (1.3%)
Alaska Housing Finance Corp. VRDO                                      3.45%         9/4/96                  $14,200      $  14,200
                                                                                                                         ----------
ARIZONA (0.8%)
Scottsdale AZ IDA (Memorial Hosp.)                                     6.00%         9/1/12  (2)+              4,000          3,957
Scottsdale AZ IDA (Memorial Hosp.)                                    6.125%         9/1/17  (2)+              4,700          4,611
                                                                                                                         ----------
                                                                                                                              8,568
                                                                                                                         ----------
CALIFORNIA (12.7%)
California GO                                                          6.25%         9/1/12                    5,000          5,335
California Health Fac. VRDO (Catholic Health Care West)                3.25%         9/4/96  (1)               7,100          7,100
California Public Works Rev. (Community College Project)               7.00%         3/1/19                    5,800          6,365
California Public Works Rev. (Dept. of Corrections)                    5.25%         1/1/21  (2)               6,000          5,535
California RAN VRDO                                                    3.45%         9/4/96                    2,400          2,400
California State Dept. of Water (Central Valley Project)               4.75%        12/1/25                    3,120          2,592
California State Dept. of Water (Central Valley Project)               5.25%        12/1/28  (3)              12,395         11,304
Culver City CA Redev. Finance Auth.                                    4.60%        11/1/20  (2)              10,240          8,411
Fresno CA Sewer Rev.                                                   6.25%         9/1/10  (2)               6,395          6,885
Los Angeles CA Unified School Dist. TRAN                               4.50%        9/30/97                    4,000          4,020
Los Angeles County CA COP (Capital Fac. Project)                       6.50%         3/1/10                   21,815         22,228
Orange County CA Sanitation Dist. VRDO                                 3.75%         9/4/96  LOC               2,400          2,400
Sacramento County CA Administration Center & Courthouse VRDO           3.25%         9/5/96  LOC               1,100          1,100
San Bernardino CA COP (Capital Fac. Project)                          6.875%         8/1/24  (ETM)            18,000         20,825
San Bernardino CA COP (Medical Center Project)                         5.50%         8/1/19                   11,400         10,238
San Bernardino CA COP (Medical Center Project)                         5.50%         8/1/24                   14,295         12,817
San Diego CA Unified School Dist. TRAN                                 4.75%        10/1/97                    5,300          5,340
San Diego County CA TRAN                                              4.375%        9/30/97  LOC               6,500          6,528
                                                                                                                         ----------
                                                                                                                            141,423
                                                                                                                         ----------
COLORADO (0.2%)
Moffat County CO PCR VRDO (PacifiCorp Project)                         3.85%         9/4/96  (2)               2,700          2,700
                                                                                                                         ----------
CONNECTICUT (0.7%)
Connecticut Dev. Auth. PCR VRDO (Connecticut Light & Power)            3.40%         9/4/96  LOC               7,950          7,950
                                                                                                                         ----------
DISTRICT OF COLUMBIA (0.6%)
District of Columbia GO                                                6.75%         6/1/05  (2)               6,140          6,516
                                                                                                                         ----------
FLORIDA (1.8%)
Dade County FL Water & Sewer System Rev. VRDO                          3.35%         9/4/96  (3)              13,180         13,180
Gulf Breeze FL Local Govt. Loan Program VRDO                           3.40%         9/5/96  (3)               6,895          6,895
                                                                                                                         ----------
                                                                                                                             20,075
                                                                                                                         ----------
GEORGIA (2.3%)
College Park GA IDA GO (Civic Center)                                  7.00%         9/1/10                   11,500         13,012
Metropolitan Atlanta GA Rapid Transit Auth. Rev.                       6.25%         7/1/18                   12,170         12,780
                                                                                                                         ----------
                                                                                                                             25,792
                                                                                                                         ----------
ILLINOIS (4.9%)
Chicago IL Metropolitan Water Capital Improvement Rev.                 7.00%         1/1/11                   20,000         22,882
Chicago IL Public Building Comm.                                       7.00%         1/1/20  (1)(ETM)          6,000          6,859
Chicago IL Skyway Toll Bridge Rev.                                     6.50%         1/1/10                    7,750          7,912
Illinois Dev. Finance Auth. PCR (Illinois Power Co. Project)           7.40%        12/1/24  (1)               8,150          9,381
Illinois Dev. Finance Auth. PCR VRDO (Illinois Power Co. Project)      3.50%         9/4/96  LOC                 700            700
Illinois Metropolitan Pier & Exposition Auth. Rev.                     6.75%         6/1/10  (1)               6,000          6,729
                                                                                                                         ----------
                                                                                                                             54,463
                                                                                                                         ----------
INDIANA (2.5%)
Indiana Health Fac. Finance Auth. Rev. (Ancilla System, Inc.)          5.75%         7/1/15  (1)               4,470          4,286
Indiana State Office Building Comm. Rev.                               6.90%         7/1/11                   16,875         19,064
Rockport IN PCR VRDO (AEP Generating Co. Project)                      3.85%         9/4/96  (2)               4,000          4,000
                                                                                                                         ----------
                                                                                                                             27,350
                                                                                                                         ----------





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
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                FACE         MARKET
                                                                    INTEREST       MATURITY                   AMOUNT         VALUE*
                                                                        RATE           DATE                    (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
LOUISIANA (3.2%)
De Soto Parish LA PCR (Southwestern Electric Power Co.)                7.60%         1/1/19                  $24,300      $  27,126
East Baton Rouge LA VRDO (Exxon Project)                               3.75%         9/4/96                    6,900          6,900
Louisiana Recovery Dist. Sales Tax VRDO                                3.85%         9/4/96  (3)               1,900          1,900
                                                                                                                         ----------
                                                                                                                             35,926
                                                                                                                         ----------
MASSACHUSETTS (7.5%)
Massachusetts Bay Transp. Auth. Rev.                                   7.00%         3/1/21                   15,000         17,252
Massachusetts GO                                                       5.75%         5/1/12                    7,500          7,446
Massachusetts GO                                                       6.00%         6/1/11                    3,500          3,552
Massachusetts GO                                                       6.50%         8/1/11                    5,460          5,745
Massachusetts Housing Finance Agency                                  6.125%       11/15/08                    3,500          3,571
Massachusetts Turnpike Auth. BAN                                       5.00%         6/1/99                    7,000          7,111
Massachusetts Water Resources Auth. Rev.                               5.50%        7/15/22                    5,000          4,648
Massachusetts Water Resources Auth. Rev.                               6.50%        7/15/19                   32,000         34,433
                                                                                                                         ----------
                                                                                                                             83,758
                                                                                                                         ----------
MICHIGAN (3.0%)
Detroit MI GO                                                         6.375%         4/1/07                   10,500         10,669
Detroit MI Sewer Disposal                                              5.00%         7/1/25  (1)               5,820          5,098
Grand Rapids MI Tax Increment Rev. (Downtown Project)                 6.875%         6/1/24  (1)               7,500          8,236
Michigan GO Notes                                                      4.00%        9/30/96                    1,300          1,300
Michigan Hosp. Finance Auth. Rev.
  (Detroit Medical Center Obligated Group)                             6.25%        8/15/13                    3,000          3,037
Michigan Hosp. Finance Auth. Rev.
  (Detroit Medical Center Obligated Group)                             6.50%        8/15/18                    5,000          5,129
                                                                                                                         ----------
                                                                                                                             33,469
                                                                                                                         ----------
MISSISSIPPI (1.0%)
Claiborne County MS PCR (Middle South Energy)                         9.875%        12/1/14                   10,000         11,182
                                                                                                                         ----------
NEVADA (1.0%)
Humbolt County NV PCR (Idaho Power Co.)                                8.30%        12/1/14                    9,100         10,553
                                                                                                                         ----------
NEW JERSEY (6.4%)
New Jersey Economic Dev. Auth. Market Transition Fac.                  5.75%         7/1/06  (1)              34,165         35,675
New Jersey Health Care Fac. Auth. Rev. (Atlantic City Medical Center)  6.80%         7/1/05                    3,500          3,762
New Jersey Sports & Exposition Auth. Rev.                              6.50%         3/1/13                   10,000         10,927
New Jersey Sports & Exposition Auth. Rev.                              6.50%         3/1/19                   20,000         21,003
                                                                                                                         ----------
                                                                                                                             71,367
                                                                                                                         ----------
NEW YORK (9.4%)
Babylon NY Waste Water Fac. GO                                         9.00%         8/1/08  (3)               4,900          6,461
Babylon NY Waste Water Fac. GO                                         9.00%         8/1/09  (3)               2,800          3,713
Babylon NY Waste Water Fac. GO                                         9.00%         8/1/10  (3)               4,900          6,576
Metropolitan NY Transit Auth. Rev.                                    6.375%         7/1/18  (1)               7,500          7,848
New York City NY GO                                                   6.375%         8/1/04                    5,000          5,155
New York City NY GO                                                    7.10%         2/1/10  (1)               7,500          8,318
New York City NY GO VRDO                                               3.75%         9/4/96  (1)               3,000         3,000
New York City NY Municipal Water Finance Auth. Water &
  Sewer System Rev.                                                    7.00%        6/15/01  (Prere.)          2,520          2,783
New York City NY Municipal Water Finance Auth. Water &
  Sewer System Rev.                                                    7.00%        6/15/09                    2,480          2,705
New York City NY Municipal Water Finance Auth. Water &
  Sewer System Rev. VRDO                                               3.80%         9/4/96  (3)               1,000          1,000
New York Local Govt. Assistance Corp. Rev.                             6.50%         4/1/20                   10,000         10,563
New York Local Govt. Assistance Corp. Rev.                            6.875%         4/1/19                    8,000          8,762
New York Medical Care Fac. Auth. Rev.                                 6.875%        2/15/32  (7)               5,000          5,326
New York State Dormitory Auth. Rev. (State Univ.)                      7.50%        5/15/11                   18,900         21,722
Triborough Bridge & Tunnel Auth. NY General Purpose Rev.              6.125%         1/1/21                   10,000         10,447
                                                                                                                         ----------
                                                                                                                            104,379
                                                                                                                         ----------





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
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                                                                                                                FACE         MARKET
                                                                    INTEREST       MATURITY                   AMOUNT         VALUE*
LONG-TERM PORTFOLIO                                                     RATE           DATE                    (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
NORTH CAROLINA (2.0%)
Charlotte NC Airport Rev. VRDO                                         3.35%         9/4/96  (1)             $11,100    $    11,100
North Carolina Eastern Municipal Power Agency Rev.                     6.50%         1/1/18  (ETM)             4,625          5,096
North Carolina Eastern Municipal Power Agency Rev.                     7.50%         1/1/09  (Prere.)          4,935          5,847
                                                                                                                         ----------
                                                                                                                             22,043
                                                                                                                         ----------
OHIO (4.2%)
Franklin County OH Hosp. Rev. (Children's Hosp.)                       5.75%        11/1/20                    2,945          2,862
Franklin County OH Hosp. Rev. VRDO (Holy Cross Health System)          3.45%         9/5/96                    7,400          7,400
Ohio Air Quality Dev. Auth. VRDO (Cincinnati Gas & Electric)           4.00%         9/4/96  LOC               2,700          2,700
Ohio State Univ. VRDO                                                  3.40%         9/5/96                    3,800          3,800
Ohio Turnpike Comm.                                                    5.50%        2/15/26  (1)              26,650         25,275
Ohio Water Dev. Auth. VRDO (Mead Corp.)                                3.65%         9/4/96  LOC               4,200          4,200
                                                                                                                         ----------
                                                                                                                             46,237
                                                                                                                         ----------
OREGON (1.1%)
Oregon Veterans Welfare Program GO VRDO                                3.40%         9/4/96  LOC              12,000         12,000
                                                                                                                         ----------
PENNSYLVANIA (7.5%)
Allegheny County PA VRDO (Children's Hosp. Pittsburgh)                 3.35%         9/5/96  (1)                 900            900
Pennsylvania GO                                                       6.375%        9/15/09                   11,000         11,614
Pennsylvania GO                                                       6.375%        9/15/10                    8,820          9,312
Pennsylvania GO                                                       6.375%        9/15/11                    5,975          6,309
Pennsylvania GO                                                       6.375%        9/15/12                   13,500         14,254
Pennsylvania Higher Educ. Fac. Auth. Rev. (Drexel Univ.)               7.70%         5/1/12  (1)               2,660          2,721
Pennsylvania Housing Finance Agency Residential Dev. Rev.              7.50%         7/1/06                    3,890          4,169
Philadelphia PA Water & Waste Water Rev.                               7.00%        6/15/10  (3)              20,000         22,913
Pittsburgh PA Water & Sewer Auth. Rev.                                 6.50%         9/1/13  (3)              10,000         11,002
Radnor Township PA School Auth.                                       9.875%        9/15/00  (ETM)               465            507
                                                                                                                         ----------
                                                                                                                             83,701
                                                                                                                         ----------
PUERTO RICO (0.9%)
Puerto Rico Highway and Transp. Rev.                                   5.00%         7/1/16  (4)              10,605          9,670
                                                                                                                         ----------
SOUTH CAROLINA (2.1%)
Piedmont SC Municipal Power Agency Rev.                                6.15%         1/1/07  (1)               4,040          4,337
Piedmont SC Municipal Power Agency Rev.                                6.20%         1/1/08  (1)               3,000          3,225
Piedmont SC Municipal Power Agency Rev.                                6.50%         1/1/15  (3)              14,245         15,512
                                                                                                                         ----------
                                                                                                                             23,074
                                                                                                                         ----------
TEXAS (13.8%)
Harris County TX Toll Road VRDO                                        3.40%         9/4/96                   12,700         12,700
Houston TX Hotel Occupancy Rev.                                        5.50%         7/1/11  (4)              21,760         21,263
Houston TX Public Improvement                                          7.00%         3/1/08                    5,000          5,693
Houston TX Water & Sewer System Rev.                                  6.375%        12/1/17  (2)               6,000          6,295
North East TX Independent School Dist.                                 5.00%         2/1/16                    6,425          5,768
San Antonio TX Electric & Gas Rev.                                     5.00%         2/1/17                   14,135         12,544
Southwest TX Higher Educ. Auth. VRDO (Southern Methodist Univ.)        3.75%         9/4/96  LOC               7,800          7,800
Texas City TX IDR (Arco Pipeline Project)                             7.375%        10/1/20                   17,000         19,805
Texas GO                                                               5.50%         4/1/20                   15,000         14,023
Texas TRAN                                                             4.75%        8/29/97                   15,000         15,120
Texas Water Dev. Board Rev.                                            5.25%        7/15/17                    7,000          6,521
Texas Water Dev. Board Rev.                                            6.50%        7/15/10                   17,425         18,993
Texas Water Dev. Board Rev.                                            7.05%         8/1/25                    5,655          6,219
                                                                                                                         ----------
                                                                                                                            152,744
                                                                                                                         ----------
UTAH (0.1%)
Emery County UT PCR VRDO (PacifiCorp Project)                          3.80%         9/4/96  (2)                 800            800
                                                                                                                         ----------
VIRGINIA (1.2%)
Richmond VA Metropolitan Expressway Auth. Rev.                         6.25%        7/15/22  (3)               7,750          7,972
Richmond VA Metropolitan Expressway Auth. Rev.                        6.375%        7/15/16  (3)               5,400          5,649
                                                                                                                         ----------
                                                                                                                             13,621
                                                                                                                         ----------





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
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                FACE         MARKET
                                                                    INTEREST       MATURITY                   AMOUNT         VALUE*
                                                                        RATE           DATE                    (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
WASHINGTON (3.0%)
Washington Dept. of Ecology COP (State Office Building Project)        5.00%         4/1/16                  $27,820    $    25,325
Washington GO                                                          5.50%         5/1/18                    4,000          3,838
Washington GO                                                          6.75%         2/1/15                    3,450          3,843
                                                                                                                         ----------
                                                                                                                             33,006
                                                                                                                         ----------
WEST VIRGINIA (0.9%)
West Virginia State Building Comm. Rev.                                7.00%         7/1/14  (1)               8,975         10,292
                                                                                                                         ----------
WISCONSIN (3.4%)
Oak Creek WI VRDO (Wisconsin Electric Power Co. Project)               3.55%         9/5/96                    4,000          4,000
Wisconsin Clean Water Rev.                                            6.875%         6/1/11                   20,500         23,254
Wisconsin GO                                                           6.25%         5/1/09                   10,000         10,820
                                                                                                                         ----------
                                                                                                                             38,074
                                                                                                                         ----------
WYOMING (0.1%)
Sublette County WY VRDO (Exxon Project)                                3.75%         9/4/96                      900            900
                                                                                                                         ----------
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (COST $1,045,762)                                                                                   1,105,833
-----------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.4%)
-----------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                         31,658
Liabilities                                                                                                                 (27,287)
                                                                                                                         ----------
                                                                                                                              4,371
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------------------------------------------------------
Applicable to 103,493,936 outstanding $.001 par value shares
  (authorized 250,000,000 shares)                                                                                        $1,110,204
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                                                                                    $10.73
===================================================================================================================================

*See Note A in Notes To Financial Statements.
For key to abbreviations and other references, see page 50.

-----------------------------------------------------------------------------------------------------------------------------------
AT AUGUST 31, 1996, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              AMOUNT            PER
                                                                                                               (000)          SHARE
-----------------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                          $ 1,059,003        $ 10.23
Undistributed Net Investment Income                                                                               --             --
Overdistributed Net Realized Gains--Note E                                                                    (7,380)          (.07)
Unrealized Appreciation (Depreciation)--Note F:
  Investment Securities                                                                                       60,071            .58
  Futures Contracts                                                                                           (1,490)          (.01)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                $1,110,204         $10.73
===================================================================================================================================





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
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                FACE         MARKET
                                                                    INTEREST       MATURITY                   AMOUNT         VALUE*
HIGH-YIELD PORTFOLIO                                                    RATE           DATE                    (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (100.4%)
-----------------------------------------------------------------------------------------------------------------------------------
ALASKA (2.3%)
Alaska Housing Finance Corp. Rev. VRDO                                 3.55%         9/4/96                  $15,400      $  15,400
North Slope Borough AK GO                                              7.50%        6/30/01  (4)               2,000          2,235
Valdez AK PCR Rev. VRDO (Exxon Pipeline Project)                       3.75%         9/4/96                   28,700         28,700
                                                                                                                         ----------
                                                                                                                             46,335
                                                                                                                         ----------
ARIZONA (1.7%)
Board of Regents Rev. (Univ. of Arizona)                               6.20%         6/1/16                   26,660         28,356
Pima County AZ IDA Rev. (La Cholla Project)                            8.50%         7/1/20                    6,650          5,802
                                                                                                                         ----------
                                                                                                                             34,158
                                                                                                                         ----------
ARKANSAS (0.2%)
North Little Rock AR Electric System Rev.                              6.50%         7/1/15  (1)               3,450          3,774
                                                                                                                         ----------
CALIFORNIA (12.3%)
California Dept. of Water Resources                                    4.75%        12/1/29  (1)              15,000         12,348
California GO                                                          4.75%         9/1/23  (3)              10,000          8,362
California Public Works Rev. (Community College Project)               7.00%         3/1/14                   14,275         15,665
California Public Works Rev. (Community College Project)               7.00%         3/1/19                   18,000         19,753
California Public Works Rev. (Univ. Project)                           6.40%        12/1/16  (2)               8,450          8,948
Irvine CA Assessment Dist. VRDO                                        3.65%         9/4/96  LOC                 600            600
Irvine CA Ranch Water Dist. VRDO                                       3.60%         9/4/96  LOC              11,000         11,000
Irvine CA Ranch Water Dist. VRDO                                       3.70%         9/4/96  LOC               1,000          1,000
Los Angeles CA Dept. of Water & Power                                  4.75%       11/15/19  (1)               5,000          4,222
Los Angeles CA Unified School Dist. TRAN                               4.50%        9/30/97                    7,100          7,136
Metropolitan Water Dist. of Southern California Rev.                  6.625%         7/1/12                    3,000          3,306
Orange County CA Sanitation Dist. VRDO                                 3.75%         9/4/96  (2) LOC             780            780
Sacramento CA Finance Auth Lease Rev.                                  5.40%        11/1/20                   12,565         11,946
Sacramento County CA TRAN                                              4.50%        9/30/97                   10,000         10,059
Sacramento County CA VRDO
  (Administration Center & Courthouse Project)                         3.25%         9/5/96  LOC                 375            375
San Diego CA Area Local Govt. COP TRAN                                 4.75%        10/1/97  (4)               7,000          7,049
San Bernardino County CA COP (Capital Fac. Project)                   6.875%         8/1/24  (ETM)            25,220         29,178
San Bernardino County CA COP (Medical Center Funding)                  4.75%         8/1/28                   10,425          8,143
San Bernardino County CA COP (Medical Center Funding)                  5.00%         8/1/26                   15,045         12,390
San Bernardino County CA COP (Medical Center Funding)                  7.00%         8/1/20                   12,180         13,386
San Diego CA IDR (San Diego Gas & Electric)                            8.75%         3/1/23                    4,450          4,696
San Diego County CA TRAN                                              4.375%        9/30/97  LOC              11,600         11,650
San Joaquin Hills CA Transp. Agency Rev.                               0.00%         1/1/01                    7,340          5,728
San Joaquin Hills CA Transp. Agency Rev.                               0.00%         1/1/02                   14,000         10,186
Santa Clara CA El Camino Valley Hosp. Dist. VRDO                       3.30%        9/10/96  LOC               4,100          4,100
Southern California Public Power Auth. Rev.                            5.50%         7/1/20                    7,700          7,159
Southern California Public Power Auth. Rev.                            6.00%         7/1/18                    3,985          3,904
Univ. of CA Hosp. (Medical Center)                                     6.00%         7/1/26  (2)              10,260         10,217
                                                                                                                         ----------
                                                                                                                            243,286
                                                                                                                         ----------
CONNECTICUT (0.4%)
Connecticut Dev. Auth. PCR  VRDO (Connecticut Light & Power)           3.40%         9/4/96  LOC               8,695          8,695
                                                                                                                         ----------
District of Columbia (2.5%)
District of Columbia GO VRDO                                           3.95%         9/4/96  LOC               7,100          7,100
Metropolitan Washington D.C. Airport Auth. Rev.                        5.50%        10/1/24  (1)              23,825         21,974
Metropolitan Washington D.C. Airport Auth. Rev.                        5.70%        10/1/07  (1)              12,900         12,935
Metropolitan Washington D.C. Airport Auth. Rev.                       5.875%        10/1/15  (1)               8,400          8,225
                                                                                                                         ----------
                                                                                                                             50,234
                                                                                                                         ----------
FLORIDA (1.4%)
Citrus County FL PCR (Florida Power Corp.)                             6.35%         2/1/22                    6,500          6,683
Dade County FL Water & Sewer System Rev. VRDO                          3.35%         9/4/96  (3)              13,585         13,585
Orlando FL Utilities Comm. Rev.                                        6.75%        10/1/17                    2,200          2,481
Tarpon Springs FL Health Fac. Auth. Rev. (Tarpon Springs Hosp.)        8.75%         5/1/12                    4,000          4,231
                                                                                                                         ----------
                                                                                                                             26,980
                                                                                                                         ----------
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
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                                                                                                                FACE         MARKET
                                                                    INTEREST       MATURITY                   AMOUNT         VALUE*
                                                                        RATE           DATE                    (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
GEORGIA (2.4%)
Burke County GA Dev. Auth. PCR VRDO (Georgia Power Co.)                3.75%         9/4/96                 $    300     $      300
Burke County GA Dev. Auth. PCR VRDO (Oglethorpe Power Co.)             3.35%         9/4/96  (3)              22,840         22,840
Cartersville GA Water & Waste Water Fac. (Anheuser-Busch)              7.40%        11/1/10                    5,000          5,825
Municipal Electric Auth. of Georgia Rev.                               6.60%         1/1/18                    5,000          5,358
Savannah GA Hosp. Auth. Rev. (Candler Hosp.)                           7.00%         1/1/23                   13,000         13,280
                                                                                                                         ----------
                                                                                                                             47,603
                                                                                                                         ----------
ILLINOIS (5.4%)
Chicago IL Public Building Comm.                                       7.00%         1/1/15  (1) (ETM)        10,000         11,120
Chicago IL Public Building Comm.                                       7.00%         1/1/20  (1) (ETM)        10,000         11,432
Chicago IL Skyway Toll Bridge Rev.                                     6.75%         1/1/14                   10,000         10,256
Chicago IL Skyway Toll Bridge Rev.                                     6.75%         1/1/17                   18,185         18,523
Cook County IL GO                                                      6.60%       11/15/22  (1)              12,000         12,837
Illinois Dev. Finance Auth. Rev. (Regency Park Project)               10.25%        4/15/19  #                 6,500          4,875
Illinois Dev. Finance Auth. Rev. (Regency Park Project)              10.625%        4/15/20  #                 6,000          4,500
Illinois Dev. Finance Auth. Rev. PCR (Illinois Power Co. Project)      7.40%        12/1/24  (1)              20,000         23,021
Illinois Health Fac. Auth. Certificate of Beneficial Interest
  (Adventist Living Centers)                                              --             --  #                   770             62
Illinois Health Fac. Auth. Rev. (United Medical Center)               8.125%         7/1/03  (Prere.)          2,750          3,057
Illinois Toll Highway Auth. Rev.                                       6.30%         1/1/11                    5,000          5,296
Loves Park IL First Mortgage Rev. (Hoosier Care)                       9.75%         8/1/19                    1,545          1,643
                                                                                                                         ----------
                                                                                                                            106,622
                                                                                                                         ----------
INDIANA (3.3%)
Indiana Health Fac. Finance Auth. Rev. (Ancilla System, Inc.)         7.375%         7/1/23                   19,400         20,950
Indiana State Office Building Comm. Rev.                               6.90%         7/1/11                   15,660         17,692
Indianapolis IN Local Public Improvement Bond Bank                     6.75%         2/1/14                   21,500         23,669
Indianapolis IN Local Public Improvement Bond Bank                     6.75%         2/1/20                    2,500          2,665
                                                                                                                         ----------
                                                                                                                             64,976
                                                                                                                         ----------
IOWA (0.5%)
Des Moines IA Rev. (Des Moines General Hosp.)                          8.25%       11/15/11                    9,620          9,692
                                                                                                                         ----------
KENTUCKY (0.2%)
Kentucky Property & Buildings Comm. Rev.                               5.80%         9/1/06                    3,100          3,216
                                                                                                                         ----------
LOUISIANA (0.4%)
Louisiana Recovery Dist. Sales Tax VRDO                                3.85%         9/4/96  (1)               3,000          3,000
West Feliciana Parish LA PCR (Gulf States Utilities)                   9.00%         5/1/15                    4,000          4,454
                                                                                                                         ----------
                                                                                                                              7,454
                                                                                                                         ----------
MARYLAND (0.7%)
Hagerstown MD Energy Finance Administration Recycling Rev.
  (Hagerstown Fiber Project)                                           9.00%       10/15/16                   17,500         14,248
                                                                                                                         ----------
MASSACHUSETTS (9.1%)
Massachusetts Bay Transit Auth.                                        6.25%         3/1/05                    2,000          2,151
Massachusetts Consolidated Loan                                        5.75%         5/1/12  (2)               5,000          5,018
Massachusetts GO                                                       5.25%         2/1/08                   35,575         34,886
Massachusetts GO                                                       6.00%         6/1/11                   14,750         14,967
Massachusetts Industrial Finance Agency
  (Massachusetts Recycling Assoc.)                                     9.00%         8/1/16                   17,000          9,172
Massachusetts Industrial Finance Agency (Refusetech Inc. Project)      6.30%         7/1/05                   34,500         35,568
Massachusetts Turnpike Auth. BAN                                       5.00%         6/1/99                   11,000         11,174
Massachusetts Water Resources Auth. Rev.                               5.50%        7/15/22                   22,420         20,844
Massachusetts Water Resources Auth. Rev.                               6.50%        7/15/19                   43,700         47,023
                                                                                                                         ----------
                                                                                                                            180,803
                                                                                                                         ----------
MICHIGAN (6.0%)
Detroit MI GO                                                          6.25%         4/1/05                   13,000         13,223
Detroit MI GO                                                         6.375%         4/1/06                    8,635          8,824
Dickinson County MI Memorial Hosp. System Rev.                        7.625%        11/1/05                    1,150          1,174
Dickinson County MI Memorial Hosp. System Rev.                         8.00%        11/1/14                    5,700          6,024
Michigan GO                                                            4.00%        9/30/96                    9,500          9,502
Michigan Hosp. Finance Auth. Rev. (Genesys Health System)              7.50%        10/1/27                    6,620          6,884





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
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                                                                                                                FACE         MARKET
                                                                    INTEREST       MATURITY                   AMOUNT         VALUE*
HIGH-YIELD PORTFOLIO                                                    RATE           DATE                    (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
Michigan Hosp. Finance Auth. Rev. (Genesys Health System)              8.10%        10/1/13                  $ 5,000      $   5,489
Michigan Hosp. Finance Auth. Rev. (Genesys Health System)             8.125%        10/1/21                   15,000         16,386
Michigan Housing Dev. Auth. Rev.                                       6.30%         4/1/04                    6,500          6,778
Michigan Public Power Agency Rev. (Belle River Project)                5.50%         1/1/13                   46,595         44,748
                                                                                                                         ----------
                                                                                                                            119,032
                                                                                                                         ----------
MINNESOTA (0.3%)
Washington County MN Housing & Redev. Auth. Rev.
  (Woodland Park Project)                                              0.00%         5/1/20                   35,070          1,800
Washington County MN Housing & Redev. Auth. Rev.
  (Woodland Park Project)                                              9.75%         5/1/20                    5,000          4,750
                                                                                                                         ----------
                                                                                                                              6,550
                                                                                                                         ----------
MISSISSIPPI (1.4%)
Claiborne County MS PCR (Middle South Energy)                         9.875%        12/1/14                   21,000         23,483
Jackson County MS PCR VRDO (Chevron USA Project)                       3.80%         9/4/96                    2,300          2,300
Jackson County MS Port Fac. Rev. VRDO (Chevron USA Project)            3.75%         9/4/96                    1,700          1,700
                                                                                                                         ----------
                                                                                                                             27,483
                                                                                                                         ----------
MISSOURI (0.3%)
Missouri Health & Educ. Fac. Auth. VRDO
  (Sisters of Mercy Health Care System)                                3.45%         9/4/96                    4,000          4,000
Missouri Health & Educ. Fac. Auth. VRDO (Washington Univ.)             3.80%         9/4/96                    2,800          2,800
                                                                                                                         ----------
                                                                                                                              6,800
                                                                                                                         ----------
NEVADA (0.8%)
Clark County NV Airport System Refunding Rev. VRDO
  (McCarran International Airport)                                     3.35%         9/4/96  (1)              16,395         16,395
                                                                                                                         ----------
NEW HAMPSHIRE (0.3%)
New Hampshire Health & Higher Educ. Rev. (Catholic Medical Center)     6.00%         7/1/17                    6,580          6,078
                                                                                                                         ----------
NEW JERSEY (1.2%)
New Jersey Economic Dev. Auth. Market Transition Fac.                 5.875%         7/1/11  (1)               8,000          8,110
New Jersey Sports & Exposition Auth. Rev.                              6.50%         3/1/13                   15,000         16,391
                                                                                                                         ----------
                                                                                                                             24,501
                                                                                                                         ----------
NEW YORK (11.6%)
Glencove NY IDA Rev. (Regency at Glencove Project)                     9.50%         7/1/12                   10,000         10,000
Metropolitan NY Transit Auth. Rev.                                    6.375%         7/1/20  (1)              25,690         26,783
Metropolitan NY Transit Auth. Rev.                                    7.375%         7/1/08                   22,870         25,677
New York City NY GO VRDO                                               3.40%         9/4/96  LOC               4,500          4,500
New York City NY GO VRDO                                               3.60%         9/4/96  LOC               7,800          7,800
New York City NY GO VRDO                                               3.75%         9/4/96  LOC                 300            300
New York City NY GO VRDO                                               3.75%         9/4/96  (1)               5,000          5,000
New York City NY Municipal Water Finance Auth. Water &
  Sewer System Rev.                                                    5.50%        6/15/20                   25,000         22,864
New York City NY Municipal Water Finance Auth. Water &
  Sewer System Rev. VRDO                                               3.80%         9/4/96  (3)              11,800         11,800
New York State Dormitory Auth. Rev. (City Univ.)                      6.375%         7/1/08                    3,150          3,231
New York State Dormitory Auth. Rev. (City Univ.)                       7.50%         7/1/10                    5,500          6,301
New York State Dormitory Auth. Rev. (State Univ.)                     5.375%        5/15/07  (2)               2,100          2,128
New York State Dormitory Auth. Rev. (State Univ.)                      7.50%        5/15/13                   11,500         13,410
New York State Housing Finance Agency Rev.                            5.625%        3/15/09                    4,685          4,476
New York State Local Govt. Assistance Corp. Rev.                       6.00%         4/1/16                    6,400          6,363
New York State Local Govt. Assistance Corp. Rev.                       6.50%         4/1/20                   16,110         17,016
New York State Local Govt. Assistance Corp. Rev.                       7.00%         4/1/10                    6,320          6,935
New York State Power Auth. Rev.                                        6.50%         1/1/19                   26,250         27,734
Triborough Bridge & Tunnel Auth. NY Rev. (Convention Center Project)   7.25%         1/1/10                   13,500         14,914
Triborough Bridge & Tunnel Auth. NY Rev. (General Purpose Rev.)        5.00%         1/1/17                    3,000          2,669
Triborough Bridge & Tunnel Auth. NY Rev. (General Purpose Rev.)        5.50%         1/1/17                   10,000          9,702
                                                                                                                         ----------
                                                                                                                            229,603
                                                                                                                         ----------
NORTH CAROLINA (1.3%)
Charlotte NC Airport Rev. VRDO                                         3.35%         9/4/96  (1)               8,700          8,700
North Carolina Eastern Municipal Power Agency Rev.                     5.00%         1/1/20  (ETM)            10,385          9,333
North Carolina Eastern Municipal Power Agency Rev.                     6.50%         1/1/18  (ETM)             6,665          7,344
                                                                                                                         ----------
                                                                                                                             25,377
                                                                                                                         ----------





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
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                                                                                                                FACE         MARKET
                                                                    INTEREST       MATURITY                   AMOUNT         VALUE*
                                                                        RATE           DATE                    (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
OHIO (0.8%)
Columbus OH GO VRDO                                                    3.30%         9/5/96                  $ 5,200      $   5,200
Lucas County OH Hosp. Fac. Rev. (Flower Memorial Hosp.)               8.125%        12/1/11                    8,900         10,388
                                                                                                                         ----------
                                                                                                                             15,588
                                                                                                                         ----------
OKLAHOMA (0.4%)
Jackson County OK Memorial Hosp. Auth. Rev. (Jackson Memorial)         6.75%         8/1/04                    4,700          4,594
Jackson County OK Memorial Hosp. Auth. Rev. (Jackson Memorial)         7.30%         8/1/15                    4,000          3,841
                                                                                                                         ----------
                                                                                                                              8,435
                                                                                                                         ----------
OREGON (0.6%)
Oregon Veterans Welfare Program VRDO                                   3.40%         9/4/96  LOC               1,500          1,500
Oregon Veterans Welfare Program VRDO                                   3.45%         9/4/96  LOC              10,100         10,100
                                                                                                                         ----------
                                                                                                                             11,600
                                                                                                                         ----------
PENNSYLVANIA (10.2%)
Langhorne PA Higher Educ. & Health Auth. Rev. (Lower Bucks Hosp.)      7.30%         7/1/12                    4,500          4,255
Langhorne PA Higher Educ. & Health Auth. Rev. (Lower Bucks Hosp.)      7.35%         7/1/22                   13,200         12,325
Montgomery County PA Higher Educ. & Health Auth. Rev.
  (Brittany Point Project)                                             8.50%         1/1/22                    5,000          5,315
Pennsylvania Convention Center Auth. Rev.                              6.60%         9/1/09                    2,500          2,623
Pennsylvania Convention Center Auth. Rev.                              6.70%         9/1/14                    2,500          2,646
Pennsylvania Convention Center Auth. Rev.                              6.75%         9/1/19                    6,600          7,004
Pennsylvania COP                                                       5.40%         7/1/08  (2)              15,000         14,862
Pennsylvania COP                                                       5.40%         7/1/09  (2)              25,000         24,527
Pennsylvania Economic Dev. Auth. Rev. (Colver Project)                 7.05%        12/1/10                    2,500          2,614
Pennsylvania Economic Dev. Auth. Rev. (Colver Project)                7.125%        12/1/15                   14,000         14,715
Pennsylvania Housing Finance Agency Rev.                               7.60%         7/1/13                   10,000         10,644
Pennsylvania Higher Educ. Fac. Auth. Rev. VRDO (Temple Univ.)          3.75%         9/4/96  LOC                 400            400
Pennsylvania Higher Educ. Fac. Auth. Rev. VRDO (Carnegie Mellon)       3.75%         9/4/96                    2,200          2,200
Pennsylvania Turnpike Comm. Rev.                                       5.50%        12/1/17                   17,735         16,901
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev.
  (Children's Seashore Hosp.)                                          7.00%        8/15/12                    3,540          3,711
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev.
  (Children's Seashore Hosp.)                                          7.00%        8/15/17                    1,000          1,033
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev.
  (Children's Seashore Hosp.)                                          7.00%        8/15/22                      500            516
Philadelphia PA Hosp. & Higher Educ. Fac.
  Auth. Rev. (Methodist Hosp.)                                         7.75%         7/1/23                   12,290         12,337
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev.
  (Roxborough Memorial Hosp.)                                          7.25%         3/1/24                    9,900          9,311
Philadelphia PA Municipal Auth. Rev.                                  6.125%        7/15/08                    4,000          4,016
Philadelphia PA Municipal Auth. Rev.                                   6.25%        7/15/13                    5,785          5,743
Philadelphia PA Municipal Auth. Rev.                                   6.30%        7/15/17                    1,750          1,736
Philadelphia PA Municipal Auth. Rev.                                  8.625%       11/15/16                    1,600          1,671
Philadelphia PA Water & Waste Water Rev.                               7.00%        6/15/11  (3)              21,500         24,662
Sayre PA Health Care Fac. Auth. Hosp. Rev. VRDO
  (VHA of PA, Pooled Capital Asset Financing Program)                  3.35%         9/4/96  (2)                 400            400
Scranton-Lackawanna PA Health & Welfare (Moses Taylor Hosp.)           8.50%         7/1/20                   14,375         15,294
                                                                                                                         ----------
                                                                                                                            201,461
                                                                                                                         ----------
RHODE ISLAND (0.5%)
Rhode Island Convention Center Auth. Rev.                              5.75%        5/15/20  (2)               5,000          4,836
Rhode Island Public Building Auth.                                     5.25%         2/1/10  (2)               5,000          4,791
                                                                                                                         ----------
                                                                                                                              9,627
                                                                                                                         ----------
SOUTH CAROLINA (0.4%)
Piedmont SC Municipal Power Agency Rev.                                6.25%         1/1/21  (3)               6,640          7,062
                                                                                                                         ----------
TEXAS (12.8%)
Austin TX Airport System Rev.                                         6.125%       11/15/25  (1)              38,000         37,766
Austin TX Airport System Rev.                                          6.45%       11/15/20                   17,040         17,756
Austin TX Water, Sewer & Electric Rev.                                14.00%       11/15/01                      200            261
Dallas TX Independent School Dist.                                     5.70%        8/15/12                   18,645         18,606
Gulf Coast Waste Disposal Auth. TX PCR VRDO (Amoco Oil Project)        3.75%         9/4/96                   13,900         13,900
Harris County TX Health Fac. Dev. Corp. VRDO (Methodist Hosp.)         3.75%         9/4/96                   16,400         16,400

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                FACE         MARKET
                                                                    INTEREST       MATURITY                   AMOUNT         VALUE*
HIGH-YIELD PORTFOLIO                                                    RATE           DATE                     (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
Harris County TX Hosp. Dist. Rev.                                      7.40%        2/15/10  (2)             $17,500      $  20,332
Harris County TX Toll Road                                             6.25%        8/15/15  (1)               5,000          5,187
Harris County TX Toll Road VRDO                                        3.40%         9/4/96                   11,600         11,600
Hidalgo County TX Health Mission Hosp.                                6.875%        8/15/26                    7,880          7,740
Houston TX Hotel Occupancy Rev.                                        5.50%         7/1/15  (4)               6,000          5,775
Houston TX Water & Sewer System Rev.                                  6.375%        12/1/17  (2)               4,820          5,057
North Central TX Health Fac. Dev. Corp. VRDO
  (Presbyterian Medical Center)                                        3.70%         9/4/96  (1)               9,600          9,600
Odessa TX Junior College Dist. Rev.                                   8.125%        12/1/18                   10,000         10,577
San Antonio TX Electric & Gas Rev.                                     5.00%         2/1/17                    3,500          3,106
Southwest TX Higher Educ. Auth. VRDO (Southern Methodist Univ.)        3.75%         9/4/96  LOC               4,300          4,300
Texas GO                                                               5.50%         4/1/20                   40,050         37,442
Texas TRAN                                                             4.75%        8/29/97                   15,000         15,120
Texas Turnpike Auth. Rev.                                              5.50%         1/1/15  (3)+             14,605         13,630
                                                                                                                         ----------
                                                                                                                            254,155
                                                                                                                         ----------
UTAH (2.1%)
Emery County UT PCR VRDO (PacifiCorp Project)                          3.80%         9/4/96  (2)              17,200         17,200
Salt Lake City & County UT Airport Rev. VRDO                           3.55%         9/5/96  LOC              24,700         24,700
                                                                                                                         ----------
                                                                                                                             41,900
                                                                                                                         ----------
VIRGINIA (2.5%)
Alexandria VA Redev. & Housing Auth. Rev. (Portals West Project)       9.50%        7/15/20  ##                9,680          6,098
Chesterfield County VA Mortgage Rev. (Brandermill Woods Project)       0.00%         7/1/17                    2,600             52
Chesterfield County VA Mortgage Rev. (Brandermill Woods Project)       0.00%         7/1/18                    2,600             52
Chesterfield County VA Mortgage Rev. (Brandermill Woods Project)       0.00%         7/1/19                    2,600             52
Chesterfield County VA Mortgage Rev. (Brandermill Woods Project)       0.00%         7/1/20                    2,600             52
Chesterfield County VA Mortgage Rev. (Brandermill Woods Project)       0.00%         7/1/21                    2,600             52
Chesterfield County VA Mortgage Rev. (Brandermill Woods Project)      10.25%         7/1/15  ##                8,000          5,760
Chesterfield County VA Mortgage Rev. (Brandermill Woods Project)     10.625%         7/1/16  ##               10,400          7,488
Upper Occoquan VA Sewer Auth. Rev.                                     4.75%         7/1/29  (1)              23,935         20,080
Virginia GO                                                           5.375%         6/1/07                    4,325          4,395
Virginia GO                                                           5.375%         6/1/08                    5,440          5,487
                                                                                                                         ----------
                                                                                                                             49,568
                                                                                                                         ----------
WASHINGTON (2.8%)
Port of Seattle WA GO                                                  5.75%         5/1/14                   15,600         15,128
Snohomish County WA Public Utility Dist. Rev.                          5.50%         1/1/20  (3)              43,710         40,928
                                                                                                                         ----------
                                                                                                                             56,056
                                                                                                                         ----------
WEST VIRGINIA (0.5%)
West Virginia State Building Comm. Rev.                                7.00%         7/1/13  (1)               8,390          9,629
                                                                                                                         ----------
WYOMING (0.8%)
Kemmerer County WY PCR VRDO (Exxon Project)                            3.75%         9/4/96                    7,000          7,000
Lincoln County WY PCR VRDO (Exxon Project)                             3.75%         9/4/96                   10,000         10,000
                                                                                                                         ----------
                                                                                                                             17,000
                                                                                                                         ----------
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (COST $1,933,300)                                                                                   1,991,976
-----------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.4%)
-----------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                         29,671
Liabilities                                                                                                                 (36,884)
                                                                                                                         ----------
                                                                                                                             (7,213)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------------------------------------------------------
Applicable to 191,104,685 outstanding $.001 par value shares
  (authorized 250,000,000 shares)                                                                                        $1,984,763
===================================================================================================================================

NET ASSET VALUE PER SHARE                                                                                                    $10.39
===================================================================================================================================

*See Note A in Notes To Financial Statements.
For key to abbreviations and other references, see page 50.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              AMOUNT            PER
                                                                                                               (000)          SHARE
-----------------------------------------------------------------------------------------------------------------------------------
AT AUGUST 31, 1996, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                          $ 1,943,207        $ 10.17
Undistributed Net Investment Income                                                                               --             --
Accumulated Net Realized Losses--Note E                                                                      (15,458)          (.08)
Unrealized Appreciation (Depreciation)--Note F:
  Investment Securities                                                                                       58,676            .31
  Futures Contracts                                                                                           (1,662)          (.01)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                $1,984,763         $10.39
===================================================================================================================================

KEY TO ABBREVIATIONS

BAN--Bond Anticipation Note.
COP--Certificate of Participation.
CP--Commercial Paper.
GO--General Obligation Bond.
IDA--Industrial Development Authority Bond.
IDR--Industrial Development Revenue Bond.
PCR--Pollution Control Revenue Bond.
PUT--Put Option Obligation.
RAN--Revenue Anticipation Note.
RAW--Revenue Anticipation Warrant.
Rev.--Revenue Bond.
TAN--Tax Anticipation Note.
TAW--Tax Anticipation Warrant.
TOB--Tender Option Bond.
TRAN--Tax Revenue Anticipation Note.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.
#   Non-Income Producing Security.
##  Only partial interest was paid on the last interest payment date.
+ Security purchased on a when-issued or delayed delivery basis for which the Fund has not taken delivery as of August 31, 1996.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (AMBAC Indemnity Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and
Board of Directors of
Vanguard Municipal Bond Fund

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights appearing in the Vanguard Municipal Bond Fund 1996 Annual Report present fairly, in all material respects, the financial position of Money Market Portfolio, Short-Term Portfolio, Limited-Term Portfolio, Intermediate-Term Portfolio, Insured Long-Term Portfolio, Long-Term Portfolio and High-Yield Portfolio (constituting Vanguard Municipal Bond Fund, hereafter referred to as the "Fund") at August 31, 1996, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

September 30, 1996

                                                                       F950-8/96